As filed with the Securities and Exchange Commission on November 30, 2000

                                       Securities Act Registration No. 33-37356
                               Investment Company Act Registration No. 811-5695
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------

                                    FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                            Pre-Effective Amendment No.

                        Post-Effective Amendment No. 16                     [X]
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940                       [X]
                              Amendment No. 22                              [X]

                        (Check appropriate box or boxes)
                           GLOBAL UTILITY FUND, INC.
               (Exact name of registrant as specified in charter)

                              GATEWAY CENTER THREE
                               100 Mulberry Street
                          NEWARK, NEW JERSEY 07102-4077
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (973) 367-7530


                            George P. Attisano, Esq.

                              Gateway Center Three
                               100 Mulberry Street
                          Newark, New Jersey 07102-4077
           (Name and Address of Agent for Service of Process) Copy to:
                              Arthur J. Brown, Esq.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036

 It is proposed that this filing will become effective (check appropriate box):

[X] immediately upon filing pursuant to paragraph (b)      [ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (b)                    [ ] on (date) pursuant to paragraphy (a)(2) of rule 485.
[ ] 60 days after filing pursuant to paragraphy (a)(1)         If appropriate, check the following box:
[ ] on (date) pursuant to paragraph (a), of Rule 485       [ ] this post-effective amendment designates a new effective date
[ ] on (date) pursuant to paragraph (a)(1)                     for a previously filed post-effective amendment.

Title of Securities Being Registered: Common Stock, par value $.001 per share.

                                                   Prospectus NOVEMBER 30, 2000


Global Utility Fund, Inc.

Fund Type Global Stock

INVESTMENT OBJECTIVE Total return

[GRAPHIC OF "BUILD ON THE ROCK"]
BUILD ON THE ROCK

As  with  all   mutual  funds,  the   Securities  and
Exchange  Commission  has not approved or disapproved
the Fund's shares,  nor  has  the SEC determined that      [LOGO OF PRUDENTIAL]
this prospectus is complete or accurate. It is a criminal offense to state otherwise.


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TABLE OF CONTENTS
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1    RISK/RETURN SUMMARY
1    Investment Objective and Principal Strategies
2    Principal Risks
3    Evaluating Performance
5    Fees and Expenses

7    HOW THE FUND INVESTS
7    Investment Objective and Policies
8    Other Investments and Strategies
12   Investment Risks

16   HOW THE FUND IS MANAGED
16   Board of Directors
16   Manager
16   Investment Adviser
17   Portfolio Managers
17   Distributor

18   FUND DISTRIBUTIONS AND TAX ISSUES
18   Distributions
19   Tax Issues
20   If You Sell or Exchange Your Shares

22   HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
22   How to Buy Shares
30   How to Sell Your Shares
34   How to Exchange Your Shares
35   Telephone Redemptions and Exchanges

37   FINANCIAL HIGHLIGHTS
38   Class A Shares
39   Class B Shares
40   Class C Shares
41   Class Z Shares

42   THE PRUDENTIAL MUTUAL FUND FAMILY

     FOR MORE INFORMATION (BACK COVER)

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GLOBAL UTILITY FUND, INC.                     [GRAPHIC OF PHONE] (800) 225-1852

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RISK/RETURN SUMMARY
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This section  highlights key  information  about the Global Utility Fund,  Inc., which we refer to as "the Fund." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
     Our investment objective is to provide TOTAL RETURN, without incurring undue risk, by investing primarily in INCOME-PRODUCING SECURITIES OF DOMESTIC AND FOREIGN COMPANIES engaged primarily in the UTILITY INDUSTRIES. Total return is made up of CURRENT INCOME and GROWTH OF CAPITAL. This means we seek investments that will increase in value, as well as pay the Fund interest and other income. We normally invest at least 65% of the Fund's total assets in EQUITY-RELATED and DEBT SECURITIES of utility companies. UTILITY COMPANIES include companies primarily engaged in the ownership or operation of electric, gas, telecommunications and water facilities. Some of these securities are issued by foreign companies. We consider a company to be a "utility company" if either:

o more than 50% of the company's assets are devoted to the ownership or operation of one or more facilities described above, or

o more than 50% of the company's operating revenues are derived from the business or combination of businesses described above.

     We also may invest up to 35% of the Fund's total assets in debt securities of both utility and non-utility companies. We invest primarily in investment grade debt securities, but may invest up to 5% of the Fund's assets in debt securities rated below investment grade (also known as "junk bonds").

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HOW WE INVEST

We select investments on the basis of fundamental analysis to identify those securities that provide current income and potential for growth of income and long-term capital appreciation. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. We monitor and evaluate the economic and political climate and the principal securities markets of the country in which each company is located. The relative weightings among common stocks, debt securities and preferred stocks will vary from time to time based upon the investment adviser's judgment of the extent to which investments in each category will help the Fund achieve its investment objective.
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                                                                              1
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RISK/RETURN SUMMARY
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     The Fund will invest in the securities of companies located in at least three countries, one of which will be the United States. Under normal circumstances, the percentage of the Fund's assets invested in securities of U.S. issuers will be higher than that invested in securities of issuers in any other single country.


     We may invest up to 35% of the Fund's total assets in non-utility equity-related securities, debt obligations and money market instruments. While we make every effort to achieve our investment objective, we can't guarantee success.


PRINCIPAL RISKS



     Although we try to invest wisely, all investments involve risk. Because the Fund focuses its investments in the utilities industries, the value of its shares may rise and fall more than the value of shares of a fund that invests more broadly. In addition, a change in prevailing interest rates is likely to affect the Fund's net asset value because prices of debt securities and equity securities of utility companies tend to increase when interest rates decline and decrease when interest rates rise.

     The utility companies in which the Fund invests, both in the U.S. and in foreign countries, are subject to substantial regulation. Such regulation, while intended to ensure appropriate standards for review and adequate capacity to meet public demand, can adversely impact the profitability of investment in these companies.

     Since we invest in foreign securities, there are more risks than if we invested only in obligations of the U.S. government and securities of U.S. companies. The foreign securities held by the Fund normally will be denominated in foreign currencies. The amount of income available for distribution may be affected by our foreign currency gains or losses and certain hedging activities. Foreign markets, especially those in developing countries, may be more volatile than U.S. markets, and changes in currency exchange rates may reduce or increase market performance. There is generally less public information available regarding foreign companies, and such companies may not be subject to the same accounting, auditing and financial reporting standards and requirements applicable to U.S. companies.


     The Fund may use risk management techniques to try to preserve assets or enhance return. These strategies may present above-average risks. Derivatives may not fully offset the underlying positions and this could result in losses to the Fund that would not otherwise have occurred.

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2 GLOBAL UTILITY FUND, INC.                   [GRAPHIC OF PHONE] (800) 225-1852
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RISK/RETURN SUMMARY
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     Some of our investment strategies involve additional risks. Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "Investment Risks."

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE

A number of factors--including risk--can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Fund will achieve similar results in the future.

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                                                                               3

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RISK/RETURN SUMMARY
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[REPRESENTATION OF BAR CHART]

ANNUAL RETURNS(1) (CLASS A SHARES)

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1990     1991     1992    1993    1994    1995    1996    1997    1998    1999
8.70%   22.43%   9.25%   22.78%  -7.76%  23.37%  13.77%  22.35%  19.47%   4.99%



Best quarter: 13.46% (4th quarter of 1998) WORST quarter: -5.78% (1st quarter of 1992)
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(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. The total return on the Fund's Class A shares from 1-1-00 to 9-30-00 was 7.75%.

  AVERAGE ANNUAL RETURNS(1) AS OF 12/31/99
--------------------------------------------------------------------------------
                     1 YR        5 YRS      10 YRS         SINCE INCEPTION
Class A shares       4.99%        16.96%      13.69      13.69% (since 1-2-90)
Class B shares       4.74%        17.18%        N/A      13.64% (since 3-18-91)
Class C shares       7.64%        17.05%        N/A      14.63% (since 8-1-94)
Class Z shares      10.85%           N/A        N/A      19.20% (since 12-16-96)
FT/S&P
Actuaries World
Utilities Index(2)  32.89%        24.82%      --
Lipper Average(3)   16.79%        19.17%      --
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(1) The Fund's returns are after deduction of sales charges and expenses.
    Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower.

(2) The Financial Times (FT)/S&P Actuaries World Utilities Index is an unmanaged index and is currently comprised of approximately 183 world utility stocks representing approximately 29 countries. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. FT/S&P Actuaries World Utilities Index returns since inception of each class are 14.46% for Class A, 17.74% for Class B, 21.80% for Class C and 31.79% for Class Z shares. Source: Goldman, Sachs &Co.

(3) The Lipper Average is based on the average return of all mutual funds in the Lipper Utility Fund category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Lipper returns since the inception of each class are 12.50% for Class A, 13.63% for Class B, 17.19% for Class C and 19.83% for Class Z shares. Source:Lipper, Inc.

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4 GLOBAL UTILITY FUND, INC.                   [GRAPHIC OF PHONE] (800) 225-1852
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RISK/RETURN SUMMARY
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FEES AND EXPENSES

     These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each class of the Fund--Class A, B, C and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)
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                                             CLASS A   CLASS B  CLASS C  CLASS Z
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Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)   5%       None        1%    None
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Maximum deferred sales charge (load)
(as a percentage of the lower of original
purchase price or sale proceeds)              None        5%(2)      1%(3)  None
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Maximum sales charge (load) imposed
on reinvested dividends and other
distributions                                 None       None      None    None
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Redemption fees                               None       None      None    None
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Exchange fee                                  None       None      None    None

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ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
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                                        CLASS A     CLASS B   CLASS C  CLASS Z
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Management fees                           .70%       .70%      .70%     .70%
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 + Distribution and service (12b-1) fees  .30%(4)   1.00%     1.00%     None
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 + Other expenses                         .25%       .25%      .25%     .25%
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 = Total annual Fund operating expenses  1.31%      2.01%     2.01%    1.01%
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 - Fee  waiver or expense reimbursement   .05%       None      None     None
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 = NET ANNUAL FUND OPERATING EXPENSES    1.26%(4)   2.01%     2.01%    1.01%
--------------------------------------------------------------------------------
(1) Your broker may charge you a separate or additional fee for purchases and sales of shares.
(2) The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert to Class A shares approximately seven years after purchase.
(3) The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.
(4) For the fiscal year ending September 30, 2001, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25% of the average daily net assets of the Class A shares.

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                                                                              5
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RISK/RETURN SUMMARY
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EXAMPLE

This example will help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares of the Fund during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


-------------------------------------------------------------------------------
                                1 yr      3 yrs     5 yrs   10 yrs
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  Class A shares                $622       $890    $1,178   $1,996
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  Class B shares                $704       $930    $1,183   $2,073
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  Class C shares                $402       $724    $1,172   $2,414
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  Class Z shares                $103       $322    $  558   $1,236
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     You would pay the following  expenses on the same investment if you did not sell your shares:
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                                1 yr      3 yrs     5 yrs   10 yrs
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  Class A shares                $622       $890    $1,178   $1,996
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  Class B shares                $204       $630    $1,083   $2,073
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  Class C shares                $302       $724    $1,172   $2,414
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  Class Z shares                $103       $322    $  558   $1,236
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6 GLOBAL UTILITY FUND, INC.                    [GRAPHIC OF PHONE](800) 225-1852

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HOW THE FUND INVESTS
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INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is to provide TOTAL RETURN, without incurring undue risk, by investing primarily in INCOME-PRODUCING SECURITIES OF DOMESTIC AND FOREIGN COMPANIES in the UTILITY INDUSTRIES. While we make every effort to achieve our objective, we can't guarantee success.

     In pursuing our objective, we normally invest at least 65% of the Fund's total assets in a diversified portfolio of common stocks, debt securities and preferred stocks issued by domestic and foreign utility companies, including companies engaged in the ownership or operation of facilities used in the generation, transmission or distribution of electricity, telecommunications, gas or water. The Fund normally invests up to 35% of the Fund's total assets in debt securities.

     We can invest up to 35% of the Fund's total assets in non-utility equity-related securities, debt obligations and money market instruments.

     As a "global" fund, we usually invest in issuers from at least three different countries, one of which will be the United States. Although the Fund adjusts this mix as market conditions and economic outlooks change, it typically invests a higher percentage of its total assets in U.S. securities than in the securities of any other single country. The foreign securities held by the Fund normally will be denominated in foreign currencies, including the euro--a multinational currency unit. The Fund may invest in securities of developing countries, which may be subject to more abrupt or erratic market movements than those of developed countries.

EQUITY-RELATED SECURITIES
The Fund may invest all of its assets in EQUITY-RELATED SECURITIES. These securities include common stocks, preferred stocks, warrants and rights that can be exercised to obtain stock, and convertible securities. Convertible securities are bonds, debentures, corporate notes and preferred stocks that can be converted into the company's common stock or some other equity security.

     The Fund may also invest in AMERICAN DEPOSITARY RECEIPTS (ADRS), AMERICAN DEPOSITARY SHARES (ADSS), GLOBAL DEPOSITARY RECEIPTS (GDRS) and EUROPEAN DEPOSITARY RECEIPTS (EDRs). ADRs, ADSs, GDRs and EDRs are certificates--usually issued by a bank or trust company--that represent an equity investment in a foreign company. ADRs and ADSs are issued by U.S. banks and trust companies and are valued in U.S. dollars. EDRs and

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                                                                              7
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HOW THE FUND INVESTS
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GDRs are issued by foreign banks and trust  companies and are usually  valued in foreign currencies.

DEBT SECURITIES

Most of the Fund's debt securities are "investment grade." This means that major rating services, like Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service ("Moody's"), have rated the securities within one of their four highest quality grades. Debt securities rated in the lowest of these four quality grades (Baa/BBB) have certain speculative characteristics. Up to 5% of the Fund's total assets may be invested in below-investment grade securities (i.e., below Baa or BBB) that are riskier than investment grade securities and are considered "speculative." We also may invest in obligations that are not rated, but that we believe are of comparable quality to the obligations described above.

     For more information about this Fund and its investments, see "Investment Risks" and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

     The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies we may also use the following investments or strategies to increase the Fund's returns or protect its assets if market conditions warrant.

DERIVATIVE STRATEGIES

We may use various derivative strategies to try to improve the Fund's returns. We may use hedging techniques to protect the Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying invest-

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8 GLOBAL UTILITY FUND, INC.                   [GRAPHIC OF PHONE] (800) 225-1852

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HOW THE FUND INVESTS
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ment-- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Fund's underlying holdings.

CURRENCY HEDGES. Because we are a global fund and invest in securities denominated in different foreign currencies, we may use "currency hedges." Currency hedges can help protect the Fund's net asset value (NAV) from declining if a particular foreign currency were to decrease in value compared to the U.S. dollar.


     The Fund may enter into forward foreign currency exchange contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

     The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. The Fund, and thus the investor, may lose money through any unsuccessful use of these strategies. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a high degree of positive correlation to the value of the currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency or in a currency well correlated to the currency in which other securities are denominated.

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                                                                               9

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HOW THE FUND INVESTS
-------------------------------------------------------------------------------

     For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks--Additional Investment Policies."


     OPTIONS. The Fund may purchase and sell put and call options on securities and currencies traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option is the right to buy or sell securities in exchange for a premium. The options may be on debt securities, aggregates of debt securities, financial indexes and U.S. government securities. The Fund will sell only covered options.

FUTURES CONTRACTS AND RELATED OPTIONS
FOREIGN CURRENCY FORWARD CONTRACTS The Fund may purchase and sell financial futures contracts and related options on debt securities, aggregates of debt securities, currencies, financial indexes or U.S. government securities. A futures contract is an agreement to buy or sell a set quantity of underlying product at a future date or to make or receive a cash payment based on the value of a securities index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign currency exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date.

TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in high-quality money market instruments denominated in U.S. dollars, including U.S. government securities, or hold cash. Investing heavily in money market securities or holding cash limits our ability to achieve capital appreciation, but can help to preserve the Fund's assets when the markets are volatile.

REPURCHASE AGREEMENTS
The Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes.

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10 GLOBAL UTILITY FUND, INC.                  [GRAPHIC OF PHONE] (800) 225-1852
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HOW THE FUND INVESTS
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ADDITIONAL STRATEGIES
The Fund may also use other non-principal strategies, such as purchasing debt securites on a WHEN-ISSUED or DELAYED-DELIVERY basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the debt obligations take place at a later time. The Fund does not earn interest income until the date the debt obligations are delivered.


     The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 331/3% of the value of its total assets); LENDS ITS SECURITIES to others for cash management purposes (the Fund can lend up to 30% of the value of its total assets, including collateral received in the transaction); and holds ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market, and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

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                                                                             11
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HOW THE FUND INVESTS
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INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal investments and certain other non-principal investments the Fund may make. The investment types are listed in the order in which they normally will be used by the portfolio managers. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

INVESTMENT TYPE
% OF FUND'S TOTAL ASSETS   RISKS                      POTENTIAL REWARDS
--------------------------------------------------------------------------------
SECURITIES OF UTILITY      o Inflationary and         o Potential for both
COMPANIES                    other cost increases       current income and
                             in fuel and other          capital appreciation
AT LEAST 65%                 operating expenses,
                             including costs of       o Utilities are
                             capital, may reduce        regulated by the
                             the profitability of       government so earnings
                             utility companies          are more consistent
                                                        and less susceptible
                           o Utilities' earnings        to economic cycles
                             growth may be slower
                             than that of broad       o Most utility stocks
                             market indexes             have higher yields
                                                        than other sectors of
                           o Deregulation of            the market
                             utility companies may
                             increase competition,
                             reduce revenues and      o Deregulation of
                             depress their earnings     utility companies may
                                                        present opportunities
                           o Changes in regulatory      for significant
                             environment may reduce     capital appreciation
                             the profitability of
                             utility companies

                           o See equity-related
                             securities and debt
                             securities
--------------------------------------------------------------------------------
EQUITY-RELATED SECURITIES  o Individual stocks        o Historically, stocks
                             could lose value           have outperformed
UP TO 100%                                              other investments over
                           o The equity markets         the long
                             could go down
                             resulting in a decline   o Generally, economic
                             in value of the Fund's     growth means higher
                             investments                corporate profits,
                                                        which leads to an
                           o Companies that pay         increase in stock
                             dividends may not do       prices, known as
                             so if they don't have      capital appreciation
                             profits or adequate
                             cash flow                o May be a source of
                                                        dividend income
                           o Changes in economic or
                             political conditions,
                             both domestic and
                             international, may
                             result in a decline in
                             value of the Fund's
                             investments
-------------------------------------------------------------------------------


12 GLOBAL UTILITY FUND, INC.                   [GRAPHIC OF PHONE] (800) 225-1852

-------------------------------------------------------------------------------
HOW THE FUND INVESTS
-------------------------------------------------------------------------------


INVESTMENT TYPE
% OF FUND'S TOTAL ASSETS   RISKS                      POTENTIAL REWARDS
-------------------------------------------------------------------------------

FIXED INCOME               o The Fund's holdings,     o Bonds have generally
OBLIGATIONS                  share price, yield and     outperformed money
                             total return may           market instruments over
UP TO 35%                    fluctuate in response      the long term with less
                             to bond market             risk than stocks
                             movements
                                                      o Most bonds will rise in
                           o Credit risk--the           value when interest
                             default of an issuer       rates fall
                             would leave the Fund
                             with unpaid interest     o Regular interest income
                             or principal. The
                             lower a bond's           o Investment grade bonds
                             quality, the higher        have a lower risk of
                             its potential              default than junk bonds
                             volatility
                                                      o Investment grade bonds
                           o Market risk--the risk      are generally more
                             that the market value      secure than stock since
                             of an investment may       companies must pay
                             move up or down,           their debts before
                             sometimes rapidly or       paying stockholders
                             unpredictably. Market
                             risk may affect an       o Junk bonds offer higher
                             industry, a sector or      yields and higher
                             the market as a whole      potential gains than
                                                        investment grade bonds
                           o Interest rate risk--
                             the value of most
                             bonds will fall when
                             interest rates rise;
                             the longer a bond's
                             maturity and the lower
                             its credit quality,
                             the more its value
                             typically falls. It
                             can lead to price
                             volatility,
                             particularly for
                             below-investment
                             grade securities
                             ("junk bonds")

                           o Junk bonds (rated
                             BB/Ba or lower) have a
                             higher risk of
                             default, tend to be
                             less liquid and may be
                             more difficult to
                             value than investment
                             grade securities

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
HOW THE FUND INVESTS
-------------------------------------------------------------------------------


INVESTMENT TYPE
% OF FUND'S TOTAL ASSETS   RISKS                      POTENTIAL REWARDS
-------------------------------------------------------------------------------
FOREIGN SECURITIES         o Foreign markets,         o Investors can
                             economies and political    participate in the
PERCENTAGE VARIES            systems may not be as      growth of foreign
                             stable as in the U.S.,     markets and companies
                             particularly those in      operating in those
                             developing countries       markets

                           o Currency risk--changing  o May profit from
                             values of foreign          changing value of
                             currencies can cause       foreign currencies
                             losses
                                                      o Opportunities for
                           o Debt securities issued     diversification
                             by foreign governments
                             and supranational        o Principal and interest
                             organizations may be       on foreign government
                             backed by limited          securities may be
                             assets in the event of     guaranteed
                             default

                           o May be less liquid than
                             U.S. stocks and bonds

                           o Differences in foreign
                             laws, accounting
                             standards, public
                             information, custody
                             and settlement
                             practices may provide
                             less reliable
                             information on foreign
                             investments and may
                             involve more risk
-------------------------------------------------------------------------------
DERIVATIVES                o Derivatives such as      o The Fund could make
                             futures, options and       money and protect
PERCENTAGE VARIES            foreign currency           against losses if the
                             exchange contracts that    investment analysis
                             are used for hedging       proves correct
                             purposes may not fully
                             offset the underlying    o Derivatives that
                             positions and this         involve leverage could
                             could result in losses     generate substantial
                             in the Fund that would     gains at low cost
                             not have otherwise
                             occurred                 o May be used to hedge
                                                        against changes in
                           o Derivatives used for       currency exchange rates
                             risk management may not
                             have the intended        o One way to manage the
                             effects and may result     Fund's risk/return
                             in losses or missed        balance is by locking
                             opportunities              in the value of an
                                                        investment ahead
                           o The other party to a       of time
                             derivatives contract
                             could default
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
14 GLOBAL UTILITY FUND, INC.                   [GRAPHIC OF PHONE] (800) 225-1852

-------------------------------------------------------------------------------
HOW THE FUND INVESTS
-------------------------------------------------------------------------------


INVESTMENT TYPE
% OF FUND'S TOTAL ASSETS   RISKS                      POTENTIAL REWARDS
-------------------------------------------------------------------------------
DERIVATIVES (CONTINUED)    o Derivatives that involve
                             leverage could magnify
PERCENTAGE VARIES            losses

                           o Certain types of
                             derivatives involve
                             costs to the Fund that
                             can reduce returns
-------------------------------------------------------------------------------
ILLIQUID SECURITIES        o May be difficult to      o May offer a more
                             value precisely            attractive yield or
UP TO 15% OF NET ASSETS                                 potential for growth
                           o May be difficult to        than more widely traded
                             sell at the time or        securities
                             price desired
-------------------------------------------------------------------------------
U.S. GOVERNMENT            o Not all are insured or   o The U.S. government
SECURITIES                   guaranteed by the U.S.     guarantees interest
                             government, but only by    and principal payments
PERCENTAGE VARIES, AND       the issuing agency         on certain securities
UP TO 100% ON
A TEMPORARY BASIS          o Limits potential for     o Generally more secure
                             capital appreciation       than lower quality debt
                                                        securities and equity
                           o Market risk                securities

                           o Interest rate risk       o May preserve the Fund's
                                                        assets

-------------------------------------------------------------------------------
MONEY MARKET               o U.S. government money    o May preserve the Fund's
INSTRUMENTS                  market securities offer    assets
                             a lower yield than
UP TO 100% ON A              lower-quality or
TEMPORARY BASIS              longer-term securities

                           o Limits potential for
                             capital appreciation

                           o See credit risk and
                             market risk
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
HOW THE FUND IS MANAGED
-------------------------------------------------------------------------------


BOARD OF DIRECTORS

The Fund's Board of Directors oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077

Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. For the fiscal year ended September 30, 2000, the Fund paid PIFM management fees of .70% of the Fund's average net assets.

     PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of October 31, 2000, PIFM served as the manager to all 41 of the Prudential mutual funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $77.7 billion.

INVESTMENT ADVISER
WELLINGTON MANAGEMENT COMPANY, LLP ("WELLINGTON MANAGEMENT"), 75 State Street, Boston, Massachusetts 02109, is the Fund's investment sub-adviser. For the fiscal year ended September 30, 2000, PIFM paid fees to Wellington Management at the rate of .50% of the Fund's average net assets. PIFM continues to have responsibility for all investment advisory services in accordance with the management agreement and supervises Wellington Management's performance of such services.

     Wellington Management is a Massachusetts limited liability partnership of which the following persons are managing partners: Duncan M. McFarland, John R. Ryan and Laurie A. Gabriel. Wellington Management is a professional investment counseling firm which has provided investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals since 1928. As of October 31, 2000, Wellington Management held investment authority over approximately $269 billion of assets. Wellington Management is not affiliated with the Manager or any of its affiliates.

--------------------------------------------------------------------------------
16 GLOBAL UTILITY FUND, INC.                   [GRAPHIC OF PHONE] (800) 225-1852

-------------------------------------------------------------------------------
HOW THE FUND IS MANAGED
-------------------------------------------------------------------------------

PORTFOLIO MANAGERS

     MARK J. BECKWITH, a Senior Vice President and Partner of Wellington Management, has been responsible for managing the equity portion of the Fund's portfolio since June 1999. Mr. Beckwith has been a portfolio manager with Wellington Management since 1995. Mr. Beckwith specializes in utilities analysis and serves as portfolio manager for a variety of the firm's institutional and mutual fund clients. Prior to joining Wellington Management, Mr. Beckwith was an electric utilities analyst and assistant portfolio manager with Silcap, Inc. The fixed-income portion of the Fund's portfolio has been managed since May 1996 by EARL E. MCEVOY, a Senior Vice President and Partner of Wellington Management. Mr. McEvoy has been an investment professional with Wellington Management since 1978 and currently manages significant assets for a variety of the firm's institutional and mutual fund clients.

DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has adopted Distribution and Service Plans in accordance with Rule 12b-1 under the Investment Company Act for its Class A, B, and C shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.


-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND DISTRIBUTIONS AND TAX ISSUES
--------------------------------------------------------------------------------

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state income tax.

     Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.

     The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund declares and distributes DIVIDENDS of any net investment income to shareholders typically every quarter. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund.

     The amount of income available for distribution to shareholders will be affected by any foreign currency gains or losses generated by the Fund and cannot be predicted. This fact, coupled with the different tax and accounting treatment of certain currency gains and losses, increases the possibility that distributions, in whole or in part, may be a return of capital to shareholders.

     The Fund also distributes realized net CAPITAL GAINS to shareholders-- typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at the rate of 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 39.6%. Different rates apply to corporate shareholders.
-------------------------------------------------------------------------------
18 GLOBAL UTILITY FUND, INC.                   [GRAPHIC OF PHONE] (800) 225-1852

-------------------------------------------------------------------------------
FUND DISTRIBUTIONS AND TAX ISSUES
-------------------------------------------------------------------------------

     For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

     Fund distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are eligible for the 70% dividends-received deduction for certain dividends.

WITHHOLDING TAXES

If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
FUND DISTRIBUTIONS AND TAX ISSUES
-------------------------------------------------------------------------------

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day and soon after received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by the market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.


QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.


IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have REALIZED A
CAPITAL GAIN, which is subject to tax, unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how ------------------------------------ long you owned your shares. If you sell shares of the Fund for a loss, you may have
                                     a capital loss, which you may use to offset
                                     certain capital gains you have.
RECEIPTS  [GRAPHIC]   CAPITAL GAIN
FROM                  (taxes owed)
SALE                       OR
                      CAPITAL LOSS
                      (offset against
                       gain)

------------------------------------

--------------------------------------------------------------------------------
20 GLOBAL UTILITY FUND, INC.                  [GRAPHIC OF PHONE] (800) 225-1852

--------------------------------------------------------------------------------
FUND DISTRIBUTIONS AND TAX ISSUES
-------------------------------------------------------------------------------

     If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

     Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.


     Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
-------------------------------------------------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:


  PRUDENTIAL MUTUAL FUND SERVICES LLC
  ATTN: INVESTMENT SERVICES
  P.O. BOX 8179
  PHILADELPHIA, PA 19101-8179

     You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
     Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.

     Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.

     When choosing a share class, you should consider the following:

        o  The amount of your investment

        o The length of time you expect to hold the shares and the impact of the varying distribution fees

------------------------------------------------------------------------------
22 GLOBAL UTILITY FUND, INC.                 [GRAPHIC OF PHONE] (800) 225-1852

-------------------------------------------------------------------------------
HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
-------------------------------------------------------------------------------

        o The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's lower front-end sales charge and low CDSC

        o  Whether you qualify for any reduction or waiver of sales charges

        o The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

        o  Whether you qualify to purchase Class Z shares.

     See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


-------------------------------------------------------------------------------------------------
                               CLASS A                  CLASS B              CLASS C      CLASS Z
-------------------------------------------------------------------------------------------------
Minimum purchase amount(1)     $1,000                   $1,000               $2,500        None
-------------------------------------------------------------------------------------------------
Minimum amount for             $100                     $100                 $100          None
  subsequent purchases(1)
-------------------------------------------------------------------------------------------------
Maximum initial sales charge   5% of the                None                 1% of the     None
                               public offering                               public
                               price                                         offering
                                                                             price
-------------------------------------------------------------------------------------------------
Contingent Deferred Sales      None                     If sold during:      1% on sales   None
Charge (CDSC)(2)                                        Year 1   5%          made within
                                                        Year 2   4%          18 months
                                                        Year 3   3%          of purchase(2)
                                                        Year 4   2%
                                                        Year 5/6 1%
                                                        Year 7   0%
-------------------------------------------------------------------------------------------------
Annual distribution and
  service (12b-1) fees shown   .30 of 1%                 1%                   1%            None
  as a percentage of average  (.25 of 1%)
   net assets(3) (currently)
-------------------------------------------------------------------------------------------------

(1) The minimum initial investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder Services-- Automatic Investment Plan."
(2) For more information about the CDSC and how it is calculated, see "How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)." Class C shares bought before November 2, 1998 have a 1% CDSCif sold within one year.
(3) These distribution and service fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee) and is .75% for Class B and Class C shares. For the fiscal year ending September 30, 2001, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
-------------------------------------------------------------------------------
REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.
-------------------------------------------------------------------------------

               SALES CHARGE AS % SALES CHARGE AS % DEALER
  AMOUNT OF PURCHASE OF OFFERING PRICE OF AMOUNT INVESTED REALLOWANCE
  Less than $25,000             5.00%            5.26%           4.75%
  $25,000 to $49,999            4.50%            4.71%           4.25%
  $50,000 to $99,999            4.00%            4.17%           3.75%
  $100,000 to $249,999          3.25%            3.36%           3.00%
  $250,000 to $499,999          2.50%            2.56%           2.40%
  $500,000 to $999,999          2.00%            2.04%           1.90%
  $1 million and above*          None             None            None
-------------------------------------------------------------------------------
* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares.

     To satisfy the purchase amounts above, you can:

     o Invest with an eligible group of related investors

     o Buy the Class A shares of two or more Prudential mutual funds at the same time

     o Use your RIGHTS OF ACCUMULATION, which allow you to combine the value of Prudential mutual fund shares you already own (excluding money market funds not acquired through the exchange privilege) with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation)

     o Sign a LETTER OF INTENT stating in writing that you or an eligible group of related investors will invest a specific dollar amount in the Fund and other Prudential mutual funds within 13 months.


The Distributor may reallow Class A's sales charges to dealers.

BENEFIT PLANS. Certain group retirement and savings plans may purchase
Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.
-------------------------------------------------------------------------------
24 GLOBAL UTILITY FUND, INC.                  [GRAPHIC OF PHONE] (800) 225-1852

-------------------------------------------------------------------------------
HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
-------------------------------------------------------------------------------

MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     o Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services, or

     o Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, Prudential mutual funds, the subadvisers of the Prudential mutual funds and clients of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE
BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.

INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affili-

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
-------------------------------------------------------------------------------

ates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:

     o  purchase your shares through an account at Prudential Securities,

     o purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation, or

     o  purchase your shares through another broker.


     This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify your broker, who may require any supporting documents it considers appropriate.

QUALIFYING FOR CLASS Z SHARES
BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. Class Z shares can also be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares can also be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     o Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

     o Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares of the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and
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26 GLOBAL UTILITY FUND, INC.                  [GRAPHIC OF PHONE] (800) 225-1852

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other fees charged by these programs in connection with investing in each available share class before selecting a share class.


Other Types of Investors. Class Z shares of the Fund can also be purchased by any of the following:

     o Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,

     o Current and former Directors/Trustees of the Prudential mutual funds (including the Fund), and

     o  Prudential, with an investment of $10 million or more.

     In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than those for Class B shares, converting to Class A shares lowers your Fund expenses.

     When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."
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                                                                             27
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STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the net asset value or NAV--is determined by a simple calculation--it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund -- or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAV of most mutual funds, which allows investors to check the price of mutual funds daily.

--------------------------------------------------------------------------------
MUTUAL FUND SHARES

The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
--------------------------------------------------------------------------------

     We determine the NAV of our shares once each business day at 4:15 p.m., New York time, on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on national holidays and Good Friday. Because the Fund may invest in foreign securities, the NAV can change on days when you cannot buy or sell shares. We do not determine NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no initial sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.
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28 GLOBAL UTILITY FUND, INC.                  [GRAPHIC OF PHONE] (800) 225-1852

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STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.



     Prudential Mutual Fund Services LLC
     Attn: Account Maintenance
     P.O. Box 8159
     Philadelphia, PA 19101


AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Fund for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.


RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLEs, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

THE PRUTECTOR PROGRAM. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. Eligible investors who apply for PruTector cover-
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                                                                             29
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age after the initial 6-month enrollment period will need to provide satisfactory evidence of insurability. This insurance is subject to other restrictions and is not available in all states.


SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi- annual or annual redemption checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report
(along with an updated prospectus) and a semi-annual report which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.


     When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, he or she must receive your order to sell by 4:15 p.m., New York time, to process the sale on that day. Otherwise, contact:

     PRUDENTIAL MUTUAL FUND SERVICES LLC
     ATTN: REDEMPTION SERVICES
     P.O. BOX 8149
     PHILADELPHIA, PA 19101


     Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.
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30 GLOBAL UTILITY FUND, INC.                  [GRAPHIC OF PHONE] (800) 225-1852

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RESTRICTIONS ON SALES


There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

     If you are selling more than $100,000 of shares, you want the redemption proceeds payable to or sent to someone or some place that is not in our records or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."


CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

     o Amounts representing shares you purchased with reinvested dividends and distributions

     o Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998)

     o Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares)

     Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.

     Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
--------------------------------------------------------------------------------
                                                                              31

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HOW TO BUY, SELL AND
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     As we noted before in the "Share Class Comparison" chart, the CDSC for
Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase (one year for Class C shares purchased before November 2, 1998). For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

     The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares that were held in a money market fund.

WAIVER  OF THE CDSC -- CLASS B SHARES
The CDSC  will be  waived  if the Class B shares are sold:

     o After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability

     o To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account

     o  On certain sales effected through a Systematic Withdrawal Plan.

     For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC -- CLASS C SHARES
BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.
--------------------------------------------------------------------------------
32 GLOBAL UTILITY FUND, INC.                  [GRAPHIC OF PHONE] (800) 225-1852

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REDEMPTION IN KIND

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."


RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.
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                                                                             33
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HOW TO BUY, SELL AND
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HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, upon redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.

     If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

     PRUDENTIAL MUTUAL FUND SERVICES LLC
     ATTN: EXCHANGE PROCESSING
     P.O. BOX 8157
     PHILADELPHIA, PA 19101

     There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase (five years for Class B shares purchased before January 22, 1990) or Class C shares within 18 months of your original purchase (one year for Class C shares purchased before November 2, 1998), you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.

     Remember, as we explained in the section entitled "Fund Distributions and Tax Issues -- If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

     If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A


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34 GLOBAL UTILITY FUND, INC.                  [GRAPHIC OF PHONE] (800) 225-1852
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HOW TO BUY, SELL AND
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shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING
Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTIONS AND EXCHANGES
You may redeem or exchange your shares in any amount by calling the Fund at
(800) 225-1852. In order to redeem or exchange your shares by telephone, you must call the Fund before 4:15 p.m., New York time. You will receive a redemption or exchange amount based on that day's NAV.

     The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

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HOW TO BUY, SELL AND
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     In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

     The telephone redemption and exchange privileges may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

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36 GLOBAL UTILITY FUND, INC.                  [GRAPHIC OF PHONE] (800) 225-1852

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The financial highlights will help you evaluate the Fund's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

     Review each chart with the financial statements and report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

CLASS A SHARES
The financial highlights for the four years ended September 30, 2000 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the year ended September 30, 1996 were audited by another independent auditor, whose report was unqualified.

------------------------------------------------------------------------------------------------------------
  CLASS A SHARES (FISCAL YEARS ENDED 9-30)
  PER SHARE OPERATING PERFORMANCE                2000           1999        1998            1997        1996
------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR           $17.95         $17.66      $17.52          $15.03      $14.72
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                           .44(2)         .41(2)      .46(2)          .49         .51
  Net realized and unrealized gain (loss)
    on investment and foreign
    currency transactions                       (.21)           2.15        1.67            3.34         .73
  TOTAL FROM INVESTMENT OPERATIONS                .23           2.56        2.13            3.83        1.24
------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (.40)          (.38)       (.46)           (.49)       (.51)
  Distributions in excess of
    net investment income                          --             --       (.02)           (.02)         --
  Distributions from net realized gains        (2.17)         (1.89)      (1.51)           (.83)       (.42)
  TOTAL DISTRIBUTIONS                          (2.57)         (2.27)      (1.99)          (1.34)       (.93)
  NET ASSET VALUE, END OF YEAR                 $15.61         $17.95      $17.66          $17.52      $15.03
  TOTAL RETURN(1)                                .27%         15.36%      12.90%          26.90%       8.65%
 -----------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                       2000           1999        1998            1997        1996
 -----------------------------------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)               $140,736       $139,374    $123,346        $120,825    $112,800
 Average Net Assets (000)                    $138,241       $136,690    $122,384        $116,303    $120,122

  RATIOS TO AVERAGE NET ASSETS:
    Expenses, including distribution
      fees                                      1.26%          1.17%       1.18%           1.21%       1.30%

    Expenses, excluding distribution
      fees                                      1.01%           .92%        .93%            .96%       1.05%

    Net investment income                       2.59%          2.23%       2.49%           3.00%       3.38%

Portfolio turnover rate                           49%             8%         20%             13%         13%

-----------------------------------------------------------------------------------------------------------

(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES.
    IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR REPORTED.

(2) CALCULATED BASED UPON WEIGHTED AVERAGE SHARES OUTSTANDING DURING THE YEAR.

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38 GLOBAL UTILITY FUND, INC.               [GRAPHIC OF PHONE] (800) 225-1852

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-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
CLASS B SHARES
The financial highlights for the four years ended September 30, 2000 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the year ended September 30, 1996 were audited by another independent auditor, whose report was unqualified.

---------------------------------------------------------------------------------------------
  CLASS B SHARES (FISCAL YEARS ENDED 9-30)
  PER SHARE OPERATING PERFORMANCE               2000      1999      1998      1997       1996
---------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR          $17.96    $17.66    $17.52    $15.03     $14.71
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                          .32(2)    .27(2)    .32(2)    .37        .40
  Net realized and unrealized gain (loss)
    on investment and foreign
    currency transactions                       (.22)     2.16      1.67      3.34        .74
  TOTAL FROM INVESTMENT OPERATIONS               .10      2.43      1.99      3.71       1.14
---------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (.26)     (.24)     (.32)     (.37)      (.40)
  Distributions in excess of
    net investment income                         --        --      (.02)     (.02)        --
  Distributions from net realized gains        (2.17)    (1.89)    (1.51)     (.83)      (.42)
  TOTAL DISTRIBUTIONS                          (2.43)    (2.13)    (1.85)    (1.22)      (.82)
  NET ASSET VALUE, END OF YEAR                $15.63    $17.96    $17.66    $17.52     $15.03
  TOTAL RETURN(1)                              (0.42)%   14.49%    12.06%    25.96%      7.90%
---------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                      2000      1999      1998      1997       1996
---------------------------------------------------------------------------------------------
  NET ASSETS, END OF YEAR (000)              $66,648  $132,583  $154,873  $179,270   $187,557
  Average net assets (000)                  $110,769  $154,643  $177,326  $185,693   $210,305
  RATIOS TO AVERAGE NET ASSETS:
    Expenses, including distribution fees       2.01%     1.92%     1.93%     1.96%      2.05%
    Expenses, excluding distribution fees       1.01%      .92%      .93%      .96%      1.05%
    Net investment income                       1.84%     1.48%     1.74%     2.25%      2.62%
  Portfolio turnover rate                         49%        8%       20%       13%        13%
---------------------------------------------------------------------------------------------

(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR REPORTED.

(2)  CALCULATED BASED UPON WEIGHTED AVERAGE SHARES OUTSTANDING DURING THE YEAR.







-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
CLASS C SHARES
The  financial  highlights  for the four years  ended  September  30,  2000 were
audited  by  PricewaterhouseCoopers   LLP,  independent  accountants,   and  the
financial highlights for the year ended September 30, 1996 were audited by another independent auditor, whose report was unqualified.

-----------------------------------------------------------------
  CLASS C SHARES (FISCAL YEARS ENDED 9-30)
  PER SHARE OPERATING PERFORMANCE               2000       1999       1998       1997       1996
-------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR          $17.96     $17.66     $17.52     $15.03     $14.71
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                          .31(2)     .27(2)     .32(2)     .37        .40
  Net realized and unrealized gain (loss)
    on investment and foreign
    currency transactions                       (.21)      2.16       1.67       3.34        .74
  TOTAL FROM INVESTMENT OPERATIONS               .10       2.43       1.99       3.71       1.14
-------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (.26)      (.24)      (.32)      (.37)      (.40)
  Distributions in excess of
    net investment income                         --         --       (.02)      (.02)        --
  Distributions from net realized gains        (2.17)     (1.89)     (1.51)      (.83)      (.42)
  TOTAL DISTRIBUTIONS                          (2.43)     (2.13)     (1.85)     (1.22)      (.82)
  NET ASSET VALUE, END OF YEAR                $15.63     $17.96     $17.66     $17.52     $15.03
  TOTAL RETURN(1)                               (.42)%    14.49%     12.06%     25.96%      7.90%
-------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                      2000       1999       1998       1997       1996
-------------------------------------------------------------------------------------------------
  NET ASSETS, END OF YEAR (000)                 $948     $1,454       $957       $760       $661
  Average net assets (000)                    $1,130     $1,212       $969       $727       $608
  RATIOS TO AVERAGE NET ASSETS:
    Expenses, including distribution fees       2.01%      1.92%      1.93%      1.96%      2.05%
    Expenses, excluding distribution fees       1.01%       .92%       .93%       .96%      1.05%
    Net investment income                       1.83%      1.50%      1.74%      2.25%      2.66%
  Portfolio turnover rate                         49%         8%        20%        13%        13%
-------------------------------------------------------------------------------------------------

(1) Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each year reported.

(2)  Calculated based upon weighted average shares outstanding during the year.




-------------------------------------------------------------------------------
40 GLOBAL UTILITY FUND, INC.               [GRAPHIC OF PHONE] (800) 225-1852

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
CLASS Z SHARES
The financial highlights for the three years ended September 30, 2000 and for the period from December 16, 1996 through September 30, 1997 were audited by
PricewaterhouseCoopers   LLP,   independent   accountants,   whose   report  was
unqualified.

------------------------------------------------------------------------------------------
  CLASS Z SHARES (FISCAL PERIODS ENDED 9-30)
  PER SHARE OPERATING PERFORMANCE             2000        1999           1998      1997(1)
------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF PERIOD      $17.97       $17.68        $17.54       $15.02
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                        .50(2)       .45(4)        .50(4)       .3(4)
  Net realized and unrealized gain
    (loss) on investment and foreign
    currency transactions                     (.23)        2.16          1.68         2.59
  TOTAL FROM INVESTMENT OPERATIONS             .27         2.61          2.18         2.93
------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income        (.46)        (.43)         (.50)        (.34)
  Distributions in excess of
    net investment income                       --           --          (.03)        (.07)
  Distributions from net realized gains      (2.17)       (1.89)        (1.51)          --
  TOTAL DISTRIBUTIONS                        (2.63)       (2.32)        (2.04)        (.41)
  NET ASSET VALUE, END OF YEAR              $15.61       $17.97        $17.68       $17.54
  TOTAL RETURN(2)                              .56%       15.62%        13.18%       19.70%
------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                                1999          1998        1997(1)
------------------------------------------------------------------------------------------
  NET ASSETS, END OF PERIOD (000)           $5,208       $6,613        $6,065          $53
  Average net assets (000)                  $6,563       $6,847        $4,041          $16
  RATIOS TO AVERAGE NET ASSETS:
    Expenses, including
      distribution fees                       1.01%         .92%          .93%         .96%(3)
    Expenses, excluding
      distribution fees                       1.01%         .92%          .93%         .96%
    Net investment income                     2.89%        2.47%         2.74%        3.25%
  Portfolio turnover rate                       49%           8%           20%          13%
------------------------------------------------------------------------------------------

(1) FOR THE PERIOD FROM DECEMBER 16, 1996 (WHEN CLASS Z SHARES WERE FIRST OFFERED) THROUGH SEPTEMBER 30, 1997.

(2) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURN FOR PERIODS OF LESS THAN A FULL YEAR IS NOT ANNUALIZED.

(3)  ANNUALIZED.

(4)  CALCULATED BASED UPON WEIGHTED AVERAGE SHARES OUTSTANDING DURING THE YEAR.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------------------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS                               ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL EQUITY FUND, INC.              PRUDENTIAL DIVERSIFIED FUNDS
PRUDENTIAL INDEX SERIES FUND                 CONSERVATIVE GROWTH FUND
   PRUDENTIAL STOCK INDEX FUND               MODERATE GROWTH FUND
THE PRUDENTIAL INVESTMENT                    HIGH GROWTH FUND
   PORTFOLIOS, INC.                       THE PRUDENTIAL INVESTMENT PORTFOLIOS,
   PRUDENTIAL JENNISON EQUITY                INC.
     OPPORTUNITY FUND                        PRUDENTIAL ACTIVE BALANCED FUND
   PRUDENTIAL JENNISON GROWTH FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND    GLOBAL FUNDS
PRUDENTIAL SECTOR FUNDS, INC.             GLOBAL STOCK FUNDS
   PRUDENTIAL FINANCIAL SERVICES FUND     PRUDENTIAL EUROPE GROWTH FUND, INC.
   PRUDENTIAL HEALTH SCIENCES FUND        PRUDENTIAL NATURAL RESOURCES
   PRUDENTIAL TECHNOLOGY FUND                FUND, INC.
   PRUDENTIAL UTILITY FUND                PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL SMALL COMPANY FUND, INC.       PRUDENTIAL WORLD FUND, INC.
PRUDENTIAL TAX-MANAGED FUNDS                 PRUDENTIAL GLOBAL GROWTH FUND
   PRUDENTIAL TAX-MANAGED EQUITY             PRUDENTIAL INTERNATIONAL VALUE FUND
     FUND                                    PRUDENTIAL JENNISON INTERNATIONAL
PRUDENTIAL TAX-MANAGED SMALL-CAP               GROWTH FUND
   FUND, INC.                             GLOBAL UTILITY FUND, INC.
PRUDENTIAL 20/20 FOCUS FUND               TARGET FUNDS
PRUDENTIAL U.S. EMERGING GROWTH              INTERNATIONAL EQUITY FUND
   FUND, INC.
PRUDENTIAL VALUE FUND                     GLOBAL BOND FUND
NICHOLAS-APPLEGATE FUND, INC.             PRUDENTIAL GLOBAL TOTAL RETURN FUND,
   NICHOLAS-APPLEGATE GROWTH                 INC.
     EQUITY FUND

TARGET FUNDS
   LARGE CAPITALIZATION GROWTH FUND
   LARGE CAPITALIZATION VALUE FUND
   SMALL CAPITALIZATION GROWTH FUND
   SMALL CAPITALIZATION VALUE FUND


-------------------------------------------------------------------------------
42 GLOBAL UTILITY FUND, INC.                   [GRAPHIC OF PHONE] (800) 225-1852

-------------------------------------------------------------------------------
THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------------------------------------------------

BOND FUNDS                                MONEY MARKET FUNDS
TAXABLE BOND FUNDS                        TAXABLE MONEY MARKET FUNDS
PRUDENTIAL GOVERNMENT INCOME              CASH ACCUMULATION TRUST
   FUND, INC.                                LIQUID ASSETS FUND
PRUDENTIAL HIGH YIELD FUND, INC.             NATIONAL MONEY MARKET FUND
PRUDENTIAL HIGH YIELD TOTAL RETURN        PRUDENTIAL GOVERNMENT SECURITIES TRUST
   FUND, INC.                                MONEY MARKET SERIES
PRUDENTIAL SHORT-TERM CORPORATE              U.S. TREASURY MONEY MARKET SERIES
   BOND FUND, INC.                        PRUDENTIAL SPECIAL MONEY MARKET
   INCOME PORTFOLIO                          FUND, INC.
PRUDENTIAL TOTAL RETURN BOND FUND, INC.      MONEY MARKET SERIES
TARGET FUNDS                              PRUDENTIAL MONEYMART ASSETS, INC.
   TOTAL RETURN BOND FUND
                                          TAX-FREE MONEY MARKET FUNDS
TAX-EXEMPT BOND FUNDS                     PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND      PRUDENTIAL CALIFORNIA MUNICIPAL FUND
   CALIFORNIA SERIES                         CALIFORNIA MONEY MARKET SERIES
   CALIFORNIA INCOME SERIES               PRUDENTIAL MUNICIPAL SERIES FUND
PRUDENTIAL MUNICIPAL BOND FUND               NEW JERSEY MONEY MARKET SERIES
   HIGH INCOME SERIES                        NEW YORK MONEY MARKET SERIES
   INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND          COMMAND FUNDS
   FLORIDA SERIES                         COMMAND MONEY FUND
   NEW JERSEY SERIES                      COMMAND GOVERNMENT FUND
   NEW YORK SERIES                        COMMAND TAX-FREE FUND
   PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS            INSTITUTIONAL MONEY MARKET FUNDS
   FUND, INC.                             PRUDENTIAL INSTITUTIONAL LIQUIDITY
                                             PORTFOLIO, INC.
                                             INSTITUTIONAL MONEY MARKET SERIES


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                      NOTES

































-------------------------------------------------------------------------------
44 GLOBAL UTILITY FUND, INC.               [GRAPHIC OF PHONE] (800) 225-1852

FOR MORE INFORMATION
-------------------------------------------------------------------------------

 Please read this prospectus before you
 invest in the Fund and keep it for future reference. For information or shareholder questions contact
 PRUDENTIAL MUTUAL FUND SERVICES LLC
 P.O. BOX 8098
 PHILADELPHIA, PA 19101
 (800) 225-1852
 (732) 482-7555 (Calling from outside the U.S.)

-------------------------------------------------------------------------------
 Outside Brokers should contact
 PRUDENTIAL INVESTMENT MANAGEMENT
 SERVICES LLC
 P.O. BOX 8310
 PHILADELPHIA, PA 19101
 (800) 778-8769

-------------------------------------------------------------------------------
 Visit Prudential's website at
 http://www.prudential.com

-------------------------------------------------------------------------------
 Additional information about the Fund
 can be obtained without charge and can
 be found in the following documents
 STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into
 this prospectus)
 ANNUAL REPORT
 (contains a discussion of the market
 conditions and investment strategies
 that significantly affect the Fund's
 performance)
 SEMI-ANNUAL REPORT
 You can also obtain copies of Fund
 documents from the Securities and
 Exchange Commission as follows
 BY MAIL
 Securities and Exchange Commission
 Public Reference Section
 Washington, DC 20549-0102
 By Electronic request
 publicinfo@sec.gov
   (The SEC charges a fee to copy documents.)
 IN PERSON
 Public Reference Room in Washington, DC
  (For hours of operation, call
  1-202-942-8090)
 VIA THE INTERNET
  on the EDGAR Database at
  http://www.sec.gov

--------------------------------------------------------------------------------
 CUSIP Numbers           NASDAQ Symbols


 Class A--37936G-30-3    GLUAX

 Class B--37936G-20-4    GLUBX

 Class C--37936G-40-2    --

 Class Z--37936G-50-1    --

 Investment Company Act File No. 811-5695









 MF150A                               [Recycle Logo] Printed on Recycled Paper

                           GLOBAL UTILITY FUND, INC.
                       Statement of Additional Information
                             dated November 30, 2000



     Global Utility Fund, Inc. (the Fund) is an open-end, diversified management investment company or mutual fund. The Fund's investment objective is to provide total return, without incurring undue risk, by investing in income-producing securities of domestic and foreign companies primarily engaged in the utility industries. Under normal circumstances, at least 65% of the Fund's total assets will be invested in a diversified portfolio of equity and debt securities of domestic and foreign utility companies, principally electric, telecommunications, gas or water companies. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."

     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated November 30, 2000, a copy of which may be obtained from the Fund upon request.





                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
Fund History ............................................................    B-2
Description of the Fund, Its Investments and Risks ......................    B-2
Investment Restrictions .................................................   B-17
Management of the Fund ..................................................   B-18
Control Persons and Principal Holders of Securities. ....................   B-21
Investment Advisory and Other Services ..................................   B-22
Brokerage Allocation and Other Practices ................................   B-26
Capital Shares, Other Securities and Organization .......................   B-27
Purchase, Redemption and Pricing of Fund Shares .........................   B-28
Shareholder Investment Account ..........................................   B-37
Net Asset Value .........................................................   B-41
Taxes, Dividends and Distributions ......................................   B-42
Performance Information. ................................................   B-44
Financial Statements ....................................................   B-47
Report of Independent Accountants .......................................   B-60
Description of Security Ratings .........................................    A-1
Appendix I-General Investment Information ...............................    I-1
Appendix II-Historical Performance Data .................................   II-1


================================================================================
MF150B

                                  FUND HISTORY

     The Fund was incorporated under the laws of Maryland on February 21, 1990. It operated as a closed-end fund until February 1, 1991. Since February 4, 1991, the Fund has operated as an open-end management investment company under the Investment Company Act of 1940, as amended (1940 Act).


               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

     (a) CLASSIFICATION. The Fund is a diversified, open-end management investment company.

     (b) AND (c) INVESTMENT STRATEGIES, POLICIES AND RISKS. This section provides additional information on the principal investment policies and strategies of the Fund, as well as information on certain non-principal investment policies and strategies.

     The Fund's investment objective is to provide total return, without incurring undue risk, by investing in income-producing securities of domestic and foreign companies primarily engaged in the utility industries. The Fund's total return will consist of current income and growth of capital. Wellington Management Company LLP, the Fund's subadviser (the Subadviser), will seek to achieve the Fund's objective by investing, under normal circumstances, at least 65% of the Fund's total assets in a diversified portfolio of common stocks, debt securities and preferred stocks issued by domestic and foreign companies primarily engaged in the ownership or operation of facilities used in the generation, transmission or distribution of electricity, telecommunications, gas or water. There can be no assurance that the Fund's investment objective will be achieved. Up to 5% of the above referenced 65% may be invested in options and futures contracts on securities in the utility industries. In addition, up to 35% of the Fund's assets may be invested in equity and debt securities of companies outside the utility industry.


UTILITY INDUSTRIES-DESCRIPTION AND RISK FACTORS
     Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Prices are also regulated, with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

     The nature of regulation of utility industries is evolving both in the United States and in foreign countries. Changes in regulations in the United States increasingly allow utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. Furthermore, the Subadviser believes that the emergence of competition will result in utility companies potentially earning more than their traditional regulated rates of return. Although certain companies may develop more profitable opportunities, others may be forced to defend their core businesses and may be less profitable. The Subadviser seeks to take advantage of favorable investment opportunities that are expected to arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

     Foreign utility companies are also subject to regulation, although such regulation may or may not be comparable to that in the United States. Foreign regulatory systems vary from country to country, and may evolve in ways different from regulation in the United States. See "Foreign Securities" in this Statement of Additional Information and in the Prospectus.

     The Fund's investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government owned, thereby limiting current investment opportunities for the Fund, the Subadviser believes that in order to attract significant capital for growth foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and also in more mature economies. In addition, the economic unification of European markets is expected to improve economic growth, reduce costs and increase competition in Europe, which will result in opportunities for investment by the Fund in European utility industries. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets for the Fund will increase.

     The revenues of domestic and foreign utility companies generally reflect the economic growth and developments in the geographic areas in which they do business. The Subadviser takes into account anticipated economic growth rates and other economic developments when selecting securities of utility companies. Further descriptions of some of the anticipated opportunities and risks of specific segments within the global utility industries are set forth below.

     ELECTRIC. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many such companies also provide other energy-related services.
Domestic electric utility companies in general recently have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies recently have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental, nuclear facility and other safety regulations and changes in the regulatory climate. For example, in the United States, the construction and operation of nuclear power facilities is subject to increased scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission. Increased scrutiny might result in higher operating costs and higher capital expenditures, with the risk that regulators may disallow inclusion of these costs in rate authorizations.

     TELECOMMUNICATIONS. The telephone communications industry is a distinct utility industry segment that is subject to different risks and opportunities. Companies that provide telephone services and access to the telephone networks comprise the largest portion of this segment. The telephone industry is large and highly concentrated. Telephone companies in the United States are still experiencing the effects of the break-up of American Telephone & Telegraph Company, which occurred in 1984. Since that date the number of local and long-distance companies and the competition among such companies has increased. In addition, since 1984, companies engaged in telephone communication services have expanded their nonregulated activities into other businesses, including cellular telephone services, data processing, equipment retailing and software services. This expansion has provided significant opportunities for certain telephone companies to increase their earnings and dividends at faster rates than have been allowed in traditional regulated businesses. Increasing competition and other structural changes, however, could adversely affect the profitability of such utilities.

     GAS. Gas transmission companies and gas distribution companies are also undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruption in the oil industry and have also been affected by increased concentration and competition. In the opinion of the Subadviser, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal.

     WATER. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world, the industry is highly fragmented, because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth. In the opinion of the Subadviser, there may be opportunities for certain companies to acquire other water utility companies. The Subadviser believes that favorable investment opportunities may result from consolidation within this industry.

     There can be no assurance that the positive developments noted above, including those relating to business growth and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

FOREIGN SECURITIES
     Foreign securities in which the Fund invests generally will be denominated in foreign currencies and will be traded on foreign markets, including foreign stock exchanges. Foreign securities also may include securities of foreign issuers that are traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency. These securities include, but are not limited to, securities traded in the form of American Depository Receipts (ADRs) and securities registered in the United States by foreign (including Canadian) governmental or private issuers, foreign banks and foreign branches of U.S. banks. These securities also include European Depository Receipts and Global Depository Receipts (EDRs and GDRs, respectively).

     Restrictions and controls on investment in the securities markets of some countries may have an adverse effect on the availability and costs to the Fund of investments in those countries. Costs may be incurred in connection with conversions between various currencies. Moreover, there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers generally are not subject to accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers.

     The value of the assets of the Fund as measured in U.S. dollars also may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. A change in the value of any such currency relative to the U.S.

dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. These changes will also affect the Fund's return, income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of the U.S. dollar strengthens against a foreign currency after the Fund's income has been accrued and translated into U.S. dollars, the Fund would experience a foreign currency loss. Similarly, if the U.S. dollar value weakens against a foreign currency between the time the Fund incurs expenses and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount of such currency at the time such expenses were incurred. Under the Internal Revenue Code of 1986, as amended (the Code), changes in an exchange rate which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities will result in foreign exchange gains or losses that increase or decrease investment company taxable income. Similarly, dispositions of certain debt securities (by sale, at maturity or otherwise) at a U.S. dollar value that is higher or lower than the Fund's original U.S. dollar cost may result in foreign exchange gains or losses, which will increase or decrease investment company taxable income. To the extent the Fund's currency exchange transactions do not fully protect the Fund against adverse changes in exchange rates, decreases in the value of the currencies of the countries in which the Fund invests relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies. The exchange rates between the U.S. dollar and other currencies can be volatile and are determined by factors such as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions.

     The costs attributable to foreign investing that the Fund must bear are higher than those attributable to domestic investing. For example, the cost of maintaining custody of foreign securities generally exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other government taxes that could reduce the return to investors on these securities. Tax treaties between the United States and certain foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject. See "Taxes, Dividends and Distributions."

     The  Fund  may   invest  in  debt   securities   issued  by   supranational
organizations such as the World Bank, the European Investment Bank, the European Coal and Steel Community and the Asian Development Bank.

     The Fund may invest in debt securities issued by "semi-governmental entities" such as entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by a national government's "full faith and credit" and general taxing powers. Examples of semi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm.

     Foreign government securities also include mortgage-backed securities issued or guaranteed by foreign entities including semi-governmental entities and Brady Bonds, which are long-term bonds issued by governmental entities in developing countries as part of a restructuring of their commercial loans.


     A change in the value of a foreign currency against the US. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. These currency fluctuations can result in gains or losses for the Fund. For example, if a foreign security increases in value as measured in its currency, an increase in value of the U.S. dollar, relative to the currency in which the foreign security is denominated, can offset some or all of such gains. These currency changes will also affect the Fund's return, income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency decreases after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate for any such currency decreases between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount of such currency at the time such expenses were incurred. Under the Code, changes in an exchange rate which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities will result in foreign exchange gains or losses that increase or decrease distributable net investment income. Similarly, dispositions of certain debt securities (by sale, at maturity or otherwise) at a U.S. dollar amount that is higher or lower than the Fund's original U.S. dollar cost may result in foreign exchange gains or losses, which will increase or decrease distributable net investment income. Gains and losses on security and currency transactions cannot be predicted. This fact coupled with the different tax and accounting treatment of certain currency gains and losses increases the likelihood of distributions in whole or in part constituting a return of capital to shareholders.

     The Fund's interest income from foreign government securities issued in local markets may, in some cases, be subject to applicable withholding taxes imposed by governments in such markets. The Fund may sell a foreign security it owns prior to maturity in order to avoid foreign withholding taxes on dividend and interest income and buy back the same security for a future settlement date. Interest on foreign government securities is not generally subject to foreign withholding taxes. See "Taxes, Dividends and Distributions."


     Returns available from foreign currency denominated debt instruments can be adversely affected by changes in exchange rates. The Fund's investment adviser believes that the use of foreign currency hedging techniques, including "cross-currency hedges" may assist, under certain conditions, in helping to protect against declines in the U.S. dollar value of income available for distribution to shareholders and declines in the U.S. dollar value of income available for distribution to shareholders and declines in the net asset value of the Fund's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of cross-currency hedges involving a forward contract to sell a different foreign currency, where such contract is available on terms more advantageous to the Fund than a contract to sell the currency in which the position being hedged is denominated. Cross-currency hedges can, therefore, under certain conditions, provide protection of net asset value in the event of a general rise in the U.S. dollar against foreign currencies. However, there can be no assurance that the Fund will be able to engage in cross-currency hedging or that foreign exchange rate relationships will be sufficiently predictable to enable the investment adviser to employ cross-currency hedging techniques successfully. A cross-currency hedge cannot protect against exchange rate risks perfectly, and if the investment adviser is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN
EURO-DENOMINATED SECURITIES

     On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three year transitional period, the euro will coexist with each participating state's currency and on July 1, 2002, the euro is expected to become the sole currency of the participating states. During the transition period, the Fund will treat the euro as a separate currency from that of any participating state.

     The conversion may adversely affect the Fund if the euro does not take effect as planned; if a participating state withdraws from the European Monetary Union; or if the computing, accounting and trading systems used by the Fund's service providers, or by entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following, euro conversion. In addition, the conversion could cause markets to become more volatile.

     The overall effect of the transition of member states' currencies to the euro is not known at this time. It is likely that more general short- and long-term ramifications can be expected, such as changes in the economic environment and change in the behavior of investors, which would affect the Fund's investments and its net asset value. In addition, although U.S. Treasury regulations generally provide that the euro conversion will not, in itself, cause a U.S. taxpayer to realize gain or loss, other changes that may occur at the time of the conversion, such as accrual periods, holiday conventions, indices, and other features may require the realization of a gain or loss by the Fund as determined under exisiting tax law.

     The Fund's Manager has taken steps: (1) that it believes will reasonably address euro-related changes to enable the Fund and its service providers to process transactions accurately and completely with minimal disruption to business activities and (2) to obtain reasonable assurances that appropriate steps have been taken by the Fund's other service providers to address the conversion. The Fund has not borne any expense relating to these actions.




OTHER INVESTMENT STRATEGIES
     At the discretion of the Subadviser, the Fund may employ the following strategies in pursuing its investment objective.

     LENDING OF SECURITIES AND REPURCHASE AGREEMENTS. As described in the Prospectus, consistent with applicable regulatory requirements, the Fund may lend securities valued at up to 30% of its total assets to brokers, dealers, banks or other recognized institutional borrowers of securities, provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of the replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. The Fund may pay reasonable administrative and custodial fees in connection with loans of its securities.

     The Fund may purchase U.S. Government securities and concurrently enter into "repurchase agreements" with the seller of the securities whereby the seller agrees to repurchase the securities at a specified price within a specified time (generally one business day). The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the repurchase price, including accrued interest earned on the loan. The collateral will be held by the Fund's custodian bank, either physically or in a book-entry account. The Fund will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 10% of the value of its total assets would be invested in such repurchase agreements and other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market.

     The Fund will enter into securities lending and repurchase agreement transactions only with parties that meet creditworthiness standards approved by the Fund's Board of Directors. The Subadviser will monitor and evaluate the creditworthiness of such parties under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a counterparty, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. From time to time in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis, i.e., delivery and payment can take place as much as a month or more after the date of the transaction. The purchase price and other terms of the securities are fixed on the transaction date. Such investments are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such investments in determining its net asset value on each day that net asset value is determined. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the underlying securities. To facilitate such acquisitions, the Fund's custodian bank will maintain, in a separate account of the Fund, cash or other liquid assets having a value equal to or greater than such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of securities held in the separate account and/or from then available cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of other assets held in its portfolio, incur a gain or loss due to market fluctuation.


     HIGH YIELD SECURITIES. Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Below-investment grade or unrated (i.e., high yield) securities, commonly known as "junk bonds," are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The Subadviser considers both credit risk and market risk in making investment decisions for the Fund. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

     Below-investment grade or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher quality securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.



ADDITIONAL INVESTMENT POLICIES

     In seeking to protect against the effect of changes in interest rates or currency exchange rates that are adverse to the present or prospective position of the Fund and to enhance returns, the Fund may employ certain hedging, yield enhancement and risk management techniques including the purchase and sale of options, futures and options on futures on equity and debt securities, indices of prices of equity and debt securities, other financial indices, foreign currencies and forward contracts on foreign currencies. The Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations. See "Taxes, Dividends and Distributions."


     OPTIONS ON SECURITIES

     The Fund may purchase put and call options and write put and call options on equity and debt securities, aggregates of equity and debt securities or indices of prices thereof, other financial indices and foreign currencies. These may include options traded on U.S. or foreign exchanges and options traded in U.S. or foreign over-the-counter (OTC) markets. Currently, many options on equity securities and options on currencies are exchange-traded, whereas options on debt securities are primarily traded on the OTC market.


     When the Fund writes an option, it receives a premium that it retains whether or not the option is exercised. The Fund's principal objective in writing options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.


     The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the exercise price or strike price). By writing a call option, the Fund becomes obligated during the term of the option, upon exercise of the option, to sell, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price. When the Fund writes a call option, the Fund loses the potential for a gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     Conversely, the purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, the Fund becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.


     The Fund may write only "covered" options or options for which it establishes and maintains with its Custodian for the term of the option a segregated account consisting of cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, having a value at least equal to the fluctuating market value of the optioned securities. An option is covered so long as the Fund is obligated as the writer of a call option, to own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option. A put option written by the Fund will be considered "covered" if, so long as the Fund is obligated as the writer of the option, it owns an option to sell the underlying securities subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option; otherwise the Fund will deposit and maintain with its Custodian in a segregated account cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, having a value equal to or greater than the exercise price of the option.

     The Fund may also buy and write straddles (i.e., a combination of a call and a put written on the same security at the same exercise price where the same issue of the security is considered "cover" for both the put and the call). In such cases, the Fund will also deposit in a segregated account with its Custodian cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equivalent in value to the amount, if any, by which the put is "in-the-money," i.e., the amount by which the exercise price of the put exceeds the current market value of the underlying security.

     The Fund may write both American style options and European style options. An American style option is an option that may be exercised by the holder at any time prior to its expiration. A European style option, however, may only be exercised as of the expiration of the option. The writer of an American style option has no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since such options may be exercised by the holder at any time prior to the expiration of the option. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may be offset or exceeded, in the case of a covered call option, by a decline and, in the case of a covered put option, by an increase in the market value of the underlying security during the option period. If a call option is exercised the writer must fulfill the obligation to sell the underlying security at the exercise price, which will usually be lower than the then market value of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.


     The writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be canceled by the exchange's affiliated clearing organization. However, the writer of an option may not effect a closing purchase transaction after being notified of the exercise of the option. Likewise, an investor who is the holder of an option may liquidate a position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     An exchange-traded option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in a particular option the Fund has purchased with the result that the Fund would have to exercise the option in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market in an option the Fund has written, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by a securities exchange (Exchange) on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options would continue to be exercisable in accordance with their terms.

     Exchange-traded options in the U.S. are issued by clearing organizations affiliated with the Exchange on which the option is listed which, in effect, give their guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra-party with no clearing organization guarantee. Thus when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. The Board of Directors will evaluate the creditworthiness of any dealer from which the Fund proposes to purchase options.

     Exchange-traded options generally have a continuous liquid market while OTC options may not. Consequently, the Fund will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally sold the OTC option. While the Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the contra-party, the Fund may be unable to liquidate an OTC option. With respect to options written by the Fund, inability to enter into a closing purchase transaction may result in material losses to the Fund. For example, since the Fund must maintain a covered position with respect to any call option on a security it writes, the Fund may be limited in its ability to sell the underlying security while the option is outstanding. This may impair the Fund's ability to sell a portfolio security at a time when such a sale might be advantageous.

     The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the-money) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

     The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close out the position or take delivery of the underlying security at the exercise price. In that case, the Fund's return will be the premium received from writing the put option, minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money and in-the-money covered put options may be written by the Fund in the same market environments in which call options are written in equivalent buy-and-write transactions.

     The Fund may purchase a call option on a security it intends to acquire in order to hedge against (and thereby benefit from) an anticipated market appreciation in the price of the underlying security at limited risk and with a limited cash outlay. If the market price does rise as anticipated, the Fund will benefit from that rise but only to the extent that the rise exceeds the premium paid. If the anticipated rise does not occur or if it does not exceed the premium, the Fund will bear the expense of the option premium without gaining an offsetting benefit.

     The Fund may purchase put options on securities to hedge against a decline in the value of its portfolio. If the market price of the Fund's portfolio should increase, however, the profit which the Fund might otherwise have realized will be reduced by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options on securities to hedge against an anticipated rise in the price it will have to pay for securities it intends to buy in the future. If the market price of the securities should fall instead of rise, however, the benefit the Fund obtains from purchasing the securities at a lower price will be reduced by both the amount of the premium paid for the call options and transaction costs.

     The Fund may purchase put options if the Fund believes that a defensive posture is warranted for all or a portion of its portfolio. Protection is provided during the life of the put because the put gives the Fund the right to sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price below the exercise price. This right limits the Fund's losses from the security's possible decline in value below the strike price of the option to the premium paid for the put option and related transaction costs.

     The Fund may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Fund may therefore purchase a put option on other carefully selected securities, the values of which historically have a high degree of positive correlation to the values of such portfolio securities. If the Subadviser's judgement is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. But the correlation between the two values may not be as close in these transactions as in transactions in which the Fund purchases a put option on an underlying security it owns. If the Subadviser's judgement is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's portfolio securities and therefore the put option may not provide complete protection against a decline in the value of the Fund's portfolio securities below the level sought to be protected by the put option.

     The Fund may similarly wish to hedge against appreciation in the value of securities that it intends to acquire at a time when call options on such securities are not available. The Fund may, therefore, purchase call options on other carefully selected securities, the values of which historically have a high degree of positive correlation to values of securities that the Fund intends to acquire. In such circumstances the Fund will be subject to risks analogous to those summarized immediately above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Fund is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Fund.


     FUTURES CONTRACTS

     The Fund will enter into futures contracts only for certain bona fide hedging, return enhancement and risk management purposes. The Fund may enter into futures contracts for the purchase or sale of equity and debt securities, aggregates of debt securities or indices of prices thereof, aggregates of equity securities or indices of prices thereof, and other financial indices. It may also enter futures contracts for the purchase or sale of foreign currencies (such as the Japanese Yen, the British Pound and the German Mark) or composite foreign currencies (such as the European Currency Unit) in which securities held or to be acquired by the Fund are denominated, or the value of which have a high degree of positive correlation to the value of such currencies as to constitute an appropriate vehicle for hedging. The Fund may enter into such futures contracts both on U.S. and foreign exchanges.


     A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities or currency underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission (the CFTC), an agency of the U.S. government, and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.


     At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). It is expected that the initial margin on U.S. exchanges will vary from 3% to 15% of the value of the securities or the commodities underlying the contract. Under certain circumstances, however, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Thereafter, the futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "mark to market." Each day the Fund is required to provide or is entitled to receive variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of short futures position) in the contract's value since the preceding day.

     Although futures contracts by their terms may call for the actual delivery or acquisition of underlying securities or currency, in most cases the contractual obligation is extinguished or offset before the expiration of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. Such a transaction cancels the obligation to make or take delivery of the underlying securities or currency. In all transactions on a U.S. futures exchange, the Fund will incur brokerage fees and related transaction costs when it purchases or sells futures contracts. The Fund may also incur brokerage fees and related transaction costs when it purchases or sells futures contracts in markets outside the United States.

     The ordinary spreads between values in the cash and futures markets, due to differences in the character of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing price distortions. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Subadviser may still not result in a successful transaction.


     In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the Subadviser's judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contracts. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its assets which it has hedged because it will have offsetting losses in its futures positions. In addition, particularly in such situations, if the Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. The Fund may have to sell assets at a time when it may be disadvantageous to do so.

     If the Fund seeks to hedge against a decline in the value of its portfolio securities and sells futures contracts for that purpose on other securities that historically have had a high degree of positive correlation to the value of the portfolio securities, the value of its portfolio securities might decline more rapidly than the value of a poorly correlated futures contract rises. In that case, the hedge will be less effective than if the correlation had been greater. In a similar but more extreme situation, the value of the futures position might in fact decline while the value of portfolio securities holds steady or rises. This would result in a loss that would not have occurred but for the attempt to hedge.


     OPTIONS ON FUTURES CONTRACTS
     The Fund will also enter into options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes. The Fund may purchase put and call options and write (i.e., sell) put and call options on futures contracts that are traded on U.S. and foreign futures exchanges. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option; otherwise, it will segregate and maintain with its Custodian for the term of the option cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal to the fluctuating value of the optioned futures. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option; otherwise, it will segregate and maintain with its Custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its Custodian with respect to such put option). There is no limitation on the amount of the Fund's assets that can be placed in the segregated account.

     Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities the Fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the securities the Fund intends to acquire. If the market price of the underlying futures contract when the option is exercised is below the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund intends to acquire.

     Writing a call option on a futures contract serves as a partial hedge against a decrease in the value of the Fund's portfolio securities. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the Fund's holdings of debt securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the increase in the value of the securities in the Fund's portfolio which were being hedged.

     The Fund will purchase put options on futures contracts to hedge its portfolio against the risk of a decline in the value of the debt securities it owns as a result of rising interest rates or fluctuating currency exchange rates. The Fund will also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund intends to acquire as a result of declining interest rates or fluctuating currency exchange rates.


     INTEREST RATE FUTURES CONTRACTS AND OPTIONS THEREON

     The Fund will purchase or sell interest rate futures contracts to take advantage of, or to protect the Fund against, fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.


     Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) that the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make the intended purchase of the debt securities in the cash market and liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's Custodian assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid assets, in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its Custodian with respect to such futures contracts.


     The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.


     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of debt securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.



     CURRENCY FUTURES AND OPTIONS THEREON

     Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon on U.S. and foreign exchanges, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

     The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Subadviser, in purchasing an option, has been correct in its judgement concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.


     OPTIONS ON CURRENCIES

     Instead of purchasing or selling futures or forward currency exchange contracts, the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in OTC markets or by writing put options or covered call options on currencies. A put option gives the Fund the right to purchase a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing such options.

     As in the case of interest rate futures contracts and options thereon, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such security is denominated, where the values of such different currencies (vis-a-vis the U.S. dollar) historically have a high degree of positive correlation.


     SPECIAL CHARACTERISTICS OF FORWARD CURRENCY CONTRACTS AND ASSOCIATED RISKS

     The Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates. The Fund will not speculate with forward currency contracts or foreign currency exchange rates. A forward currency contract involves bilateral obligations of one party to purchase, and another party to sell, a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time the contract is entered into.

     The Fund may enter into forward currency contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars per unit of foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     The Fund also may use forward currency contracts to "lock-in" the U.S. dollar value of portfolio positions, to increase the Fund's exposure to foreign currencies that the Subadviser believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the Subadviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used. The Fund may only cross-hedge using a currency bearing, in the Subadviser's view, a high degree of positive correlation to the currency being hedged.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The Fund may enter into forward contracts or maintain a net exposure on such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or (2) the Fund maintains cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, in a segregated account in an amount not less than the value of the Fund's total assets committed to the consummation of the contract. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Subadviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.


     At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

     The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commission are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


     ADDITIONAL RISKS OF OPTIONS ON SECURITIES AND CURRENCIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS AND FORWARD CONTRACTS

     Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lesser trading volume.

     Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances. If so, this would limit the ability of the Fund to fully hedge against these risks.

     Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. To mitigate this problem, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Subadviser's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when use of the underlying futures contract would not.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market until they reopen. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security.

     A holder of a stock index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. For example, in the case of a call, if such a change causes the closing index value to fall below the exercise price of the option on that index, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option.


     SPECIAL RISK CONSIDERATIONS RELATING TO FUTURES AND OPTIONS THEREON

     The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of a liquid market. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised. In the case of a futures contract or an option on a futures contract which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

     Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Fund's Subadviser to predict correctly movements in the direction of interest rates and currency exchange rates and other factors affecting markets for securities. If the Subadviser's expectations are not met, the Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.


     LIMITATIONS ON THE PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     The Fund will engage in transactions in interest rate and foreign currency futures contracts and options thereon only for bona fide hedging, return enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation. In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be deposited in a segregated account with the Fund's Custodian to cover the position, or the Fund will own an offsetting position in securities, currencies or other options, forward-currency contracts or futures contracts sufficient to ensure that the use of such techniques is unleveraged. There are no limitations on the Fund's use of futures contracts and options on futures contracts beyond the restrictions set forth above and the economic limitations that are implicit in the use of futures and options on futures, within these restrictions, only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with rules and regulations of the CFTC and not for speculation.

     Although the Fund intends to purchase or sell futures and options on futures only on exchanges where there appears to be an active market, there is no guarantee that an active market will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, when futures positions are used to hedge portfolio securities, such securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.


ILLIQUID SECURITIES

     The Fund may not hold more than 15% of its net assets in repurchase agreements that have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale.

     If the Fund were to exceed this limit, the Subadviser would take reasonable measures to reduce the Fund's holding in illiquid securities to no more than 15% of its net assets within seven days, including the sale of such securities. Securities eligible for resale in accordance with Rule 144A under the Securities Act of 1933, as amended (the Securities Act), and privately placed commercial paper with legal or contractual restrictions on resale but with a readily available market are not considered illiquid for purposes of this limitation. The Subadviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities that are not otherwise readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Subadviser anticipates that the market for certain restricted securities such as foreign convertible securities will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Subadviser will monitor the liquidity of restricted securities in the Fund's portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the Subadviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     The staff of the Securities and Exchange Commission (the SEC) has taken the position that purchased OTC Options and the assets used as "cover" for written OTC Options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC Option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."



     BORROWING


     As stated in the Prospectus, the Fund may borrow an amount up to 33 1/3% of the value of its total assets (computed at the time the loan is made) from banks for temporary or emergency purposes. However, the Fund will not purchase portfolio securities if borrowings exceed 5% of the Fund's total assets. Upon the vote of the Board of Directors to change the nonfundamental policy described above, the Fund is authorized, at the Subadviser's discretion and under the supervision of the Board of Directors, to borrow from banks amounts up to 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the specific bank borrowing, which is equivalent to permitting such borrowing to equal 50% of the value of the Fund's net assets.



     SEGREGATED ASSETS


     When the Fund is required to segregate assets in connection with certain hedging transactions, it will mark cash or liquid assets as segregated with the Fund's Custodian. "Liquid assets" means cash, U.S. government securities, equity securities (including foreign securities), debt obligations or other liquid, unencumbered assets, marked-to-market daily.

     DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

     When conditions dictate a defensive strategy, the Fund may temporarily invest without limit in securities denominated in U.S. dollars or U.S. Treasury securities or hold cash.


     PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is not expected to exceed 100%. The portfolio turnover rates for the Fund for the fiscal years ended September 30, 2000 and 1999 were 49% and 8%, respectively. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the long-term portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See
"Brokerage Allocations and Other Practices" and "Taxes, Dividends and Distributions."

                             INVESTMENT RESTRICTIONS


     The following restrictions are fundamental policies. The Fund's fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities" when used in this Statement of Additional Information means the lesser of (1) 67% or more of the voting securities of the Fund represented at a meeting at which more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy or (2) more than 50% of the outstanding voting securities of the Fund.


     The Fund may not:


     (1) Purchase any security if, as a result thereof, 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry, other than the utility industries, except for temporary emergency purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


     (2) Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). The Fund is a "diversified company" as defined in the 1940 Act.


     (3) Issue senior securities or borrow money, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.


     (4) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.


     (5) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.


     (6) Make loans, except through loans of assets of the Fund or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a "loan."


     (7) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws.


     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.


     The Fund is also subject to the following nonfundamental restriction. Nonfundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy.


     (1) The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other futures contracts or derivative instruments.

                             MANAGEMENT OF THE FUND




NAME, ADDRESS+              POSITION(S) HELD                          PRINCIPAL OCCUPATIONS
AND AGE                     WITH THE FUND                            DURING PAST FIVE YEARS
--------------------------- ------------------ ------------------------------------------------------------------
Eugene C. Dorsey (73)       Director           Retired President, Chief Executive Officer and Trustee of the
                                               Gannett Foundation (now Freedom Forum); former publisher of four Gannett newspapers and Vice President of Gannett Co.,
                                               Inc.; past Chairman, Independent Sector, Washington, D.C.
                                               (largest national coalition of philanthropic organizations);
                                               former Chairman of the American Council for the Arts; former
                                               Director of the Advisory Board of Chase Manhattan Bank of
                                               Rochester; Director of First Financial Fund, Inc. and The High Yield
                                               Plus Fund, Inc.

Saul K. Fenster, Ph.D. (67) Director           President, New Jersey Institute of Technology; Commissioner of
                                               the Middle States Association, Commission on Higher
                                               Education; Member of the New Jersey Commission on Science
                                               and Technology; formerly, director or trustee of the New Jersey
                                               State Chamber of Commerce, Society of Manufacturing
                                               Engineering Education Foundation, the Research and
                                               Development Council of New Jersey, Prosperity New Jersey,
                                               Inc., the Edison Partnership, National Action Council for
                                               Minorities in Engineering, and IDT Corporation.

*Robert F. Gunia (53)       Director           Executive Vice President and Chief Administrative Officer (since
                                               June 1999) of Prudential Investments; Executive Vice President
                                               and Treasurer (since December 1996) of PIFM; President (since
                                               April 1999) of Prudential Investment Management Services LLC
                                               (PIMS); Corporate Vice President (since September 1997) of
                                               The Prudential Insurance Company of America (Prudential);
                                               formerly Senior Vice President (March 1987-May 1999) of
                                               Prudential Securities Incorporated; formerly Chief
                                               Administrative Officer (July 1989-September 1996), Director
                                               (January 1989-September 1996) and Executive Vice President,
                                               Treasurer and Chief Financial Officer (June 1987-December
                                               1996) of Prudential Mutual Fund Management, Inc. (PMF); Vice
                                               President and Director (since May 1989) of The Asia Pacific
                                               Fund, Inc.

Maurice Holmes (57)         Director           Director of Center for Innovation in Product Development,
                                               Professor of Engineering, Massachusetts Institute of Technology
                                               (since January 1998); formerly Chief Engineer and Corporate
                                               Vice President, Xerox Corporation (1972-1997).

NAME, ADDRESS+                       POSITION(S) HELD                           PRINCIPAL OCCUPATIONS
AND AGE                              WITH THE FUND                             DURING PAST FIVE YEARS
------------------------------------ ------------------ --------------------------------------------------------------------
Robert E. LaBlanc (66)              Director           President of Robert E. LaBlanc Associates, Inc.
                                                       (telecommunications); formerly General Partner at Salomon
                                                       Brothers and Vice-Chairman of Continental Telecom. Director of
                                                       Storage Technology Corporation, Chartered Semiconductor
                                                       Manufacturing, Ltd., Titan Corporation, Salient 3
                                                       Communications, Inc. and Tribune Company; Trustee of
                                                       Manhattan College; Director of First Financial Fund, Inc. and The
                                                       High Yield Plus Fund, Inc.

Douglas H. McCorkindale (61)        Director           Chairman (since June 2000), and President (since September
                                                       1997) and Vice Chairman (since March 1984) of Gannett Co.
                                                       Inc. (publishing and media); formerly Vice Chairman (March
                                                       1994-May 2000) of Gannett Co. Inc.; Director of Continental
                                                       Airlines, Inc., Gannett Co. Inc. and Global Crossing Ltd.; Director
                                                       of First Financial Fund, Inc. and The High Yield Plus Fund, Inc.

W. Scott McDonald, Jr., Ph.D. (63)  Director           Vice President (since 1997), Kaludis Consulting Group, Inc. (a
                                                       Sallie Mae company serving higher education); formerly
                                                       principal (1993-1997), Scott McDonald & Associates, Chief
                                                       Operating Officer (1991-1995), Fairleigh Dickinson University,
                                                       Executive Vice President and Chief Operating Officer
                                                       (1975-1991), Drew University, interim President (1988-1990),
                                                       Drew University and founding director of School, College and
                                                       University Underwriters Ltd.

Thomas T. Mooney (59)               Director           President of the Greater Rochester Metro Chamber of Commerce;
                                                       former Rochester City Manager; former Deputy Monroe County
                                                       Executive; Trustee of Center for Governmental Research, Inc.;
                                                       Director of Blue Cross of Rochester, Monroe County Water
                                                       Authority and Executive Service Corps of Rochester; Director,
                                                       President and Treasurer of First Financial Fund, Inc. and The
                                                       High Yield Plus Fund, Inc.

*David R. Odenath, Jr. (43)         Director and       Officer in Charge, President, Chief Executive Officer and Chief
                                    President          Operating Officer (since June 1999) of PIFM; Senior Vice
                                                       President (since June 1999) of Prudential; Senior Vice President
                                                       (August 1993-May 1999), PaineWebber Group, Inc.

Stephen Stoneburn (57)              Director           President and Chief Executive Officer (since June 1996) of
                                                       Quadrant Media Corp. (a publishing company); formerly
                                                       President (June 1995-June 1996) of Argus Integrated Media,
                                                       Inc.; Senior Vice President and Managing Director (January
                                                       1993-1995) of Cowles Business Media and Senior Vice
                                                       President of Fairchild Publications, Inc.

NAME, ADDRESS+             POSITION(S) HELD                              PRINCIPAL OCCUPATIONS
AND AGE                    WITH THE FUND                                DURING PAST FIVE YEARS
-------------------------- --------------------- --------------------------------------------------------------------
Joseph Weber, Ph.D. (76)   Director              Vice President, Finance, Interclass (international corporate learning) since 1991; formerly President, The Alliance for
                                                 Learning; retired Vice President, Member of the Board of
                                                 Directors and Member of the Executive and Operating
                                                 Committees, Hoffmann-LaRoche Inc.; Member, Board of
                                                 Overseers, New Jersey Institute of Technology; Trustee and Vice
                                                 Chairman Emeritus, Fairleigh Dickinson University.

Clay T. Whitehead (62)     Director              President of National Exchange Inc. (new business development firm) (since May 1983); director of First Financial Fund, Inc.
                                                 and The High Yield Plus Fund, Inc.

Judy A. Rice (52)          Vice President        Executive Vice President (since 1999) of Prudential Investments;
                                                 Executive Vice President (since 1999) of PIFM; formerly, various positions to Senior Vice President (1992-1999), Prudential Securities,
                                                 Inc; and various positions to Managing Director (1975-1992), Shearson
                                                 Lehman Advisors; Governor of the Money Management Institute; Member
                                                 of the Prudential Securities Operating Council, Board Member of the
                                                 National Association for Variable Annuities.

George P. Attisano (45)    Secretary             Assistant General Counsel (since September 2000) of Prudential; formerly
                                                 Associate Attorney (April 1998-September 2000) of Kramer Levin
                                                 Naftalis & Frankel LLP; Associate Attorney (September 1996-April
                                                 1998) of Willkie Farr & Gallagher; Counsel (September 1995-September 1996)
                                                 of The Dreyfus Corporation (Dreyfus).

William V. Healey (46)     Assistant Secretary   Vice President and Associate General Counsel of Prudential and formerly
                                                 Chief Legal Officer of Prudential Investments (since August
                                                 1998); Director, ICI Mutual Insurance Company (since June
                                                 1999); formerly Associate General Counsel of Dreyfus, a subsidiary of
                                                 Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Grace C. Torres (41)                             Treasurer First Vice President (since December 1996) of PIFM;
                                                 First Vice and Principal President (since March 1994) of
                                                 Prudential Securities; formerly Financial and First Vice
                                                 President (March 1994-September 1996) of Prudential Accounting
                                                 Officer Mutual Fund Management, Inc.


----------
* Indicates those Directors that are "interested persons" of the Fund as defined in the 1940 Act.

+ The address of the Directors and Officers is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

     The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Management of the Fund" below, review such actions and decide on general policy.

     The Directors have adopted a retirement policy that calls for the retirement of Directors on December 31 of the year in which they reach the age of 75, except that Mr. Weber will retire by December 31, 2002.


     Pursuant to the terms of the Management Agreement with the Fund, the Manager or Subadviser, as appropriate, pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager or Subadviser. The Fund pays each of its Directors who is not an affiliated person of the Manager or the Subadviser annual compensation of $5,000, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on the boards of which the Director will be asked to serve.

     Directors may receive their Director's fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Director's fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an exemptive order from the Commission, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund. As of December 31, 1997, Mr. Dorsey elected to reduce his Director's fees pursuant to the deferred fee agreement.

     The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Manager for the fiscal year ended September 30, 2000 and the aggregate compensation paid to such Director for service on the Fund's Board and the Boards of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1999.


                               COMPENSATION TABLE



                                                                  TOTAL COMPENSATION
                                  AGGREGATE COMPENSATION         FROM THE FUND AND THE
NAME OF DIRECTOR                       FROM THE FUND                 FUND COMPLEX
----------------                       -------------                 ------------
Eugene C. Dorsey*                         $4,225               $ 81,000 (17/48)**
Saul K. Fenster***                          None               $ 35,000 ( 5/21)**
Robert F. Gunia+                            None                      None
Maurice Holmes***                         $1,650                      None
Robert E. LaBlanc                         $3,925               $ 61,250 (20/39)**
Douglas H. McCorkindale*                  $3,925               $ 80,000 (24/49)**
W. Scott McDonald, Jr.***                 $  233               $ 35,000 ( 5/21)**
Thomas T. Mooney*                         $4,475               $129,500 (35/75)**
David R. Odenath, Jr.+                      None                      None
Stephen Stoneburn                         $3,925               $ 61,250 (20/39)**
John R. Strangfeld, Jr.+,***                None                      None
Joseph Weber***                             None               $ 35,000 ( 5/21)**
Clay T. Whitehead                         $3,925               $ 77,000 (38/66)**


----------

 * Total compensation from all the Funds in the Fund Complex for the calendar year ended December 31, 1999 includes amounts deferred at the election of Directors under the Funds' deferred compensation plan. Including accrued interest, total compensation amounted to approximately $103,573 for Mr. Dorsey, $97,915 for Mr. McCorkindale, and $135,901 for Mr. Mooney.

 ** Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

*** Mr. Holmes joined the Board in May 2000, Messrs. Fenster, McDonald and Weber joined the Board in August 2000, and Mr. Strangfeld resigned from the Board in November 2000.

 + Interested Directors do not receive compensation from the Fund or any fund in the Fund Complex.



              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     As of November 17, 2000, the Directors and officers of the Fund, as a group, owned beneficially less than 1% of the outstanding shares of beneficial interest of the Fund, for Classes A, B, C and Z shares.


     As of November 17, 2000, the only entity owning more than 5% of the outstanding voting securities of any class was Nelag Partners, 37791 Halper Lake Drive, Rancho Mirage, CA 92270, which held 6.80% of the Fund's Class C shares.

     As of November 17, 2000, Prudential Securities was record holder of 5,573,314 Class A shares (or 63.44% of the outstanding Class A shares) and 2,374,041 Class B shares (or 57.52% of the outstanding Class B shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause to be forwarded, proxy material to the beneficial owners for which it is the record holder.

                     INVESTMENT ADVISORY AND OTHER SERVICES


(a) MANAGER AND SUBADVISER


     The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. The Manager serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential mutual funds. See "How the Fund is Managed-Manager" in the Prospectus. As of October 31, 2000, the Manager managed and/or administered open-end and closed-end management investment companies with assets of approximately $77 billion.


     PIFM is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (the
Transfer Agent), a wholly-owned subsidiary of the Manager, serves as the transfer agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.


     Pursuant to the Management Agreement with the Fund (the Management Agreement), the Manager, subject to the supervision of the Fund's Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services that are not being furnished by State Street Bank and Trust Company (the Custodian), the Fund's custodian, and the Fund's Transfer Agent and dividend disbursing agent. The management services of the Manager for the Fund are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.


     For its services, PIFM receives from the Fund, pursuant to the Management Agreement, a fee at an annual rate of .70% of the average daily net assets of the Fund up to and including $250 million, .55% of the Fund's average daily net assets in excess of $250 million up to and including $500 million, .50% of the Fund's average daily net assets in excess of $500 million up to and including $1 billion and .45% of the Fund's average daily net assets in excess of $1 billion. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund. No jurisdiction currently limits the Fund's expenses.

     In connection with its management of the business affairs of the Fund, the Manager bears the following expenses:

     (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of the Manager or Subadviser;

     (b) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

     (c) the subadvisory agreement between the Manager and the Subadviser (the Subadvisory Agreement).


     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Subadviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, including the preparation and printing of the Fund's registration statement and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

     The Management Agreement provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act.

     Wellington Management Company, LLP (Wellington Management or the Subadviser), 75 State Street, Boston, Massachusetts 02109, serves as the Fund's Subadviser. The Subadvisory Agreement provides that Wellington Management shall furnish investment advisory services in connection with the management of the Fund. In connection therewith, Wellington Management is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Wellington Management's performance of such services. Under the Subadvisory Agreement, PIFM, not the Fund, pays Wellington Management a fee, computed daily and payable monthly, at an annual rate of .50% of the Fund's average daily net assets for the portion of such assets up to and including $250 million, .35% of the Fund's average daily net assets in excess of $250 million up to and including $500 million, .30% of the Fund's average daily net assets in excess of $500 million up to and including $1 billion and .25% of the Fund's average daily net assets in excess of $1 billion.


     The Subadvisory Agreement provides that Wellington Management will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by any party upon not more than 60 days' or less than 30 days' written notice. The Subadvisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Subadvisory Agreement was last approved by the Board of Directors of the Fund, including all of the Directors who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of any such party, on May 24, 2000, and by shareholders of the Fund on December 30, 1991.

     For the fiscal years ended September 30, 2000, 1999 and 1998, the Fund paid $1,786,869, $2,021,652 and $2,050,958, respectively, to PIFM under the
Management Agreement and PIFM paid subadvisory fees of $1,273,462, $1,422,870 and $1,441,519, respectively, to Wellington Management under the Subadvisory Agreement.



(b) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS

     Prudential Investment Management Services LLC (the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. Prior to June 1, 1998, Prudential Securities Incorporated (Prudential Securities) was the Fund's distributor. The Distributor and Prudential Securities are subsidiaries of Prudential.

     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement, none of which are reimbursed by or paid for by the Fund.

     The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

     Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

     The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

     Prior to February 4, 1991, the Fund operated as a closed-end fund and offered only one class of shares (the existing Class A shares). On October 15, 1990, the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the Rule 12b-1 Directors), at a meeting called for the purpose of voting on the Class A Plan, adopted a plan of distribution for the Class A shares of the Fund. On November 13, 1990, the Board of Directors, including the Rule 12b-1 Directors, at a meeting called for the purpose of voting on the Class B Plan, adopted a plan of distribution for the Class B shares of the Fund. On February 10, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, approved modifications to the Fund's Class A and Class B Plans and Distribution Agreements to conform them to recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As modified, the Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and
(ii) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. On May 5, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Fund and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares changing them from reimbursement type plans to compensation type plans. The Plans, as amended and restated, were last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 26, 1999. The Class A Plan as previously amended, was approved by Class A and Class B shareholders, and the Class B Plan, as previously amended, was approved by Class B shareholders on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994.


     CLASS A PLAN. For the fiscal year ended September 30, 2000, the Distributor received payments of approximately $345,603 under the Class A Plan and spent approximately $325,725 in distributing the Class A shares. This amount was primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended September 30, 2000, the Distributor also received approximately $26,100 in initial sales charges.

     CLASS B PLAN. For the fiscal year ended September 30, 2000, the Distributor received $1,107,688 from the Fund under the Class B Plan and spent approximately $376,382 in distributing the Fund's Class B shares. It is estimated that of the amount spent approximately 5.4% ($20,327) was spent on printing and mailing of prospectuses to other than current shareholders; 10.83% ($40,755) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred for distribution of Fund shares; and 83.77% ($315,300) on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (73.16% or $275,379) and (2) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (10.61% or $39,921). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Pruco Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended September 30, 2000, the Distributor received approximately $84,600 in contingent deferred sales charges attributable to Class B shares.

     CLASS C PLAN. For the fiscal year ended September 30, 2000, the Distributor received $11,304 under the Class C Plan and spent approximately $11,065 in distributing Class C shares. It is estimated that of the amount spent, approximately 1.92%, ($213) was spent on printing and mailing of prospectuses to other than current shareholders; 1.72% ($190) on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred for distribution of Fund shares; and 96.28%, ($10,653) on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (86.71% or $9,594) and (2) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (9.57% or $1,059).

     The Distributor receives the proceeds of the 1.00% front-end sales charge paid by investors upon purchase of Class C shares. For the fiscal year ended September 30, 2000, the Distributor received approximately $1,400 in front-end sales charges attributable to Class C shares.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended September 30, 2000, the Distributor received approximately $700 in contingent deferred sales charges attributable to Class C shares.


     Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

     The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

     In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

FEE WAIVERS/SUBSIDIES

     PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has waived a portion of its distribution fees as described above. These voluntary waivers may be terminated at any time. Fee waivers and subsidies will increase the Fund's total return.

NASD MAXIMUM SALES CHARGE RULE

     Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

(c) OTHER SERVICE PROVIDERS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.


     The Transfer Agent, 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of the Fund. The Transfer Agent is a wholly-owned subsidiary of the Manager. The Transfer Agent provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, the Transfer Agent receives an annual fee of $13.00 per shareholder account, a new account set-up fee of $2.00 for each manually established account and a monthly inactive zero balance account fee of $0.20 per shareholder account. The Transfer Agent is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.


     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountant and in that capacity audits the Fund's annual financial statements.

     Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to the Fund (except with respect to the opinions of counsel referred to in "Fund Distributions and Tax Issues" and "How to Buy, Sell and Exchange Shares of the Fund" in the Prospectus).


CODE OF ETHICS

     The Board of Directors of the Fund has adopted a Code of Ethics. In addition, PIFM, the Subadviser and PIMS have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the SEC.


                   BROKERAGE ALLOCATION AND OTHER PRACTICES

     Subject to policies established by the Board of Directors of the Fund and the oversight and review of the Manager, the Subadviser will arrange for the execution of the Fund's portfolio transactions and the allocation of brokerage. In executing portfolio transactions, the Subadviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. The Fund may invest in securities traded in the OTC markets and deal directly with the dealers who make markets in the securities involved, unless a better price or execution could be obtained by using a broker. While the Subadviser generally will seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with best net results in particular transactions. The Fund will not deal with Prudential Securities (or any affiliate) in any transaction in which Prudential Securities (or an affiliate) acts as principal, except in accordance with the rules of the Commission. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. On a foreign securities exchange, commissions may be fixed. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Prudential Securities.

     In placing orders with brokers and dealers, the Subadviser will attempt to obtain the best net price and the most favorable execution for orders; however, the Subadviser may, in its discretion, purchase and sell portfolio securities through brokers and dealers who provide the Subadviser or the Fund with research, analysis, advice and similar services. The Subadviser may, in return for research and analysis, pay brokers a higher commission than may be charged by other brokers, provided that the Subadviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Subadviser to the Fund and its other clients, and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Information and research received from such brokers and dealers will be in addition to, and not in lieu of, the services required to be performed by the Manager under its Management Agreement with the Fund and by the Subadviser under the Subadvisory Agreement. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Subadviser's policy is to pay higher commissions to brokers or futures commission merchants other than Prudential Securities (or any affiliate) for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Subadviser's opinion, this policy furthers the objective of obtaining best price and execution. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

     Purchases and sales of securities, futures or options on futures on an exchange (including a board of trade), and options on securities may be effected through securities brokers or futures commission merchants that charge a commission for their services. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions. The Fund contemplates that, consistent with the policy of obtaining the best net results, the Fund may use Prudential Securities and its affiliates for brokerage transactions. In order for Prudential Securities or its affiliates to effect any such transaction for the Fund, the commissions, fees or other remuneration received by Prudential Securities or its affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities, futures or options on futures being purchased or sold on an exchange during a comparable period of time. The Fund's Board of Directors has adopted procedures designed to ensure that all brokerage commissions, fees or other remuneration paid to such firm or its affiliates are reasonable and fair.

     Investment decisions for the Fund and for other investment accounts managed by the Subadviser are made independently of each other in the light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for two or more such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated to accounts according to a formula deemed equitable to each account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it is believed to be beneficial to the Fund.

     The  Fund's  brokerage   transactions  involving  securities  of  companies
headquartered in countries other than the United States will be conducted primarily on the markets and principal exchanges of such countries. Foreign markets are generally not as developed as those located in the United States, which may result in higher transaction costs, delayed settlement and less liquidity for trades effected in foreign markets. Transactions on foreign exchanges are usually subject to fixed commissions that generally are higher than negotiated commissions on U.S. transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

     In accordance with Section 11(a) under the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or any affiliate) by applicable law.


     The  table  below  sets  forth   information   concerning  the  payment  of
commissions by the Fund for the three years ended September 30, 2000.




                                                             2000        1999          1998
                                                          ---------   ----------   -----------
Total brokerage commissions paid by the Fund ..........   $320,430      $89,946      $140,952



     During the fiscal year ended September 30, 2000, the Fund effected transactions that involved the payment of $16,300 of commissions to Prudential Securities. The Fund effected no transactions that involved the payment of commissions to Prudential Securities or other affiliates of the Fund, the Manager, the Subadviser or the Distributor during the two fiscal years ended September 30, 1999.

     The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined in Rule 10b-1 of the 1940 Act) and their parents. As of September 30, 2000, the Fund held debt securities of Lehman Brothers Holdings, Inc. totaling $7,987,000.



               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

     The Fund is authorized to issue 2 billion shares of common stock, $.001 per share divided into four classes, designated Class A, Class B, Class C and Class Z shares, initially all of one series. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.

     Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

     Under the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto. The Directors do not intend to authorize additional series at the present time.

     The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

     Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) and/or (2) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges. See "How to Buy, Sell and Exchange Shares of the Fund" in the Prospectus.

     Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Shareholder Investment Account- Exchange Privilege."

     PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, an investor must complete an application and telephone the Transfer Agent at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: the investor's name, address, tax identification number, fund and class elections, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by the investor to his/her bank to transfer funds by wire to the Fund's Custodian, State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Global Utility Fund, Inc., specifying on the wire the account number assigned by the Transfer Agent and the investor's name and identifying the class in which the investor is investing (Class A, Class B, Class C or Class
Z shares).


     If an investor arranges for receipt by the Custodian of federal funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, the investor may purchase shares of the Fund as of that day.


     In making a subsequent purchase order by wire, an investor should wire the Custodian directly and should be sure that the wire specifies Global Utility Fund, Inc.; Class A, Class B, Class C or Class Z shares; and the investor's name and individual account number. It is not necessary to call the Transfer Agent to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.


ISSUANCE OF FUND SHARES FOR SECURITIES

     Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP


     Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 5%, Class C* shares are sold with a 1% sales charge, and Class B* and Class Z shares of the Fund are sold at NAV. Using the NAV at September 30, 2000, the maximum offering price of the Fund's shares is as follows:




CLASS A
Net asset value and redemption price per Class A share .................  $15.61
                                                                          ======
Maximum sales charge (5% of offering price).............................  $  .82

Maximum offering price to public .......................................  $16.43
                                                                          ======
CLASS B
Net asset value, redemption price and offering price per Class B share*   $15.63
                                                                          ======
CLASS C
Net asset value and redemption price per Class C share* ................  $15.63
                                                                          ======

Sales Charge (1% of offering price) ....................................  $  .16
                                                                          ======
Offering price to public ...............................................  $15.79
                                                                          ======
CLASS Z
Net asset value, redemption price and offering price per Class Z share .  $15.61
                                                                          ======


----------
* Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.

SELECTING A PURCHASE ALTERNATIVE

     The following is provided to assist investors in determining which method of purchase best suits their individual circumstances and is based on current fees and expenses being charged to the Fund:

     If you intend to hold your investment in a Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.

     If you intend to hold your investment for more than 4 years, but less than 5 years, you may consider purchasing Class B or Class C shares because: (1) the contingent-deferred sales load plus the cumulative annual distribution-related fee on Class B shares; and (ii) the maximum 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares would be lower than the maximum 5% initial sales charge plus the cumulative annual distribution-related fee on Class A shares. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

     If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on

Class A shares would be less than the cumulative annual distribution-related fee on Class B shares and less than the initial sales charge plus the cumulative annual distribution-related fee on Class C shares.

     If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless or how long you intend to hold you investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

     If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.


     REDUCTION AND WAIVER OF INITIAL SALES CHARGE-CLASS A SHARES

     BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

     OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by:

     o officers of the Prudential mutual funds (including the Fund);

     o employees of the Distributor, Prudential Securities, the Manager and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent;

     o employees of subadvisers of the Prudential mutual funds provided that purchases at NAV are permitted by such person's employer;

     o Prudential,   employees  and  special   agents  of  Prudential   and  its
       subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries;

     o real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent;

     o members of the Board of Directors of The Prudential Insurance Company of America;

     o registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer;

     o investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
       (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of benefit plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase;

     o investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a benefit plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the benefit plan distribution;

     o orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs); and

     o orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket" programs).

     Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the purchase qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund-How to Buy Shares-Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

     An eligible group of related Fund investors includes any combination of the following:

     o an individual;

     o the individual's spouse, their children and their parents;

     o the individual's and spouse's Individual Retirement Account (IRA);

     o any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

     o a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

     o a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

     o one or more employee benefit plans of a company controlled by an individual.

     In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).


     The Transfer Agent, the Distributor or a broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plan.


     LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the investment, within a thirteen-month period, of a specified dollar amount in the Fund or other Prudential mutual funds. Retirement and group plans do not qualify to purchase Class A shares at NAV by entering into a Letter of Intent.

     For purposes of the Letter of Intent, all shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent, Prudential or its affiliates and through your broker will not be aggregated to determine the reduced sales charge.

     A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the investor. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investment made during this 90-day period, valued at the investor's cost, can be applied to the fulfillment of the Letter of Intent goal.

     The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings.


CLASS B SHARES

     The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, a broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares-Contingent Deferred Sales Charge," below.

     The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

     The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.


WAIVER OF INITIAL SALES CHARGE-CLASS C SHARES

     BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.

     INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities, (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec, and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify your broker if you are entitled to this waiver and provide such supporting documents as it may deem appropriate.


CLASS Z SHARES

     BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

     MUTUAL FUND PROGRAMS. Class Z shares can also be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares can also be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     o Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades, links it clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or

     o Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     OTHER TYPES OF INVESTORS. Class Z shares of the Fund currently are available for purchase by the following categories of investors:

     o certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by an affiliate of the Distributor for whom Class Z shares of the Prudential mutual funds are an available investment option;

     o current and former Directors/Trustees of the Prudential mutual funds (including the Fund),


     o Prudential, with an investment of $10 million or more.

     In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finders' fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.


RIGHTS OF ACCUMULATION


     Reduced sales charges also are available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of shares of the Prudential mutual funds. The value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.


     The Distributor or the Transfer Agent must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.


SALE OF SHARES

     You can redeem shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or the investor's broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, the broker must receive your sell order before the Fund computes its NAV for that day (that is, 4:15 p.m., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

     If you hold shares of the Fund through Prudential Securities, you must redeem the shares through Prudential Securities. Please contact your Prudential Securities Financial Advisor.


     In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, attention: Redemption Services, P.O. Box 8149, Philadelphia, Pennsylvania 19101, to the Distributor or to your broker.


     SIGNATURE GUARANTEE.  If the proceeds of the redemption (1) exceed $100,000
(2) are to be paid to a person other than shareholder(s), (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and are held directly with the Transfer Agent, the signature(s) on the redemption request or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.

     Payment for shares presented for redemption will be made by check within seven days after receipt of the written request, and certificates if applicable by the Transfer Agent, the Distributor or the broker of the certificate and/or written request, except as indicated below. If an investor holds shares through Prudential Securities, payment for shares presented for redemption will be credited to the investor's account at his or her broker, unless the investor indicates otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

     REDEMPTION IN KIND. If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.


     INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

     90-DAY REPURCHASE PRIVILEGE. If a shareholder redeems shares and has not previously exercised the repurchase privilege, the shareholder may reinvest back into the same account any portion or all of the proceeds of such redemption in shares of the same fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to the shareholder's account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) The shareholder must notify the Transfer Agent, either directly or through the Distributor or the shareholder's broker, at the time the repurchase privilege is exercised to adjust for the CDSC previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.


     CONTINGENT DEFERRED SALES CHARGE

     Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period (five years for shares purchased prior to January 22, 1990). Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC (one year for Class C Shares purchased before November 2, 1998). The CDSC will be deducted from the redemption proceeds and reduce the amount received by the shareholder. The CDSC will be imposed on any redemption by a shareholder which reduces the current value of the Class B or Class C shares to an amount which is lower than the amount of all purchases by the shareholder of shares during the preceding four years, in the case of Class B shares and 18 months in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the purchase of shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

     The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:


                                                  CONTINGENT DEFERRED SALES
                                                    CHARGE AS A PERCENTAGE
       YEARS SINCE PURCHASE                         OF DOLLARS INVESTED OR
           PAYMENT MADE                              REDEMPTION PROCEEDS
       -------------------                        -------------------------
       First .............................................   5.0%
       Second ............................................   4.0%
       Third .............................................   3.0%
       Fourth ............................................   2.0%
       Fifth .............................................   1.0%
       Sixth .............................................   1.0%
       Seventh and thereafter ............................   None

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of purchases of Fund shares made during the preceding six years for Class B shares (five years for Class B shares purchased prior to January 22, 1990) and 18 months for Class C shares (one year for Class C shares bought before November 2, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

     WAIVER OF CONTINGENT DEFERRED SALES CHARGE-CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.


     The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.


     Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential mutual funds, the Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of the Stable Value Fund.

     SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions effected through a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

     In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

     Shareholders must notify the Fund's Transfer Agent either directly or through their broker at the time of redemption that they are entitled to waiver of the CDSC and provide the Transfer Agent or their broker with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

     In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.


CATEGORY OF WAIVER                                               REQUIRED DOCUMENTATION
Death                                                            A certified copy of the shareholder's  death certificate
                                                                 or,  in the case of a  trust,  a  certified  copy of the
                                                                 grantor's  death  certificate,  plus a certified copy of
                                                                 the trust agreement identifying the grantor.

Disability-An  individual will be considered  disabled           A copy of the Social Security Administration award letter
if he or she is unable  to  engage in any  substantial           or  a  letter  from  a  physician   on  the   physician's
gainful   activity   by   reason   of  any   medically           letterhead  stating that the shareholder (or, in the case
determinable  physical or mental  impairment which can           of a trust,  the  grantor (a copy of the trust  agreement
be   expected   to   result  in  death  or  to  be  of           identifying  the  grantor  will  be required as well)) is
long-continued and indefinite duration.                          permanently  disabled.  The letter must also indicate the
                                                                 date of disability.  In the case of a trust, the Transfer
                                                                 Agent will also require a certified copy of the trust.

Distribution from an IRA or 403(b) Custodial Account             A copy of the  distribution  form from the custodial firm
                                                                 indicating (i) the date of birth of the  shareholder  and
                                                                 (ii)  that the  shareholder  is over age  59 1/2  and is
                                                                 taking a normal distribution-signed by the shareholder.

Distribution from Retirement Plan                                A  letter   signed  by  the  plan   administrator/trustee
                                                                 indicating the reason for the distribution.

Excess Contributions                                             A letter  from the  shareholder  (for an IRA) or the plan
                                                                 administrator/trustee  on company  letterhead  indicating
                                                                 the amount of the  excess  and  whether or not taxes have
                                                                 been paid.

     The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--SHARES PURCHASED PRIOR TO AUGUST 1, 1994

     While a quantity discount is not available for Class B shares of the Fund, a quantity discount may apply to Class B shares of another Prudential mutual fund acquired pursuant to the exchange of Class B shares of the Fund. The applicable quantity discount, if any, will be that applicable to the shares acquired as a result of the exchange of Class B shares of the Fund.


WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES

     BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

CONVERSION FEATURE-CLASS B SHARES

     Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.


     Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least five years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.


     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such assets were held in the money market fund will be excluded. For example, Class B shares acquired through an exchange of assets held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a share certificate is desired, it must be requested in writing. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividends or distributions at NAV within 30 days after the payment date. The reinvestment will be made at the NAV next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.


EXCHANGE PRIVILEGE

     The Fund makes available to its shareholders the privilege of exchanging shares of the Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

     It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

     In order to exchange shares by telephone, a shareholder must authorize telephone exchanges on his or her initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, a shareholder may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 8:00 P.M., New York time. For the shareholder's protection and to prevent fraudulent exchanges, telephone calls will be recorded and the shareholder will be asked to provide his or her personal identification number. A written confirmation of the exchange transaction will be sent to the shareholder. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The exchange privilege is available only in states where the exhange may be legally made.

     If a shareholder  holds shares through  Prudential  Securities,  the shares
must  be  exchanged  by  contacting  the  shareholder's   Prudential  Securities
financial adviser.

     If a shareholder holds certificates, the certificates must be returned in order for the shares to be exchanged.


     A shareholder may also exchange shares by mail by writing to the Fund's Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, Pennsylvania 19101.


     In periods of severe market or economic conditions, the telephone exchange of shares may be difficult to implement. A shareholder should then make exchanges by mail by writing to the Transfer Agent at the address noted above.


     CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential mutual funds and shares of the money market funds specified below. No fee or CDSC will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.

     The following money market funds participate in the Class A exchange privilege:

       Prudential California Municipal Fund
        (California Money Market Series)
       Prudential Government Securities Trust
        (Money Market Series)
        (U.S. Treasury Money Market Series)

       Prudential Municipal Series Fund
        (New Jersey Series)
        (New York Series)
       Prudential MoneyMart Assets, Inc. (Class A shares)
       Prudential Tax-Free Money Fund, Inc.


     CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Prudential Special Money Market Fund, Inc. No CDSC will be assessed upon such exchange, but a CDSC may be assessed upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

     Class B and Class C shares of the Fund may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being exchanged first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

     At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

     CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.


     SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares that are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise.

     Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares that are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares that are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions,
(2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.


     Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

     Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.


DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. A shareholder buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure such as the purchase of a home or to finance a college education. The cost of a year's education at a four-year college today averages around $22,500 at a private college and around $10,600 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach approximately $44,300 and $21,000 at a public university in 10 years.(1)

     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)


PERIOD OF
MONTHLY INVESTMENTS:          $100,000     $150,000     $200,000     $250,000
--------------------          --------     --------     --------     --------
  25 Years ...............     $  105       $  158       $  210      $  263
  20 Years ...............        170          255          340         424
  15 Years ...............        289          433          578         722
  10 Years ...............        547          820        1,093       1,366
  5 Years ................      1,361        2,041        2,721       3,402
  See "Automatic Investment Plan."


----------

  (1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges. Average costs for private institutions include tuition, fees, room and board for the 1998-1999 academic year.

  (2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)

     Under AIP, a shareholder may arrange to have a fixed amount automatically invested in shares of the Fund by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited for specified dollar amounts to be invested in shares of the Fund. The shareholder's bank must be a member of the Automatic Clearing House System.


     Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.


SYSTEMATIC WITHDRAWAL PLAN

     A systematic withdrawal plan is available to shareholders through the Transfer Agent, the Distributor or a shareholder's broker. Such withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class B or Class C shares may be subject to a CDSC.

     In the case of shares held through the Transfer Agent, (1) a $10,000 minimum account value applies, (2) systematic withdrawals may not be for less than $100 and (3) all dividends and/or distributions must be automatically reinvested in order for the shareholder to participate in this plan.

     The Transfer Agent, the Distributor or the shareholder's broker acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each systematic withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, systematic withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.


TAX-DEFERRED RETIREMENT PLANS


     Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.


     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.


TAX-DEFERRED RETIREMENT ACCOUNTS

     INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           TAX-DEFERRED COMPOUNDING(1)

         CONTRIBUTIONS             PERSONAL
         MADE OVER:                SAVINGS               IRA
         -----------               --------            -------
           10 years               $ 26,165            $ 31,291
           15 years                 44,675              58,649
           20 years                 68,109              98,846
           25 years                 97,780             157,909
           30 years                135,346             244,692

----------

(1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA that meet the conditions required under the Code will not be subject to tax upon withdrawal from the account.


MUTUAL FUND PROGRAMS

     From time to time, the Fund may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

     The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.


                                 NET ASSET VALUE

     The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Directors have fixed the specific time of day for the computation of the Fund's net asset value to be as of 4:15 P.M., New York time. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at the time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


     Under the 1940 Act, the Directors are responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Directors, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indices) are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and foreign currency forward contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

     Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Subadviser, including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Subadviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.


     Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS



     The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Code. Qualification of the Fund as a regulated investment company requires, among other things, that
(a) the Fund derive at least 90% of its annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) in each year.


     Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-termcapital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, short sale, constructive sale, anti-conversion and straddle provisions of the Code which may, among other things, require the Fund to defer recognition of losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

     Special rules apply to most options on stock indices, futures contracts and options thereon, and foreign currency forward contracts in which the Fund may invest. See "Description of the Fund, Its Investments and Risks." These investments will generally constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year; that is, treated as having been sold at market value. Except with respect to certain foreign currency forward contracts, sixty percent of any gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

     Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indices will be capital gain or loss and will be long-term or short-term depending on the holding period of the option. In addition, positions which are part of a "straddle" will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a straddle, the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund.


     Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.


     Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

     Any dividend or distribution paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividend or distribution, although in effect a return of capital, is subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

     Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

     A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

     Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Net capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividend and capital gain distribution which is effectively connected with a U.S. trade or business of the foreign shareholder.

     Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent a Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency gain, gain or loss from Section 1256 contracts (described above) and income from certain other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.

     The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to Class B and Class C shares and lower on Class A shares in relation to Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

     The Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, the Fund must distribute during the calendar year all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.

     The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). PFICs are foreign corporations that, in general, satisfy either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No loss will be recognized on PFIC stock, except to the extent of gains recognized in prior years. Alternatively, the Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its PRO RATA share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above.

     Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary. The Fund does not expect to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders any foreign income taxes paid.

     Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

     Dividends and distributions may also be subject to state and local taxes.


                             PERFORMANCE INFORMATION

     AVERAGE  ANNUAL TOTAL RETURN.  The Fund may from time to time advertise its
average  annual  total  return.   Average  annual  total  return  is  determined
separately for Class A, Class B, Class C and Class Z shares.

     Average annual total return is computed according to the following formula:

                                         n
                                 P(1 + T)  = ERV

Where: P = a hypothetical initial payment of $1,000
       T = average annual total return
       n = number of years
     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.


     The average annual total returns for Class A shares for the one year, five year, 10 year and since inception (January 2, 1990) periods ended September 30, 2000 were (4.74)%, 11.34%, 13.40% and 13.04%, respectively. The average annual total returns for

     Class B shares for the one year, five year and since inception (March 18, 1991) periods ended September 30, 2000 were (5.40)%, 11.54% and 11.49%, respectively. The average annual total returns for Class C shares for the one year, five year and since inception (August 1, 1994) periods ended September 30, 2000 were (2.40)%, 11.44% and 11.18%, respectively. The average annual total returns for the Class Z shares for the one year and since inception (December 16, 1996) periods ended September 30, 2000 were .56% and 12.74%, respectively.


     AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

     Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                     ERV - P
                                     -------
                                        P

Where:     P = a hypothetical initial payment of $1,000.
         ERV = ending redeemable value at the end of the 1, 5 or 10 year periods
               (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


     The aggregate total returns for Class A shares for the one year, five year, 10 year and since inception (January 2, 1990) periods ended on September 30, 2000 were 0.27%, 80.08%, 251.66% and 250.01%, respectively. The aggregate total returns for Class B shares for the one year, five year and since inception (March 18, 1991) periods ended on September 30, 2000 were (0.42)%, 73.63% and 182.31%, respectively. The aggregate total returns for Class C shares for the one year, five year, and since inception (August 1, 1994) periods ended September 30, 2000 were (0.42)%, 73.63% and 94.15%, respectively. The aggregate total returns for the Class Z shares for the one year and since inception (December 16, 1996) periods ended September 30, 2000 were 0.56% and 57.54%, respectively.


     YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                                       a - b     6
                            YIELD = 2[(----- + 1) -1]
                                        cd

     Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were  entitled to receive dividends
            d = the  maximum offering  price  per share on  the last day  of the period

     Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.


     The Fund's 30-day yields for the 30 days ended September 30, 2000 were 1.63%, 0.94%, 0.94% and 1.95% for the Class A, Class B, Class C and Class Z shares, respectively.

     From time to time, the performance of the Fund may be measured against various indices. Such performance information may include data from Lipper, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)


          [THE DATA BELOW REPRESENTS A BAR GRAPH IN THE PRINTED PIECE]

PERFORMANCE COMPARISON OF
DIFFERENT TYPES OF
INVESTMENTS OVER THE
LONG TERM
(12/31/25 - 12/31/98)

Common Stocks ................................. 11.2%
Long Term Gov't Bonds .........................  5.3%
Inflation .....................................  3.1%


(1) SOURCE: IBBOTSON ASSOCIATES. USED WITH PERMISSION. ALL RIGHTS RESERVED. COMMON STOCK RETURNS ARE BASED ON THE STANDARD & POOR'S 500 STOCK INDEX, A MARKET-WEIGHTED, UNMANAGED INDEX OF 500 COMMON STOCKS IN A VARIETY OF INDUSTRY SECTORS. IT IS A COMMONLY USED INDICATOR OF BROAD STOCK PRICE MOVEMENTS. THIS CHART IS FOR ILLUSTRATIVE PURPOSES ONLY AND IS NOT INTENDED TO REPRESENT THE PERFORMANCE OF ANY PARTICULAR INVESTMENT OR FUND. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

       Global Utility Fund, Inc.
             Portfolio of Investments as of September 30, 2000

Shares         Description                                        US$ Value (Note 1)
---------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.0%
Common Stocks  75.6%
---------------------------------------------------------------------------------------
Electrical Utilities  26.1%
      80,600   Calpine Corp.(a)                                      $       8,412,625
       7,100   Capstone Turbine Corp.(a)                                       491,675
     100,000   CMS Energy Corp.                                              2,693,750
      60,000   Constellation Energy Group                                    2,985,000
     180,000   Companhia Paranaense de Energia-COPEL
                (ADR-Preferred B Shares) (Brazil)                            1,597,500
     104,347   DPL, Inc.                                                     3,104,323
     200,000   Endesa SA (ADR) (Spain)                                       3,750,000
     187,800   Espoon Sahko Oyj (ADR) (Finland)                              2,817,225
     100,000   FPL Group, Inc.                                               6,575,000
     160,000   Montana Power Co.                                             5,340,000
     105,000   Pinnacle West Capital Corp.                                   5,341,875
     250,000   Scottish Power PLC (ADR) (United Kingdom)                     1,932,330
     277,300   Shandong Huaneng Power Ltd. (ADR) (China)                     2,113,026
       6,500   Southern Energy, Inc.(a)                                        203,938
     150,000   Unicom Corp.                                                  8,428,125
                                                                  --------------------
                                                                            55,786,392
-------------------------------------------------------------------------------------
Gas Utilities  14.8%
     359,459   Australian Gas Light Co. (Australia)                          1,992,893
      50,000   Dynegy, Inc. (Class A shares)                                 2,850,000
     125,000   El Paso Energy Corp.                                          7,703,125
      75,000   Enron Corp.                                                   6,571,875
      20,000   Equitable Resources, Inc.                                     1,267,500
      50,000   MCN Energy Group, Inc.                                        1,281,250
     200,000   TransCanada Pipelines Ltd. (Canada)                           1,880,149
     250,000   Westcoast Energy, Inc. (Canada)                               4,758,504
      75,000   Williams Companies, Inc.                                      3,168,750
                                                                  --------------------
                                                                            31,474,046

    See Notes to Financial Statements

       Global Utility Fund, Inc.
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares         Description                                        US$ Value (Note 1)
----------------------------------------------------------------------------------------
Telecommunications  32.6%
      50,000   ALLTEL Corp.                                          $       2,609,375
      60,000   AT&T Corp.                                                    1,762,500
      32,200   China Unicom Ltd. (ADR) (China)(a)                              702,363
     101,096   Compania de Telecomunicaciones de Chile, SA
                (ADR) (Chile)                                                1,756,543
       2,700   Flag Telecom Hldgs. Ltd.(a)                                      29,700
     111,222   Hellenic Telecommunications Organization SA
                (Greece)(a)                                                  2,121,094
      87,282   Koninklijke KPN NV (Netherlands)                              1,893,904
     110,000   Korea Telecom Corp. (ADR) (Korea)                             3,698,750
     280,600   McLeodUSA, Inc.(a)                                            4,016,088
      75,000   Nextel Communications, Inc.(a)                                3,506,250
      60,000   Nippon Telegraph & Telephone Corp. (ADR) (Japan)              2,940,000
      31,407   Nortel Networks Corp. (Canada)                                1,870,679
      85,040   NTL, Inc.(a)                                                  3,938,415
      86,466   Qwest Communications Intl., Inc.(a)                           4,155,772
     150,000   SBC Communications, Inc.                                      7,500,000
      65,000   Sprint Corp.                                                  1,905,313
      50,000   Tele Danmark (ADR) (Denmark)                                  1,406,250
      40,000   Telecom Corp. of New Zealand Ltd. (ADR) (New
                Zealand)                                                       800,000
      85,000   Telefonos de Mexico SA (ADR - Class L Shares)
                (Mexico)                                                     4,520,937
     331,100   Telekomunikacja Polska SA (GDR) (Poland)                      1,775,027
     361,774   Telstra Corp. Ltd. (Australia)                                  592,111
      25,000   TELUS Corp. (Non-Voting) (Canada)(a)                            649,416
      75,000   TELUS Corp. (Voting) (Canada)(a)                              2,018,004
     220,000   Videsh Sanchar Nigam Ltd. (GDR) (India)                       1,760,000
     100,000   Vodafone Group PLC (ADR) (United Kingdom)                     3,700,000
      30,000   VoiceStream Wireless Corp.(a)                                 3,481,875
     150,000   WorldCom, Inc.(a)                                             4,556,250
                                                                  --------------------
                                                                            69,666,616

                                          See Notes to Financial Statements

      Global Utility Fund, Inc.
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares         Description                                        US$ Value (Note 1)
---------------------------------------------------------------------------------------
Water Utilities & Other  2.1%
      41,000   ENI SpA (ADR) (Italy)                                 $       2,170,437
      15,000   Suez Lyonnaise des Eaux SA (France)                           2,317,131
                                                                  --------------------
                                                                             4,487,568
                                                                  --------------------
               Total common stocks (cost $133,471,783)                     161,414,622
                                                                  --------------------

DEBT OBLIGATIONS  21.4%
Corporate Bonds  20.9%

Moody's          Principal
Rating           Amount
(Unaudited)      (000)            Description
-------------------------------------------------------------------------------------------
Electrical Utilities  13.8%
                                  Alabama Power Co.,
A2               $    1,000        5.35%, 11/15/03, Ser. I                         952,860
                                  Appalachian Power Co.,
Baa1                  1,000        6.60%, 5/1/09, Ser. C                           925,840
                                  Arizona Public Service Co.,
Baa2                  1,000        6.25%, 1/15/05                                  958,770
                                  Carolina Power & Light Co.,
A2                    1,000        5.95%, 3/1/09                                   904,470
                                  Cleveland Elec. Illum. Co.,
Baa3                  1,000        7.43%, 11/1/09                                  977,000
                                  CMS Energy Corp.,
BB(c)                 1,000        8.125%, 5/15/02                                 992,860
                                  Compania De Transporte Energetica
                                   (Brazil),
BBB-(c)               1,000(b)     9.25%, 4/1/08                                   910,000
                                  Consolidated Edison Co. of NY,
                                   Inc.,
A1                    1,000        7.625%, 3/1/04                                1,020,910
                                  El Paso Electric Co.,
Baa3                  1,000        8.25%, 2/1/03, Ser. C                         1,010,770
                                  Empresa Electrica del Norte
                                   Grande SA (Chile),
B1                    1,000(b)     7.75%, 3/15/06                                  320,000

    See Notes to Financial Statements
                                      B-49

       Global Utility Fund, Inc.
             Portfolio of Investments as of September 30, 2000 Cont'd.

Moody's          Principal
Rating           Amount
(Unaudited)      (000)            Description                         US$ Value (Note 1)
--------------------------------------------------------------------------------------------
                                  Florida Power Corp.,
Aa3              $      500        6.00%, 7/1/03                         $         490,475
                                  Gulf States Utilities Co.,
Baa3                  1,000        8.25%, 4/1/04                                 1,028,430
                                  Hyder PLC (United Kingdom),
Baa2                  1,000(b)     6.875%, 12/15/07                                868,894
                                  Inversora Electrica Buenos Aires
                                   SA (Argentina),
B+(c)                 1,000(b)     9.00%, 9/16/04                                  350,000
                                  Niagara Mohawk Power Corp.,
Baa3                  1,000        7.75%, 10/1/08, Ser. G                        1,002,870
                                  Northern States Power Co.,
Aa3                   1,000        6.50%, 3/1/28                                   867,050
                                  NRG Energy, Inc.,
Baa3                  1,000        7.50%, 6/15/07                                  955,720
                                  Pennsylvania Electric Co.,
A2                    1,000        6.125%, 4/1/09, Ser. B                          906,790
                                  Philadelphia Electric Co.,
A(c)                  1,000        6.50%, 5/1/03                                   984,230
                                  PP&L Capital Funding, Inc.,
Baa2                  1,000        6.79%, 11/22/04                                 992,910
                                  Public Service Co.,
Baa3                  1,000        7.10%, 8/1/05                                   976,510
Baa1                  1,000       6.875%, 7/15/09                                  953,080
                                  Puget Sound Energy, Inc.,
Baa1                  1,000        6.46%, 3/9/09                                   929,940
                                  Quebec Hydro.,
A2                    1,000(b)     7.50%, 4/1/16 (Canada)                        1,017,070
                                  Southern Investments PLC
                                   (United Kingdom),
Baa1                  1,000(b)     6.80%, 12/1/06                                  919,850
                                  Tampa Electric Co.,
Aa2                   1,000        7.75%, 11/1/22                                  978,330
                                  Texas Utilities Electric Co.,
A3                    1,000        8.25%, 4/1/04                                 1,040,080
                                  TXU Australia Hldgs. Ltd.
                                   (Australia),
BBB+(c)               1,000(b)     6.75%, 12/1/06                                  969,420

                                          See Notes to Financial Statements

       Global Utility Fund, Inc.
             Portfolio of Investments as of September 30, 2000 Cont'd.

Moody's          Principal
Rating           Amount
(Unaudited)      (000)            Description                         US$ Value (Note 1)
--------------------------------------------------------------------------------------------
                                  United Utilities PLC (United
                                   Kingdom),
A3               $    1,000(b)     6.45%, 4/1/08                               $   903,410
                                  Virginia Electric Power Co.,
A2                    1,000        6.625%, 4/1/03                                  995,050
                                  Wisconsin Electric Power Co.,
Aa3                   1,000        6.625%, 11/15/06                                971,370
                                  Wisconsin Power & Light Co.,
Aa3                     500        5.70%, 10/15/08                                 445,400
                                  Yorkshire Power Finance Ltd.
                                   (United Kingdom),
Baa2                  1,000(b)     6.496%, 2/25/08                                 906,910
                                                                      --------------------
                                                                                29,427,269
-------------------------------------------------------------------------------------
Gas Distribution & Other Industries  0.6%
                                  El Paso Natural Gas Co.,
Baa1                  1,000        7.50%, 11/15/26                                 950,640
                                  Wisconsin Gas Co.,
Aa2                     535        5.50%, 1/15/09                                  481,757
                                                                      --------------------
                                                                                 1,432,397
------------------------------------------------------------------------------------------
Telecommunications, Media & Related Industries  6.5%
                                  AES Corp.,
Ba3                   1,000        8.375%, 8/15/07                                 950,000
                                  Alestra (Mexico),
BB-(c)                  500(b)     12.125%, 5/15/06                                486,250
                                  AT&T Corp.,
AA-(c)                1,000        7.75%, 3/1/07                                 1,026,070
                                  Century Telephone Enterprises,
                                   Inc.,
BBB+(c)               1,000        6.30%, 1/15/08                                  903,080
                                  Flag Telecom Holdings Ltd.,
Ba3                     500        8.25%, 1/30/08                                  440,000
                                  Global Crossing Hldgs. Ltd.,
Ba2                     500        9.125%, 11/15/06                                495,000
                                  GTE Corp.,
A2                    1,000        7.51%, 4/1/09                                 1,003,650
                                  Indiana Bell Telephone Co., Inc.,
Aa2                   1,000        7.30%, 8/15/26                                  917,070

    See Notes to Financial Statements

       Global Utility Fund, Inc.
             Portfolio of Investments as of September 30, 2000 Cont'd.

Moody's          Principal
Rating           Amount
(Unaudited)      (000)            Description                              US$ Value (Note 1)
------------------------------------------------------------------------------------------------
                                  Level 3 Communications, Inc.,
B(c)             $      500        11.00%, 3/15/08                       $         475,000
                                  New Jersey Bell Telephone Co.,
Aa2                   1,000        8.00%, 6/1/22                                   993,020
                                  New York Telephone Co.,
A1                    1,000        6.00%, 4/15/08                                  922,650
                                  Nextel Communications,
B1                      500        9.375%, 11/15/09                                490,000
                                  Pacific Bell Corp.,
Aa3                   1,000        6.625%, 11/1/09                                 952,140
                                  Philippine Long Distance
                                   Telephone Co. (The Philippines),
BB+(c)                1,000(b)     9.25%, 6/30/06                                  898,750
                                  Sprint Capital Corp.,
Baa1                  1,000        5.70%, 11/15/03                                 956,350
                                  Telecomunicaciones de Puerto
                                   Rico,
BBB(c)                1,000        6.65%, 5/15/06                                  955,240
                                  Worldcom, Inc.,
A3                    1,000        6.40%, 8/15/05                                  973,750
                                                                      --------------------
                                                                                13,838,020
                                                                      --------------------
                                  Total corporate bonds
                                   (cost $48,530,114)                           44,697,686
                                                                      --------------------
------------------------------------------------------------------------------------------
U.S. Government Obligations    0.5%
                                  United States Treasury Notes.,
                                   5.75%, 8/15/03
Aaa                   1,000        (cost $1,021,094)                               994,370
                                                                      --------------------
                                  Total debt obligations
                                   (cost $49,551,208)                           45,692,056
                                                                      --------------------
                                  Total long-term investments
                                   (cost $183,022,991)                         207,106,678
                                                                      --------------------

                                      See Notes to Financial Statements

       Global Utility Fund, Inc.
             Portfolio of Investments as of September 30, 2000 Cont'd.

Moody's          Principal
Rating           Amount
(Unaudited)      (000)            Description                         US$ Value (Note 1)
------------------------------------------------------------------------------------------------
Repurchase Agreement  3.7%
                                  Lehman Brothers Hldgs., Inc.
                                   6.53% due 10/02/00 in the amount
                                   of $7,991,346 (cost $7,987,000;
                                   collateralized by $14,695,000
                                   U.S. Treasury Bonds, Zero
                                   Coupon, due 5/15/10, value of
                                   collateral including interest
                 $    7,987        $8,239,927)                           $       7,987,000
                                                                      --------------------
                                  Total Investments  100.7%
                                   (cost $191,009,991; Note 4)                 215,093,678
                                  Liabilities in excess of other
                                   assets  (0.7%)                               (1,554,129)
                                                                      --------------------
                                  Net Assets  100%                       $     213,539,549
                                                                      --------------------
                                                                      --------------------

--------------------------------------------------------------------------------
(a) Non-income-producing security.
(b) US$ Denominated Bonds.
(c) Standard & Poor's rating.
ADR--American Depository Receipts.
GDR--Global Depository Receipts.
NV--Naamkee Vennootachap (Dutch Corporation).
PLC--Public Limited Company.
Oyj--Jalkinen Osakeyhtio (Finnish Corporation)
SA--Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation).
SpA--Societe par Atione (Italian Corporation).
    See Notes to Financial Statements

       Global Utility Fund, Inc.
             Statement of Assets and Liabilities

                                                                September 30, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $191,009,991)                          $215,093,678
Foreign currency, at value (cost $124,509)                              122,889
Dividends and interest receivable                                     1,448,017
Receivable for Fund shares sold                                          44,745
Deferred expenses and other assets                                        6,317
                                                                ------------------
      Total assets                                                  216,715,646
                                                                ------------------
LIABILITIES
Payable to custodian                                                     23,035
Payable for Fund shares reacquired                                    2,398,226
Accrued expenses                                                        366,498
Payable for investments purchased                                       143,000
Management fee payable                                                  127,770
Distribution fee payable                                                 88,558
Withholding taxes payable                                                29,010
                                                                ------------------
      Total liabilities                                               3,176,097
                                                                ------------------
NET ASSETS                                                         $213,539,549
                                                                ------------------
                                                                ------------------
Net assets were comprised of:
   Common stock, at par                                            $     13,675
   Paid-in capital in excess of par                                 148,343,178
                                                                ------------------
                                                                    148,356,853
   Accumulated undistributed net investment income                    1,247,646
   Accumulated net realized gains on investments and
      foreign currency transactions                                  39,856,019
   Net unrealized appreciation on investments and foreign
      currencies                                                     24,079,031
                                                                ------------------
Net assets, September 30, 2000                                     $213,539,549
                                                                ------------------
                                                                ------------------

                                         See Notes to Financial Statements

       Global Utility Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                September 30, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($140,736,073 / 9,015,012 shares of common stock issued
      and outstanding)                                                   $15.61
   Maximum sales charge (5.00% of offering price)                           .82
   Maximum offering price to public                                      $16.43
                                                                ------------------
                                                                ------------------
Class B:
   Net asset value, offering price and redemption price per
      share ($66,648,068 / 4,265,469 shares of common stock
      issued and outstanding)                                            $15.63
                                                                ------------------
                                                                ------------------
Class C:
   Net asset value and redemption price per share ($947,635 /
      60,634 shares of common stock issued and outstanding)              $15.63
   Sales charge (1.00% of offering price)                                   .16
   Offering price to public                                              $15.79
                                                                ------------------
                                                                ------------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($5,207,773 / 333,551 shares of common stock
      issued and outstanding)                                            $15.61
                                                                ------------------
                                                                ------------------

    See Notes to Financial Statements

       Global Utility Fund, Inc.
             Statement of Operations

                                                                       Year
                                                                      Ended
                                                                September 30, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $233,074)        $  5,495,059
   Interest (net of foreign withholding taxes of $1,122)              4,400,593
                                                                ------------------
      Total income                                                    9,895,652
                                                                ------------------
Expenses
   Management fee                                                     1,786,869
   Distribution fee--Class A                                            345,603
   Distribution fee--Class B                                          1,107,688
   Distribution fee--Class C                                             11,304
   Transfer agent's fees and expenses                                   320,000
   Custodian's fees and expenses                                        180,000
   Reports to shareholders                                              125,000
   Legal fees and expenses                                               60,000
   Registration fees                                                     43,000
   Audit fee                                                             33,000
   Directors' fees and expenses                                          25,000
   Insurance                                                              4,000
   Miscellaneous                                                         10,475
                                                                ------------------
      Total expenses                                                  4,051,939
                                                                ------------------
Net investment income                                                 5,843,713
                                                                ------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                           58,074,774
   Foreign currency transactions                                        (13,673)
                                                                ------------------
                                                                     58,061,101
                                                                ------------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                      (59,688,298)
   Foreign currencies                                                   (12,139)
                                                                ------------------
                                                                    (59,700,437)
                                                                ------------------
Net loss on investments and foreign currencies                       (1,639,336)
                                                                ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  4,204,377
                                                                ------------------
                                                                ------------------

                                        See Notes to Financial Statements

      Global Utility Fund, Inc.
             Statement of Changes in Net Assets

                                                   Year                  Year
                                                  Ended                 Ended
                                            September 30, 2000    September 30, 1999
------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
Operations
   Net investment income                       $  5,843,713          $  5,513,314
   Net realized gain on investment and
      foreign currency transactions              58,061,101            29,188,396
   Net change in unrealized
      appreciation/depreciation of
      investments and foreign currencies        (59,700,437)            6,993,940
                                            ------------------    ------------------
   Net increase in net assets resulting
      from operations                             4,204,377            41,695,650
                                            ------------------    ------------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                    (3,281,780)           (2,818,425)
      Class B                                    (1,436,038)           (1,980,640)
      Class C                                       (15,776)              (16,127)
      Class Z                                      (165,534)             (155,936)
                                            ------------------    ------------------
                                                 (4,899,128)           (4,971,128)
                                            ------------------    ------------------
   Distributions from net realized gains
      Class A                                   (16,339,591)          (13,406,633)
      Class B                                   (15,377,368)          (15,777,009)
      Class C                                      (129,077)             (109,977)
      Class Z                                      (800,929)             (641,421)
                                            ------------------    ------------------
                                                (32,646,965)          (29,935,040)
                                            ------------------    ------------------
Fund share transactions (net of share
   conversions) (Note 5)
   Net proceeds from shares sold                 28,296,701            37,013,685
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                              31,763,702            29,276,900
   Cost of shares reacquired                    (93,202,959)          (78,296,960)
                                            ------------------    ------------------
Net decrease in net assets from Fund
   share transactions                           (33,142,556)          (12,006,375)
                                            ------------------    ------------------
Total decrease                                  (66,484,272)           (5,216,893)
NET ASSETS
Beginning of period                             280,023,821           285,240,714
                                            ------------------    ------------------
End of period(a)                               $213,539,549          $280,023,821
                                            ------------------    ------------------
                                            ------------------    ------------------
---------------
(a) Includes undistributed net investment
    income of                                  $  1,247,646          $    594,864
                                            ------------------    ------------------

    See Notes to Financial Statements

       Global Utility Fund, Inc.
             Notes to Financial Statements
      Global Utility Fund, Inc. (the 'Fund') is an open-end diversified management investment company. The Fund seeks to achieve its investment objective of obtaining a high total return, without incurring undue risk, by investing primarily in common stocks, debt securities and preferred stocks of domestic and foreign companies in the utility industries. Debt securities in which the Fund invests are generally within the four highest ratings categories of a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country or industry.
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
      Securities Valuation:    In valuing the Fund's assets, quotations of
foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current exchange rate. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service or by principal market makers. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.
      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
      In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
      (i) market value of investment securities, other assets and liabilities--at the closing rates of exchange.

       Global Utility Fund, Inc.
             Notes to Financial Statements Cont'd.

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gain on investment transactions.

      The Fund recognizes foreign currency gains and losses from the holding of foreign currencies, the sales and maturities of short-term securities and forward currency contracts, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent of amounts actually received or paid.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Security
transactions are recorded on the trade date. Realized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and original issue discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends and interest are provided in accordance with the Fund's understanding of the applicable country's tax rules and rates.

       Global Utility Fund, Inc.
             Notes to Financial Statements Cont'd.

      Dividends and Distributions:    Dividends from net investment income are
declared and paid quarterly. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for wash sales and foreign currency transactions.

      Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income by $291,803, increase paid in capital in excess of par by $12,947,159 and decrease accumulated net realized gains on investments by $12,655,356 due to the Fund treating redemptions as distributions for federal income tax purposes and net realized foreign currency losses during the fiscal year ended September 30, 2000. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with Wellington Management Company, LLP ('Wellington'); Wellington furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .70% of the Fund's average daily net assets up to and including $250 million, .55% of the Fund's average daily net assets of the next $250 million, .50% of the Fund's average daily net assets of the next $500 million and .45% of the Fund's average daily net assets in excess of $1 billion. Pursuant to the subadvisory agreement, PIFM compensates Wellington for its services at an annual rate of .50% of the Fund's average daily net assets up to and including $250 million, .35% of the Fund's average daily net assets of the next $250 million, .30% of the Fund's average daily net

       Global Utility Fund, Inc.
             Notes to Financial Statements Cont'd.

assets of the next $500 million and .25% of the Fund's average daily net assets in excess of $1 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, Class B and Class C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively, for the year ended September 30, 2000.

      PIMS has advised the Fund that it received approximately $26,100 and $1,400 in front-end sales charges resulting from sales of Class A and Class C shares during the year ended September 30, 2000. From these fees PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended September 30, 2000 it received approximately $84,600 and $700 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIMS and PIFM are wholly owned subsidiaries of The Prudential Insurance Company of America.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended September 30, 2000.

       Global Utility Fund, Inc.
             Notes to Financial Statements Cont'd.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended September 30, 2000, the Fund incurred fees of approximately $273,500 for the services of PMFS. As of September 30, 2000, approximately $18,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      For the year ended September 30, 2000, Prudential Securities Incorporated, an indirect wholly owned subsidiary of Prudential, earned $16,300 in brokerage commissions from portfolio transactions on behalf of the Fund.
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 2000 were $121,625,859 and $180,276,671, respectively.

      The cost basis of investments for federal income tax purposes is substantially the same for financial reporting purposes and, accordingly, as of September 30, 2000, net unrealized appreciation for federal income tax purposes was $24,083,687 (gross unrealized appreciation--$47,729,681; gross unrealized depreciation--$23,645,994).

      The Fund has elected to treat approximately $29,742 of net foreign currency losses incurred in the eleven months ended September 30, 2000 as having been incurred in the following fiscal year.

Note 5. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with an initial sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized 2 billion shares of common stock at $.001 par value per share equally divided into Class A, B, C and Z shares.

       Global Utility Fund, Inc.
             Notes to Financial Statements Cont'd.
      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended September 30, 2000:
Shares sold                                                     892,189    $  14,814,086
Shares issued in reinvestment of dividends and
  distributions                                                 894,963       15,174,944
Shares reacquired                                            (2,796,776)     (47,255,396)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,009,624)     (17,266,366)
Shares issued upon conversion from Class B                    2,261,622       37,564,883
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 1,251,998    $  20,298,517
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 1999:
Shares sold                                                     874,576    $  16,047,074
Shares issued in reinvestment of dividends and
  distributions                                                 708,621       12,158,388
Shares reacquired                                            (1,520,250)     (27,731,764)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                     62,947          473,698
Shares issued upon conversion from Class B                      715,401       13,239,554
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   778,348    $  13,713,252
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Year ended September 30, 2000:
Shares sold                                                     312,132    $   5,435,464
Shares issued in reinvestment of dividends and
  distributions                                                 908,974       15,486,409
Shares reacquired                                            (2,076,403)     (35,841,226)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (855,297)     (14,919,353)
Shares reacquired upon conversion into Class A               (2,263,127)     (37,564,883)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (3,118,424)   $ (52,484,236)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 1999:
Shares sold                                                     661,124    $  12,049,586
Shares issued in reinvestment of dividends and
  distributions                                                 946,862       16,199,281
Shares reacquired                                            (2,278,722)     (41,623,502)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (670,736)     (13,374,635)
Shares reacquired upon conversion into Class A                 (716,563)     (13,239,554)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (1,387,299)   $ (26,614,189)
                                                            -----------    -------------
                                                            -----------    -------------

       Global Utility Fund, Inc.
             Notes to Financial Statements Cont'd.

Class C                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended September 30, 2000:
Shares sold                                                     369,362    $   6,471,258
Shares issued in reinvestment of dividends and
  distributions                                                   8,125          138,179
Shares reacquired                                              (397,800)      (7,004,050)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   (20,313)   $    (394,613)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 1999:
Shares sold                                                     408,004    $   7,449,727
Shares issued in reinvestment of dividends and
  distributions                                                   7,015          120,147
Shares reacquired                                              (388,275)      (7,080,380)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    26,744    $     489,494
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Year ended September 30, 2000:
Shares sold                                                      91,728    $   1,575,893
Shares issued in reinvestment of dividends and
  distributions                                                  56,760          964,170
Shares reacquired                                              (182,943)      (3,102,287)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   (34,455)   $    (562,224)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 1999:
Shares sold                                                      80,233    $   1,467,298
Shares issued in reinvestment of dividends and
  distributions                                                  46,480          799,084
Shares reacquired                                              (101,821)      (1,861,314)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    24,892    $     405,068
                                                            -----------    -------------
                                                            -----------    -------------

       Global Utility Fund, Inc.
             Financial Highlights

                                                                     Class A
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $  17.95
                                                                   ----------
Income from investment operations
Net investment income                                                    0.44(b)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                        (0.21)
                                                                   ----------
      Total from investment operations                                   0.23
                                                                   ----------
Less distributions
Dividends from net investment income                                    (0.40)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                   (2.17)
                                                                   ----------
      Total distributions                                               (2.57)
                                                                   ----------
Net asset value, end of year                                         $  15.61
                                                                   ----------
                                                                   ----------
TOTAL RETURN(a)                                                          0.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $140,736
Average net assets (000)                                             $138,241
Ratios to average net assets:
   Expenses, including distribution fees                                 1.26%
   Expenses, excluding distribution fees                                 1.01%
   Net investment income                                                 2.59%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                 49%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.
                                         See Notes to Financial Statements

       Global Utility Fund, Inc.
             Financial Highlights Cont'd.

                                       Class A
---------------------------------------------------------------------------------
                               Year Ended Sepember 30,
---------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
---------------------------------------------------------------------------------
    $  17.66             $  17.52             $  15.03             $  14.72
----------------     ----------------     ----------------     ----------------
         .41(b)               .46(b)               .49                  .51
        2.15                 1.67                 3.34                  .73
----------------     ----------------     ----------------     ----------------
        2.56                 2.13                 3.83                 1.24
----------------     ----------------     ----------------     ----------------
        (.38)                (.46)                (.49)                (.51)
          --                 (.02)                (.02)                  --
       (1.89)               (1.51)                (.83)                (.42)
----------------     ----------------     ----------------     ----------------
       (2.27)               (1.99)               (1.34)                (.93)
----------------     ----------------     ----------------     ----------------
    $  17.95             $  17.66             $  17.52             $  15.03
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       15.36%               12.90%               26.90%                8.65%
    $139,374             $123,346             $120,825             $112,800
    $136,690             $122,384             $116,303             $120,122
        1.17%                1.18%                1.21%                1.30%
         .92%                 .93%                 .96%                1.05%
        2.23%                2.49%                3.00%                3.38%
           8%                  20%                  13%                  13%

    See Notes to Financial Statements

       Global Utility Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class B
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2000
------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $  17.96
                                                                   ----------
Income from investment operations
Net investment income                                                    0.32(b)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                        (0.22)
                                                                   ----------
      Total from investment operations                                   0.10
                                                                   ----------
Less distributions
Dividends from net investment income                                    (0.26)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                   (2.17)
                                                                   ----------
      Total distributions                                               (2.43)
                                                                   ----------
Net asset value, end of year                                         $  15.63
                                                                   ----------
                                                                   ----------
TOTAL RETURN(a)                                                         (0.42)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 66,648
Average net assets (000)                                             $110,769
Ratios to average net assets:
   Expenses, including distribution fees                                 2.01%
   Expenses, excluding distribution fees                                 1.01%
   Net investment income                                                 1.84%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.
                                       See Notes to Financial Statements

       Global Utility Fund, Inc.
             Financial Highlights Cont'd.

                                    Class B
--------------------------------------------------------------------------------
                              Year Ended September 30,
--------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
--------------------------------------------------------------------------------
    $  17.66             $  17.52             $  15.03             $  14.71
----------------     ----------------     ----------------     ----------------
         .27(b)               .32(b)               .37                  .40
        2.16                 1.67                 3.34                  .74
----------------     ----------------     ----------------     ----------------
        2.43                 1.99                 3.71                 1.14
----------------     ----------------     ----------------     ----------------
        (.24)                (.32)                (.37)                (.40)
          --                 (.02)                (.02)                  --
       (1.89)               (1.51)                (.83)                (.42)
----------------     ----------------     ----------------     ----------------
       (2.13)               (1.85)               (1.22)                (.82)
----------------     ----------------     ----------------     ----------------
    $  17.96             $  17.66             $  17.52             $  15.03
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       14.49%               12.06%               25.96%                7.90%
    $132,583             $154,873             $179,270             $187,557
    $154,643             $177,326             $185,693             $210,305
        1.92%                1.93%                1.96%                2.05%
         .92%                 .93%                 .96%                1.05%
        1.48%                1.74%                2.25%                2.62%

    See Notes to Financial Statements

       Global Utility Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class C
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2000
-----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $17.96
                                                                     -------
Income from investment operations
Net investment income                                                   0.31(b)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                       (0.21)
                                                                     -------
      Total from investment operations                                  0.10
                                                                     -------
Less distributions
Dividends from net investment income                                   (0.26)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                  (2.17)
                                                                     -------
      Total distributions                                              (2.43)
                                                                     -------
Net asset value, end of year                                          $15.63
                                                                     -------
                                                                     -------
TOTAL RETURN(a)                                                        (0.42)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $  948
Average net assets (000)                                              $1,130
Ratios to average net assets:
   Expenses, including distribution fees                                2.01%
   Expenses, excluding distribution fees                                1.01%
   Net investment income                                                1.83%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.
                                       See Notes to Financial Statements

       Global Utility Fund, Inc.
             Financial Highlights Cont'd.

                                    Class C
--------------------------------------------------------------------------------
                              Year Ended September 30,
--------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
--------------------------------------------------------------------------------
    $  17.66             $  17.52             $  15.03             $  14.71
----------------     ----------------     ----------------     ----------------
         .27(b)               .32(b)               .37                  .40
        2.16                 1.67                 3.34                  .74
----------------     ----------------     ----------------     ----------------
        2.43                 1.99                 3.71                 1.14
----------------     ----------------     ----------------     ----------------
        (.24)                (.32)                (.37)                (.40)
          --                 (.02)                (.02)                  --
       (1.89)               (1.51)                (.83)                (.42)
----------------     ----------------     ----------------     ----------------
       (2.13)               (1.85)               (1.22)                (.82)
----------------     ----------------     ----------------     ----------------
    $  17.96             $  17.66             $  17.52             $  15.03
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       14.49%               12.06%               25.96%                7.90%
    $  1,454             $    957             $    760             $    661
    $  1,212             $    969             $    727             $    608
        1.92%                1.93%                1.96%                2.05%
         .92%                 .93%                 .96%                1.05%
        1.50%                1.74%                2.25%                2.66%

    See Notes to Financial Statements

       Global Utility Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class Z
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2000
------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $17.97
                                                                     -------
Income from investment operations
Net investment income                                                   0.50(b)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                       (0.23)
                                                                     -------
      Total from investment operations                                  0.27
                                                                     -------
Less distributions
Dividends from net investment income                                   (0.46)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                  (2.17)
                                                                     -------
      Total distributions                                              (2.63)
                                                                     -------
Net asset value, end of period                                        $15.61
                                                                     -------
                                                                     -------
TOTAL RETURN(a)                                                         0.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $5,208
Average net assets (000)                                              $6,563
Ratios to average net assets:
   Expenses, including distribution fees                                1.01%
   Expenses, excluding distribution fees                                1.01%
   Net investment income                                                2.89%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the year.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
    3                                    See Notes to Financial Statements

       Global Utility Fund, Inc.
             Financial Highlights Cont'd.

                               Class Z
------------------------------------------------------------------
      Year Ended September 30,            December 16, 1996(d)
-------------------------------------     through September 30,
      1999                 1998                   1997
------------------------------------------------------------------
     $17.68               $17.54                 $ 15.02
    -------              -------                 -------
        .45(b)               .50(b)                  .34
       2.16                 1.68                    2.59
    -------              -------                 -------
       2.61                 2.18                    2.93
    -------              -------                 -------
       (.43)                (.50)                   (.34)
         --                 (.03)                   (.07)
      (1.89)               (1.51)                     --
    -------              -------                 -------
      (2.32)               (2.04)                   (.41)
    -------              -------                 -------
     $17.97               $17.68                 $ 17.54
    -------              -------                 -------
    -------              -------                 -------
      15.62%               13.18%                  19.70%
     $6,613               $6,065                 $    53
     $6,847               $4,041                 $    16
        .92%                 .93%                    .96%(c)
        .92%                 .93%                    .96%(c)
       2.47%                2.74%                   3.25%(c)

    See Notes to Financial Statements

       GLOBAL UTILITY FUND, INC.

             Report of Independent Accountants

To the Shareholders and Board of Directors of Global Utility Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Utility Fund, Inc. (the "Fund") at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The accompanying financial highlights for the year ended September 30, 1996 were audited by other independent accountants, whose opinion dated November 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 22, 2000

                         DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

SHORT-TERM DEBT RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obliqations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     o Leading market positions in well-established industries.

     o High rates of return on funds employed.

     o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     o Well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP
DEBT RATINGS

     AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC and CC: Obligations rated BB, B, CCC and CC are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and CC the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

                   APPENDIX I-GENERAL INVESTMENT INFORMATION


     The following terms are used in mutual fund investing.


ASSET ALLOCATION

     Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps reduce risk and potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.


DIVERSIFICATION

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.



DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years-the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

     Market timing-buying securities when prices are low and selling them when prices are relatively higher-may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

     Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II-HISTORICAL PERFORMANCE DATA

     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.


     The following chart shows the long-term performance of various asset classes and the rate of inflation.


                           HISTORICAL PERFORMANCE DATA


           [Figures below represents line chart in its printed piece]

                               [GRAPHIC OMITTED]

Value of $1 Invested on 1/1/1926 Through 12/31/99

            Common          U.S. Small      U.S.Long-Term    U.S. 30 Day      U.S.
          S&P 500 TR         Stock TR       Gvt. Bond TR    Treasury Bills  Inflation
             Index            Index            Index           Index          Value
         -------------     -----------     --------------  --------------  -----------
  Dec-25      1.00            1.00             1.00            1.00           1.00
  Jan-26      1.00            1.07             1.01            1.00           1.00
  Feb-26      0.96            1.00             1.02            1.01           1.00
  Mar-26      0.91            0.89             1.02            1.01           0.99
  Apr-26      0.93            0.91             1.03            1.01           1.00
  May-26      0.95            0.90             1.03            1.01           0.99
  Jun-26      0.99            0.94             1.04            1.02           0.99
  Jul-26      1.04            0.95             1.04            1.02           0.98
  Aug-26      1.06            0.97             1.04            1.02           0.97
  Sep-26      1.09            0.97             1.04            1.02           0.98
  Oct-26      1.06            0.95             1.05            1.03           0.98
  Nov-26      1.09            0.97             1.07            1.03           0.99
  Dec-26      1.12            1.00             1.08            1.03           0.99
  Jan-27      1.09            1.03             1.09            1.04           0.98
  Feb-27      1.15            1.09             1.10            1.04           0.97
  Mar-27      1.16            1.03             1.12            1.04           0.96
  Apr-27      1.19            1.09             1.12            1.04           0.96
  May-27      1.26            1.17             1.13            1.05           0.97
  Jun-27      1.25            1.13             1.13            1.05           0.98
  Jul-27      1.33            1.19             1.13            1.05           0.96
  Aug-27      1.40            1.17             1.14            1.06           0.96
  Sep-27      1.47            1.18             1.14            1.06           0.96
  Oct-27      1.39            1.10             1.15            1.06           0.97
  Nov-27      1.49            1.19             1.17            1.06           0.97
  Dec-27      1.53            1.22             1.17            1.06           0.96
  Jan-28      1.53            1.28             1.17            1.07           0.96
  Feb-28      1.51            1.25             1.18            1.07           0.95
  Mar-28      1.68            1.32             1.18            1.07           0.95
  Apr-28      1.73            1.44             1.18            1.08           0.96
  May-28      1.77            1.50             1.17            1.08           0.96
  Jun-28      1.70            1.38             1.18            1.08           0.95
  Jul-28      1.72            1.38             1.15            1.09           0.95
  Aug-28      1.86            1.45             1.16            1.09           0.96
  Sep-28      1.91            1.57             1.16            1.09           0.96
  Oct-28      1.94            1.62             1.17            1.10           0.96
  Nov-28      2.19            1.80             1.17            1.10           0.96
  Dec-28      2.20            1.71             1.18            1.10           0.96
  Jan-29      2.33            1.72             1.16            1.11           0.95
  Feb-29      2.33            1.71             1.15            1.11           0.95
  Mar-29      2.33            1.68             1.13            1.11           0.95
  Apr-29      2.37            1.73             1.16            1.12           0.94
  May-29      2.28            1.50             1.14            1.12           0.95
  Jun-29      2.54            1.58             1.15            1.13           0.95
  Jul-29      2.66            1.60             1.15            1.13           0.96
  Aug-29      2.93            1.57             1.15            1.14           0.97
  Sep-29      2.79            1.42             1.15            1.14           0.96
  Oct-29      2.24            1.03             1.20            1.15           0.96
  Nov-29      1.96            0.88             1.23            1.15           0.96
  Dec-29      2.02            0.83             1.22            1.16           0.96
  Jan-30      2.15            0.94             1.21            1.16           0.95
  Feb-30      2.20            1.00             1.22            1.16           0.95
  Mar-30      2.38            1.10             1.23            1.16           0.94
  Apr-30      2.36            1.02             1.23            1.17           0.95
  May-30      2.34            0.97             1.25            1.17           0.94
  Jun-30      1.96            0.76             1.26            1.17           0.94
  Jul-30      2.04            0.78             1.26            1.18           0.93
  Aug-30      2.06            0.77             1.26            1.18           0.92
  Sep-30      1.80            0.66             1.27            1.18           0.93
  Oct-30      1.65            0.58             1.28            1.18           0.92
  Nov-30      1.63            0.58             1.28            1.18           0.91
  Dec-30      1.52            0.51             1.27            1.18           0.90
  Jan-31      1.59            0.62             1.26            1.18           0.89
  Feb-31      1.78            0.78             1.27            1.19           0.87
  Mar-31      1.66            0.73             1.28            1.19           0.87
  Apr-31      1.51            0.57             1.29            1.19           0.86
  May-31      1.31            0.49             1.31            1.19           0.85
  Jun-31      1.50            0.58             1.31            1.19           0.84
  Jul-31      1.39            0.55             1.31            1.19           0.84
  Aug-31      1.42            0.51             1.31            1.19           0.84
  Sep-31      1.00            0.34             1.27            1.19           0.84
  Oct-31      1.09            0.37             1.23            1.19           0.83
  Nov-31      1.00            0.33             1.23            1.19           0.82
  Dec-31      0.86            0.26             1.20            1.20           0.81
  Jan-32      0.84            0.28             1.21            1.20           0.80
  Feb-32      0.88            0.29             1.26            1.20           0.79
  Mar-32      0.78            0.25             1.26            1.20           0.78
  Apr-32      0.63            0.20             1.33            1.20           0.78
  May-32      0.49            0.17             1.31            1.21           0.77
  Jun-32      0.49            0.18             1.32            1.21           0.76
  Jul-32      0.67            0.24             1.38            1.21           0.76
  Aug-32      0.93            0.41             1.38            1.21           0.75
  Sep-32      0.90            0.36             1.39            1.21           0.75
  Oct-32      0.78            0.29             1.38            1.21           0.74
  Nov-32      0.75            0.26             1.39            1.21           0.74
  Dec-32      0.79            0.24             1.41            1.21           0.73
  Jan-33      0.80            0.24             1.43            1.21           0.72
  Feb-33      0.65            0.21             1.39            1.21           0.71
  Mar-33      0.68            0.24             1.40            1.21           0.70
  Apr-33      0.97            0.35             1.40            1.21           0.70
  May-33      1.13            0.58             1.44            1.21           0.70
  Jun-33      1.28            0.73             1.45            1.21           0.71
  Jul-33      1.17            0.69             1.45            1.21           0.73
  Aug-33      1.31            0.75             1.45            1.21           0.74
  Sep-33      1.16            0.63             1.46            1.21           0.74
  Oct-33      1.06            0.55             1.44            1.21           0.74
  Nov-33      1.18            0.59             1.42            1.21           0.74
  Dec-33      1.21            0.59             1.41            1.21           0.73
  Jan-34      1.34            0.83             1.44            1.21           0.74
  Feb-34      1.30            0.84             1.45            1.21           0.74
  Mar-34      1.30            0.84             1.48            1.21           0.74
  Apr-34      1.27            0.86             1.50            1.21           0.74
  May-34      1.17            0.75             1.52            1.21           0.74
  Jun-34      1.20            0.75             1.53            1.21           0.74
  Jul-34      1.07            0.58             1.54            1.21           0.74
  Aug-34      1.13            0.67             1.52            1.21           0.75
  Sep-34      1.13            0.66             1.50            1.21           0.76
  Oct-34      1.09            0.66             1.52            1.21           0.75
  Nov-34      1.20            0.73             1.53            1.21           0.75
  Dec-34      1.20            0.74             1.55            1.21           0.75
  Jan-35      1.15            0.71             1.58            1.21           0.76
  Feb-35      1.11            0.67             1.59            1.21           0.77
  Mar-35      1.08            0.59             1.60            1.21           0.76
  Apr-35      1.18            0.64             1.61            1.21           0.77
  May-35      1.23            0.64             1.60            1.21           0.77
  Jun-35      1.32            0.66             1.61            1.21           0.77
  Jul-35      1.43            0.71             1.62            1.21           0.76
  Aug-35      1.47            0.75             1.60            1.21           0.76
  Sep-35      1.51            0.78             1.60            1.21           0.77
  Oct-35      1.62            0.86             1.61            1.21           0.77
  Nov-35      1.70            0.98             1.61            1.21           0.77
  Dec-35      1.77            1.03             1.62            1.21           0.77
  Jan-36      1.89            1.35             1.63            1.21           0.77
  Feb-36      1.93            1.43             1.65            1.22           0.77
  Mar-36      1.98            1.44             1.66            1.22           0.76
  Apr-36      1.83            1.18             1.67            1.22           0.76
  May-36      1.93            1.21             1.68            1.22           0.76
  Jun-36      2.00            1.18             1.68            1.22           0.77
  Jul-36      2.13            1.29             1.69            1.22           0.77
  Aug-36      2.17            1.31             1.71            1.22           0.78
  Sep-36      2.17            1.38             1.70            1.22           0.78
  Oct-36      2.34            1.47             1.70            1.22           0.78
  Nov-36      2.37            1.68             1.74            1.22           0.78
  Dec-36      2.37            1.71             1.75            1.22           0.78
  Jan-37      2.46            1.92             1.74            1.22           0.79
  Feb-37      2.51            2.05             1.76            1.22           0.79
  Mar-37      2.49            2.07             1.69            1.22           0.79
  Apr-37      2.29            1.72             1.69            1.22           0.80
  May-37      2.28            1.65             1.70            1.22           0.80
  Jun-37      2.16            1.46             1.70            1.22           0.80
  Jul-37      2.39            1.64             1.72            1.22           0.81
  Aug-37      2.28            1.52             1.70            1.22           0.81
  Sep-37      1.96            1.13             1.71            1.22           0.82
  Oct-37      1.76            1.01             1.72            1.22           0.81
  Nov-37      1.61            0.86             1.74            1.22           0.81
  Dec-37      1.54            0.72             1.75            1.22           0.80
  Jan-38      1.56            0.75             1.76            1.22           0.79
  Feb-38      1.67            0.78             1.77            1.22           0.79
  Mar-38      1.25            0.50             1.76            1.22           0.79
  Apr-38      1.43            0.64             1.80            1.22           0.79
  May-38      1.39            0.58             1.81            1.22           0.79
  Jun-38      1.73            0.79             1.81            1.22           0.79
  Jul-38      1.86            0.91             1.82            1.22           0.79
  Aug-38      1.82            0.82             1.82            1.22           0.79
  Sep-38      1.85            0.80             1.82            1.22           0.79
  Oct-38      1.99            0.97             1.84            1.22           0.78
  Nov-38      1.94            0.91             1.83            1.22           0.78
  Dec-38      2.02            0.95             1.85            1.22           0.78
  Jan-39      1.88            0.87             1.86            1.22           0.78
  Feb-39      1.95            0.88             1.87            1.22           0.77
  Mar-39      1.69            0.66             1.90            1.22           0.77
  Apr-39      1.69            0.67             1.92            1.22           0.77
  May-39      1.81            0.75             1.95            1.22           0.77
  Jun-39      1.70            0.67             1.95            1.22           0.77
  Jul-39      1.89            0.84             1.97            1.22           0.77
  Aug-39      1.77            0.70             1.93            1.22           0.77
  Sep-39      2.06            1.07             1.82            1.22           0.79
  Oct-39      2.04            1.02             1.90            1.22           0.78
  Nov-39      1.96            0.92             1.93            1.22           0.78
  Dec-39      2.01            0.95             1.96            1.22           0.78
  Jan-40      1.94            0.96             1.95            1.22           0.78
  Feb-40      1.97            1.03             1.96            1.22           0.78
  Mar-40      1.99            1.10             1.99            1.22           0.78
  Apr-40      1.99            1.17             1.99            1.22           0.78
  May-40      1.53            0.74             1.93            1.22           0.78
  Jun-40      1.66            0.82             1.98            1.22           0.78
  Jul-40      1.71            0.84             1.99            1.22           0.78
  Aug-40      1.77            0.86             1.99            1.22           0.78
  Sep-40      1.79            0.88             2.01            1.22           0.78
  Oct-40      1.87            0.92             2.02            1.22           0.78
  Nov-40      1.81            0.95             2.06            1.22           0.78
  Dec-40      1.81            0.90             2.08            1.22           0.79
  Jan-41      1.73            0.91             2.03            1.22           0.79
  Feb-41      1.72            0.88             2.04            1.22           0.79
  Mar-41      1.73            0.91             2.06            1.22           0.79
  Apr-41      1.62            0.85             2.08            1.22           0.80
  May-41      1.65            0.85             2.09            1.22           0.80
  Jun-41      1.75            0.92             2.10            1.22           0.82
  Jul-41      1.85            1.11             2.11            1.22           0.82
  Aug-41      1.85            1.11             2.11            1.22           0.83
  Sep-41      1.84            1.06             2.11            1.22           0.84
  Oct-41      1.72            0.98             2.14            1.22           0.85
  Nov-41      1.67            0.94             2.13            1.22           0.86
  Dec-41      1.60            0.82             2.10            1.22           0.86
  Jan-42      1.63            0.98             2.11            1.22           0.87
  Feb-42      1.60            0.97             2.11            1.22           0.88
  Mar-42      1.50            0.90             2.13            1.22           0.89
  Apr-42      1.44            0.87             2.13            1.22           0.90
  May-42      1.55            0.87             2.14            1.22           0.91
  Jun-42      1.59            0.90             2.14            1.22           0.91
  Jul-42      1.64            0.96             2.15            1.22           0.91
  Aug-42      1.67            1.00             2.15            1.22           0.92
  Sep-42      1.71            1.09             2.15            1.22           0.92
  Oct-42      1.83            1.20             2.16            1.22           0.93
  Nov-42      1.83            1.14             2.15            1.22           0.93
  Dec-42      1.93            1.19             2.16            1.22           0.94
  Jan-43      2.07            1.44             2.17            1.23           0.94
  Feb-43      2.19            1.72             2.17            1.23           0.94
  Mar-43      2.31            1.97             2.17            1.23           0.96
  Apr-43      2.32            2.16             2.18            1.23           0.97
  May-43      2.45            2.40             2.19            1.23           0.98
  Jun-43      2.50            2.38             2.20            1.23           0.98
  Jul-43      2.37            2.13             2.20            1.23           0.97
  Aug-43      2.41            2.13             2.20            1.23           0.96
  Sep-43      2.47            2.22             2.20            1.23           0.97
  Oct-43      2.45            2.24             2.20            1.23           0.97
  Nov-43      2.29            1.99             2.20            1.23           0.97
  Dec-43      2.43            2.24             2.21            1.23           0.97
  Jan-44      2.47            2.39             2.21            1.23           0.97
  Feb-44      2.48            2.46             2.22            1.23           0.97
  Mar-44      2.53            2.64             2.22            1.23           0.97
  Apr-44      2.50            2.50             2.23            1.23           0.97
  May-44      2.63            2.68             2.23            1.23           0.98
  Jun-44      2.77            3.06             2.24            1.23           0.98
  Jul-44      2.72            2.96             2.24            1.23           0.99
  Aug-44      2.76            3.06             2.25            1.23           0.99
  Sep-44      2.76            3.05             2.25            1.23           0.99
  Oct-44      2.76            3.02             2.26            1.23           0.99
  Nov-44      2.80            3.17             2.26            1.23           0.99
  Dec-44      2.91            3.45             2.27            1.23           0.99
  Jan-45      2.95            3.61             2.30            1.23           0.99
  Feb-45      3.15            3.98             2.32            1.23           0.99
  Mar-45      3.01            3.63             2.32            1.23           0.99
  Apr-45      3.29            4.05             2.36            1.23           0.99
  May-45      3.35            4.26             2.37            1.23           1.00
  Jun-45      3.35            4.62             2.41            1.24           1.01
  Jul-45      3.29            4.36             2.39            1.24           1.01
  Aug-45      3.50            4.61             2.40            1.24           1.01
  Sep-45      3.65            4.92             2.41            1.24           1.01
  Oct-45      3.77            5.26             2.44            1.24           1.01
  Nov-45      3.92            5.88             2.47            1.24           1.01
  Dec-45      3.96            5.98             2.51            1.24           1.01
  Jan-46      4.25            6.92             2.52            1.24           1.01
  Feb-46      3.98            6.48             2.53            1.24           1.01
  Mar-46      4.17            6.65             2.53            1.24           1.02
  Apr-46      4.33            7.12             2.50            1.24           1.02
  May-46      4.46            7.54             2.49            1.24           1.03
  Jun-46      4.29            7.19             2.51            1.24           1.04
  Jul-46      4.19            6.81             2.50            1.24           1.10
  Aug-46      3.91            6.23             2.47            1.24           1.13
  Sep-46      3.52            5.23             2.47            1.24           1.14
  Oct-46      3.50            5.17             2.49            1.24           1.16
  Nov-46      3.49            5.10             2.48            1.24           1.19
  Dec-46      3.64            5.29             2.51            1.24           1.20
  Jan-47      3.74            5.51             2.51            1.24           1.20
  Feb-47      3.71            5.49             2.52            1.24           1.20
  Mar-47      3.65            5.30             2.52            1.24           1.22
  Apr-47      3.52            4.76             2.51            1.24           1.22
  May-47      3.53            4.50             2.52            1.24           1.22
  Jun-47      3.72            4.75             2.52            1.24           1.23
  Jul-47      3.86            5.13             2.54            1.24           1.24
  Aug-47      3.78            5.11             2.56            1.24           1.25
  Sep-47      3.74            5.17             2.55            1.25           1.28
  Oct-47      3.83            5.31             2.54            1.25           1.28
  Nov-47      3.76            5.15             2.49            1.25           1.29
  Dec-47      3.85            5.34             2.45            1.25           1.31
  Jan-48      3.71            5.25             2.45            1.25           1.32
  Feb-48      3.56            4.84             2.46            1.25           1.31
  Mar-48      3.85            5.32             2.47            1.25           1.31
  Apr-48      3.96            5.52             2.48            1.25           1.33
  May-48      4.31            6.10             2.52            1.25           1.34
  Jun-48      4.33            6.13             2.50            1.25           1.34
  Jul-48      4.11            5.77             2.49            1.25           1.36
  Aug-48      4.17            5.78             2.49            1.26           1.37
  Sep-48      4.06            5.47             2.49            1.26           1.37
  Oct-48      4.35            5.83             2.50            1.26           1.36
  Nov-48      3.93            5.18             2.51            1.26           1.35
  Dec-48      4.06            5.22             2.53            1.26           1.34
  Jan-49      4.08            5.32             2.55            1.26           1.34
  Feb-49      3.96            5.06             2.56            1.26           1.33
  Mar-49      4.09            5.38             2.58            1.26           1.33
  Apr-49      4.02            5.20             2.58            1.26           1.33
  May-49      3.91            4.91             2.59            1.26           1.33
  Jun-49      3.92            4.86             2.63            1.27           1.33
  Jul-49      4.17            5.18             2.64            1.27           1.32
  Aug-49      4.27            5.32             2.67            1.27           1.33
  Sep-49      4.38            5.58             2.67            1.27           1.33
  Oct-49      4.53            5.84             2.67            1.27           1.32
  Nov-49      4.61            5.85             2.68            1.27           1.33
  Dec-49      4.83            6.25             2.69            1.27           1.32
  Jan-50      4.92            6.56             2.68            1.27           1.31
  Feb-50      5.02            6.71             2.68            1.27           1.31
  Mar-50      5.06            6.68             2.68            1.28           1.31
  Apr-50      5.30            6.96             2.69            1.28           1.32
  May-50      5.57            7.13             2.70            1.28           1.32
  Jun-50      5.27            6.58             2.69            1.28           1.33
  Jul-50      5.33            6.97             2.71            1.28           1.34
  Aug-50      5.57            7.34             2.71            1.28           1.35
  Sep-50      5.89            7.72             2.69            1.28           1.36
  Oct-50      5.95            7.67             2.68            1.28           1.37
  Nov-50      6.05            7.92             2.69            1.29           1.38
  Dec-50      6.36            8.68             2.69            1.29           1.39
  Jan-51      6.77            9.40             2.71            1.29           1.42
  Feb-51      6.87            9.46             2.69            1.29           1.43
  Mar-51      6.76            9.00             2.65            1.29           1.44
  Apr-51      7.11            9.33             2.63            1.29           1.44
  May-51      6.90            9.03             2.61            1.29           1.45
  Jun-51      6.74            8.55             2.60            1.30           1.45
  Jul-51      7.22            8.87             2.63            1.30           1.45
  Aug-51      7.56            9.40             2.66            1.30           1.45
  Sep-51      7.57            9.61             2.64            1.30           1.46
  Oct-51      7.49            9.39             2.64            1.30           1.46
  Nov-51      7.57            9.31             2.60            1.30           1.47
  Dec-51      7.89            9.35             2.59            1.31           1.48
  Jan-52      8.03            9.53             2.59            1.31           1.48
  Feb-52      7.80            9.25             2.60            1.31           1.47
  Mar-52      8.20            9.41             2.63            1.31           1.47
  Apr-52      7.87            8.92             2.67            1.31           1.47
  May-52      8.14            8.95             2.66            1.31           1.47
  Jun-52      8.54            9.19             2.66            1.32           1.48
  Jul-52      8.70            9.30             2.66            1.32           1.49
  Aug-52      8.64            9.29             2.64            1.32           1.49
  Sep-52      8.49            9.14             2.61            1.32           1.49
  Oct-52      8.51            9.05             2.64            1.32           1.49
  Nov-52      8.99            9.49             2.64            1.33           1.49
  Dec-52      9.34            9.64             2.62            1.33           1.49
  Jan-53      9.29            10.03            2.62            1.33           1.49
  Feb-53      9.19            10.30            2.60            1.33           1.48
  Mar-53      9.00            10.23            2.57            1.33           1.48
  Apr-53      8.78            9.94             2.55            1.34           1.48
  May-53      8.85            10.08            2.51            1.34           1.49
  Jun-53      8.73            9.59             2.57            1.34           1.49
  Jul-53      8.97            9.73             2.58            1.34           1.50
  Aug-53      8.52            9.12             2.57            1.35           1.50
  Sep-53      8.55            8.88             2.65            1.35           1.50
  Oct-53      9.01            9.14             2.67            1.35           1.51
  Nov-53      9.20            9.26             2.66            1.35           1.50
  Dec-53      9.24            9.01             2.71            1.35           1.50
  Jan-54      9.74            9.69             2.74            1.35           1.50
  Feb-54      9.85            9.79             2.80            1.35           1.50
  Mar-54     10.17            9.96             2.82            1.36           1.50
  Apr-54     10.69            10.10            2.85            1.36           1.50
  May-54     11.14            10.56            2.82            1.36           1.50
  Jun-54     11.17            10.65            2.87            1.36           1.50
  Jul-54     11.83            11.51            2.91            1.36           1.50
  Aug-54     11.51            11.53            2.90            1.36           1.50
  Sep-54     12.49            12.00            2.89            1.36           1.50
  Oct-54     12.28            12.08            2.90            1.36           1.49
  Nov-54     13.39            13.02            2.89            1.36           1.50
  Dec-54     14.11            14.47            2.91            1.36           1.49
  Jan-55     14.39            14.76            2.84            1.36           1.49
  Feb-55     14.53            15.47            2.82            1.37           1.49
  Mar-55     14.48            15.60            2.84            1.37           1.49
  Apr-55     15.06            15.84            2.84            1.37           1.49
  May-55     15.14            15.96            2.86            1.37           1.49
  Jun-55     16.42            16.43            2.84            1.37           1.49
  Jul-55     17.44            16.53            2.81            1.37           1.50
  Aug-55     17.39            16.49            2.81            1.38           1.49
  Sep-55     17.62            16.67            2.83            1.38           1.50
  Oct-55     17.12            16.38            2.87            1.38           1.50
  Nov-55     18.53            17.15            2.86            1.38           1.50
  Dec-55     18.56            17.43            2.87            1.39           1.50
  Jan-56     17.92            17.35            2.89            1.39           1.50
  Feb-56     18.66            17.83            2.89            1.39           1.50
  Mar-56     19.98            18.60            2.85            1.39           1.50
  Apr-56     19.97            18.69            2.82            1.40           1.50
  May-56     18.79            17.94            2.88            1.40           1.51
  Jun-56     19.56            18.04            2.89            1.40           1.52
  Jul-56     20.59            18.55            2.83            1.40           1.53
  Aug-56     19.92            18.30            2.78            1.41           1.53
  Sep-56     19.04            17.83            2.79            1.41           1.53
  Oct-56     19.17            18.01            2.77            1.41           1.54
  Nov-56     19.07            18.11            2.76            1.42           1.54
  Dec-56     19.78            18.18            2.71            1.42           1.54
  Jan-57     18.99            18.61            2.80            1.42           1.54
  Feb-57     18.48            18.23            2.81            1.43           1.55
  Mar-57     18.88            18.54            2.80            1.43           1.55
  Apr-57     19.61            19.00            2.74            1.43           1.56
  May-57     20.47            19.14            2.74            1.44           1.56
  Jun-57     20.48            19.28            2.69            1.44           1.57
  Jul-57     20.75            19.17            2.67            1.44           1.58
  Aug-57     19.70            18.43            2.68            1.45           1.58
  Sep-57     18.52            17.59            2.70            1.45           1.58
  Oct-57     17.96            16.13            2.68            1.46           1.58
  Nov-57     18.37            16.31            2.83            1.46           1.59
  Dec-57     17.65            15.53            2.91            1.46           1.59
  Jan-58     18.43            17.24            2.89            1.47           1.60
  Feb-58     18.17            16.95            2.92            1.47           1.60
  Mar-58     18.77            17.75            2.95            1.47           1.61
  Apr-58     19.40            18.42            3.00            1.47           1.61
  May-58     19.81            19.13            3.00            1.47           1.61
  Jun-58     20.36            19.75            2.95            1.47           1.61
  Jul-58     21.28            20.72            2.87            1.48           1.62
  Aug-58     21.65            21.61            2.75            1.48           1.61
  Sep-58     22.73            22.73            2.71            1.48           1.61
  Oct-58     23.35            23.65            2.75            1.48           1.61
  Nov-58     24.01            24.83            2.78            1.48           1.62
  Dec-58     25.30            25.61            2.73            1.49           1.61
  Jan-59     25.43            27.08            2.71            1.49           1.62
  Feb-59     25.55            27.88            2.74            1.49           1.61
  Mar-59     25.61            27.95            2.75            1.50           1.61
  Apr-59     26.63            28.28            2.72            1.50           1.62
  May-59     27.27            28.32            2.72            1.50           1.62
  Jun-59     27.21            28.20            2.72            1.51           1.63
  Jul-59     28.20            29.12            2.73            1.51           1.63
  Aug-59     27.91            28.86            2.72            1.51           1.63
  Sep-59     26.67            27.62            2.71            1.52           1.63
  Oct-59     27.02            28.25            2.75            1.52           1.64
  Nov-59     27.52            28.87            2.72            1.53           1.64
  Dec-59     28.32            29.80            2.67            1.53           1.64
  Jan-60     26.34            28.89            2.70            1.54           1.64
  Feb-60     26.73            29.03            2.76            1.54           1.64
  Mar-60     26.40            28.12            2.84            1.55           1.64
  Apr-60     25.98            27.59            2.79            1.55           1.65
  May-60     26.82            28.16            2.83            1.55           1.65
  Jun-60     27.39            29.12            2.88            1.56           1.65
  Jul-60     26.75            28.56            2.98            1.56           1.65
  Aug-60     27.60            30.06            2.96            1.56           1.65
  Sep-60     25.97            27.84            2.99            1.56           1.65
  Oct-60     25.95            26.73            2.98            1.57           1.66
  Nov-60     27.15            27.90            2.96            1.57           1.66
  Dec-60     28.45            28.82            3.04            1.57           1.66
  Jan-61     30.29            31.46            3.01            1.57           1.66
  Feb-61     31.26            33.31            3.07            1.58           1.66
  Mar-61     32.10            35.38            3.06            1.58           1.66
  Apr-61     32.26            35.83            3.09            1.58           1.66
  May-61     33.03            37.36            3.08            1.59           1.66
  Jun-61     32.12            35.33            3.05            1.59           1.66
  Jul-61     33.22            35.44            3.07            1.59           1.67
  Aug-61     34.03            35.90            3.05            1.59           1.67
  Sep-61     33.40            34.68            3.09            1.60           1.67
  Oct-61     34.40            35.59            3.12            1.60           1.67
  Nov-61     35.94            37.77            3.11            1.60           1.67
  Dec-61     36.11            38.07            3.07            1.60           1.67
  Jan-62     34.78            38.59            3.07            1.61           1.67
  Feb-62     35.51            39.31            3.10            1.61           1.68
  Mar-62     35.35            39.54            3.18            1.61           1.68
  Apr-62     33.20            36.46            3.20            1.62           1.69
  May-62     30.51            32.79            3.22            1.62           1.69
  Jun-62     28.06            30.21            3.19            1.63           1.69
  Jul-62     29.89            32.52            3.16            1.63           1.69
  Aug-62     30.51            33.46            3.22            1.63           1.69
  Sep-62     29.09            31.25            3.24            1.64           1.70
  Oct-62     29.28            30.09            3.26            1.64           1.70
  Nov-62     32.46            33.84            3.27            1.64           1.70
  Dec-62     32.95            33.54            3.28            1.65           1.69
  Jan-63     34.62            36.58            3.28            1.65           1.70
  Feb-63     33.79            36.71            3.28            1.66           1.70
  Mar-63     35.05            37.25            3.29            1.66           1.70
  Apr-63     36.80            38.41            3.28            1.66           1.70
  May-63     37.51            40.09            3.29            1.67           1.70
  Jun-63     36.81            39.61            3.30            1.67           1.71
  Jul-63     36.73            39.74            3.31            1.68           1.72
  Aug-63     38.69            41.80            3.31            1.68           1.72
  Sep-63     38.32            41.12            3.32            1.69           1.72
  Oct-63     39.62            42.09            3.31            1.69           1.72
  Nov-63     39.43            41.64            3.32            1.69           1.72
  Dec-63     40.47            41.44            3.32            1.70           1.72
  Jan-64     41.61            42.58            3.32            1.70           1.72
  Feb-64     42.22            44.13            3.31            1.71           1.72
  Mar-64     42.92            45.10            3.33            1.71           1.72
  Apr-64     43.24            45.52            3.34            1.72           1.73
  May-64     43.94            46.23            3.36            1.72           1.73
  Jun-64     44.72            46.99            3.38            1.73           1.73
  Jul-64     45.59            48.86            3.38            1.73           1.73
  Aug-64     45.05            48.72            3.39            1.74           1.73
  Sep-64     46.41            50.68            3.41            1.74           1.74
  Oct-64     46.86            51.72            3.42            1.75           1.74
  Nov-64     46.88            51.77            3.43            1.75           1.74
  Dec-64     47.14            51.19            3.44            1.76           1.74
  Jan-65     48.76            53.90            3.45            1.76           1.74
  Feb-65     48.91            56.00            3.46            1.77           1.74
  Mar-65     48.26            57.34            3.48            1.78           1.74
  Apr-65     49.98            60.25            3.49            1.78           1.75
  May-65     49.83            59.78            3.49            1.79           1.75
  Jun-65     47.48            54.40            3.51            1.79           1.76
  Jul-65     48.18            56.84            3.52            1.80           1.77
  Aug-65     49.49            60.22            3.51            1.81           1.76
  Sep-65     51.14            62.31            3.50            1.81           1.77
  Oct-65     52.62            65.88            3.51            1.82           1.77
  Nov-65     52.45            68.32            3.49            1.82           1.77
  Dec-65     53.01            72.57            3.46            1.83           1.78
  Jan-66     53.33            78.05            3.43            1.84           1.78
  Feb-66     52.63            80.48            3.34            1.84           1.79
  Mar-66     51.56            78.93            3.44            1.85           1.79
  Apr-66     52.69            81.64            3.42            1.86           1.80
  May-66     50.10            73.80            3.40            1.86           1.80
  Jun-66     49.36            73.71            3.39            1.87           1.81
  Jul-66     48.77            73.62            3.38            1.88           1.81
  Aug-66     45.23            65.67            3.31            1.88           1.82
  Sep-66     44.99            64.59            3.42            1.89           1.83
  Oct-66     47.21            63.90            3.50            1.90           1.83
  Nov-66     47.66            67.04            3.45            1.91           1.83
  Dec-66     47.67            67.48            3.59            1.92           1.84
  Jan-67     51.48            79.88            3.64            1.92           1.84
  Feb-67     51.85            83.47            3.56            1.93           1.84
  Mar-67     53.97            88.61            3.63            1.94           1.84
  Apr-67     56.32            91.00            3.53            1.94           1.85
  May-67     53.64            90.23            3.51            1.95           1.85
  Jun-67     54.66            99.41            3.41            1.96           1.86
  Jul-67     57.22           108.86            3.43            1.96           1.87
  Aug-67     56.82           109.08            3.40            1.97           1.87
  Sep-67     58.76           115.24            3.40            1.98           1.88
  Oct-67     57.14           111.66            3.26            1.98           1.88
  Nov-67     57.51           112.96            3.20            1.99           1.89
  Dec-67     59.10           123.87            3.26            2.00           1.89
  Jan-68     56.59           125.78            3.37            2.00           1.90
  Feb-68     55.11           116.86            3.36            2.01           1.91
  Mar-68     55.72           115.59            3.28            2.02           1.91
  Apr-68     60.36           132.47            3.36            2.03           1.92
  May-68     61.33           145.70            3.37            2.04           1.93
  Jun-68     61.98           146.14            3.45            2.05           1.94
  Jul-68     60.92           141.09            3.55            2.06           1.95
  Aug-68     61.91           146.27            3.55            2.06           1.95
  Sep-68     64.39           155.03            3.51            2.07           1.96
  Oct-68     64.95           155.51            3.47            2.08           1.97
  Nov-68     68.39           167.39            3.37            2.09           1.98
  Dec-68     65.64           168.43            3.25            2.10           1.98
  Jan-69     65.19           165.63            3.18            2.11           1.99
  Feb-69     62.41           149.24            3.20            2.12           1.99
  Mar-69     64.65           155.14            3.20            2.13           2.01
  Apr-69     66.13           161.26            3.34            2.14           2.02
  May-69     66.30           164.06            3.17            2.15           2.03
  Jun-69     62.71           144.95            3.24            2.16           2.04
  Jul-69     59.02           129.45            3.27            2.18           2.05
  Aug-69     61.70           138.93            3.24            2.19           2.06
  Sep-69     60.25           135.30            3.07            2.20           2.07
  Oct-69     63.01           143.55            3.18            2.21           2.08
  Nov-69     61.14           135.55            3.11            2.22           2.09
  Dec-69     60.06           126.23            3.09            2.24           2.10
  Jan-70     55.59           118.55            3.08            2.25           2.11
  Feb-70     58.85           123.14            3.26            2.27           2.12
  Mar-70     59.03           119.64            3.24            2.28           2.13
  Apr-70     53.78            98.97            3.10            2.29           2.15
  May-70     50.84            88.76            2.96            2.30           2.15
  Jun-70     48.39            80.52            3.10            2.32           2.17
  Jul-70     52.03            84.98            3.20            2.33           2.17
  Aug-70     54.67            93.04            3.20            2.34           2.18
  Sep-70     56.57           103.14            3.27            2.35           2.19
  Oct-70     56.02            95.86            3.23            2.36           2.20
  Nov-70     59.02            97.17            3.49            2.37           2.21
  Dec-70     62.47           104.23            3.46            2.38           2.22
  Jan-71     65.08           120.82            3.63            2.39           2.22
  Feb-71     66.00           124.65            3.58            2.40           2.22
  Mar-71     68.52           131.68            3.76            2.41           2.23
  Apr-71     71.10           134.92            3.66            2.42           2.24
  May-71     68.49           126.76            3.65            2.42           2.25
  Jun-71     68.64           122.71            3.60            2.43           2.26
  Jul-71     65.90           115.80            3.61            2.44           2.27
  Aug-71     68.61           122.56            3.78            2.45           2.27
  Sep-71     68.23           119.78            3.85            2.46           2.28
  Oct-71     65.48           113.18            3.92            2.47           2.28
  Nov-71     65.65           108.95            3.90            2.48           2.28
  Dec-71     71.41           121.42            3.92            2.49           2.29
  Jan-72     72.79           135.14            3.89            2.50           2.29
  Feb-72     74.97           139.14            3.93            2.50           2.31
  Mar-72     75.51           137.14            3.89            2.51           2.31
  Apr-72     75.94           138.91            3.91            2.52           2.31
  May-72     77.60           136.26            4.01            2.52           2.32
  Jun-72     76.01           132.10            3.98            2.53           2.33
  Jul-72     76.29           126.64            4.07            2.54           2.34
  Aug-72     79.27           129.01            4.08            2.55           2.34
  Sep-72     78.99           124.51            4.05            2.56           2.35
  Oct-72     79.83           122.33            4.14            2.57           2.36
  Nov-72     83.86           129.58            4.24            2.58           2.36
  Dec-72     84.96           126.81            4.14            2.59           2.37
  Jan-73     83.60           121.33            4.01            2.60           2.38
  Feb-73     80.82           111.63            4.01            2.61           2.39
  Mar-73     80.81           109.32            4.05            2.62           2.42
  Apr-73     77.62           102.53            4.06            2.63           2.43
  May-73     76.54            94.21            4.02            2.65           2.45
  Jun-73     76.14            91.48            4.01            2.66           2.47
  Jul-73     79.15           102.40            3.84            2.68           2.47
  Aug-73     76.63            97.84            3.99            2.70           2.52
  Sep-73     79.81           108.24            4.12            2.71           2.52
  Oct-73     79.83           109.16            4.20            2.73           2.54
  Nov-73     71.19            87.74            4.13            2.75           2.56
  Dec-73     72.50            87.62            4.09            2.76           2.58
  Jan-74     71.88            99.24            4.06            2.78           2.60
  Feb-74     72.02            98.39            4.05            2.80           2.64
  Mar-74     70.45            97.66            3.93            2.81           2.66
  Apr-74     67.82            93.13            3.83            2.83           2.68
  May-74     65.97            85.75            3.88            2.86           2.71
  Jun-74     65.13            84.49            3.90            2.87           2.74
  Jul-74     60.18            82.64            3.89            2.89           2.76
  Aug-74     55.20            77.01            3.80            2.91           2.79
  Sep-74     48.74            71.98            3.89            2.93           2.82
  Oct-74     56.82            79.63            4.08            2.95           2.85
  Nov-74     54.27            76.14            4.20            2.96           2.87
  Dec-74     53.31            70.14            4.27            2.99           2.89
  Jan-75     59.98            89.55            4.37            3.00           2.91
  Feb-75     64.03            92.11            4.43            3.02           2.93
  Mar-75     65.54            97.80            4.31            3.03           2.94
  Apr-75     68.77           102.99            4.23            3.04           2.95
  May-75     72.27           109.82            4.32            3.05           2.97
  Jun-75     75.61           118.05            4.45            3.07           2.99
  Jul-75     70.63           115.06            4.41            3.08           3.02
  Aug-75     69.61           108.46            4.38            3.10           3.03
  Sep-75     67.33           106.49            4.33            3.11           3.05
  Oct-75     71.61           105.95            4.54            3.13           3.07
  Nov-75     73.86           109.34            4.49            3.14           3.08
  Dec-75     73.14           107.19            4.67            3.16           3.10
  Jan-76     81.92           135.96            4.71            3.17           3.10
  Feb-76     81.44           154.85            4.74            3.18           3.11
  Mar-76     84.09           154.63            4.81            3.20           3.12
  Apr-76     83.26           149.08            4.82            3.21           3.13
  May-76     82.65           143.70            4.75            3.22           3.15
  Jun-76     86.19           150.30            4.85            3.24           3.17
  Jul-76     85.60           150.98            4.88            3.25           3.19
  Aug-76     85.72           146.59            4.99            3.27           3.20
  Sep-76     87.83           148.12            5.06            3.28           3.21
  Oct-76     86.02           145.03            5.10            3.29           3.23
  Nov-76     85.95           150.88            5.27            3.31           3.24
  Dec-76     90.58           168.69            5.45            3.32           3.25
  Jan-77     86.15           176.28            5.24            3.33           3.26
  Feb-77     84.85           175.59            5.21            3.34           3.30
  Mar-77     83.84           177.88            5.26            3.36           3.32
  Apr-77     83.96           181.94            5.29            3.37           3.34
  May-77     82.70           181.43            5.36            3.38           3.36
  Jun-77     86.63           195.44            5.45            3.39           3.39
  Jul-77     85.32           196.03            5.41            3.41           3.40
  Aug-77     84.19           193.92            5.52            3.42           3.41
  Sep-77     84.19           195.71            5.50            3.44           3.43
  Oct-77     80.69           189.25            5.45            3.46           3.44
  Nov-77     83.68           209.80            5.50            3.47           3.45
  Dec-77     84.08           211.50            5.41            3.49           3.47
  Jan-78     79.06           207.50            5.37            3.51           3.48
  Feb-78     77.79           214.71            5.37            3.52           3.51
  Mar-78     79.93           236.87            5.36            3.54           3.53
  Apr-78     86.89           255.53            5.35            3.56           3.56
  May-78     88.07           276.48            5.32            3.58           3.60
  Jun-78     86.73           271.25            5.29            3.60           3.64
  Jul-78     91.58           289.81            5.37            3.62           3.66
  Aug-78     94.70           317.01            5.48            3.64           3.68
  Sep-78     94.24           316.00            5.42            3.66           3.71
  Oct-78     85.85           239.30            5.32            3.69           3.74
  Nov-78     88.08           256.81            5.42            3.71           3.76
  Dec-78     89.59           261.12            5.35            3.74           3.78
  Jan-79     93.37           295.62            5.45            3.77           3.81
  Feb-79     90.72           287.28            5.37            3.80           3.86
  Mar-79     95.93           319.45            5.44            3.83           3.89
  Apr-79     96.28           331.81            5.38            3.86           3.94
  May-79     94.66           332.96            5.52            3.89           3.99
  Jun-79     98.54           348.68            5.70            3.92           4.02
  Jul-79     99.62           354.64            5.65            3.95           4.08
  Aug-79     105.70          381.46            5.63            3.98           4.12
  Sep-79     105.97          368.35            5.56            4.01           4.16
  Oct-79     99.02           325.83            5.09            4.05           4.20
  Nov-79     104.11          353.80            5.25            4.09           4.24
  Dec-79     106.11          374.61            5.28            4.13           4.28
  Jan-80     112.59          405.93            4.89            4.16           4.34
  Feb-80     112.93          394.41            4.66            4.20           4.40
  Mar-80     101.79          324.30            4.51            4.25           4.47
  Apr-80     106.16          346.79            5.20            4.30           4.52
  May-80     112.13          372.81            5.42            4.34           4.56
  Jun-80     115.45          389.67            5.61            4.36           4.61
  Jul-80     123.25          441.22            5.35            4.39           4.61
  Aug-80     124.87          467.89            5.12            4.41           4.64
  Sep-80     128.37          487.47            4.98            4.45           4.69
  Oct-80     130.76          503.72            4.85            4.49           4.73
  Nov-80     145.09          542.33            4.90            4.53           4.77
  Dec-80     140.51          523.99            5.07            4.59           4.81
  Jan-81     134.36          534.84            5.01            4.64           4.85
  Feb-81     137.15          539.87            4.79            4.69           4.90
  Mar-81     142.37          590.78            4.98            4.75           4.94
  Apr-81     139.33          629.59            4.72            4.80           4.97
  May-81     140.20          656.16            5.01            4.85           5.01
  Jun-81     139.08          661.15            4.93            4.92           5.05
  Jul-81     139.17          640.25            4.75            4.98           5.11
  Aug-81     131.46          596.46            4.57            5.04           5.15
  Sep-81     124.86          552.74            4.50            5.10           5.20
  Oct-81     131.46          593.75            4.87            5.17           5.21
  Nov-81     137.25          610.14            5.56            5.22           5.23
  Dec-81     133.62          596.72            5.17            5.27           5.24
  Jan-82     131.44          585.02            5.19            5.31           5.26
  Feb-82     124.71          567.70            5.28            5.36           5.28
  Mar-82     123.96          562.82            5.41            5.41           5.27
  Apr-82     129.09          584.38            5.61            5.47           5.29
  May-82     125.37          569.89            5.63            5.53           5.35
  Jun-82     123.19          560.82            5.50            5.58           5.41
  Jul-82     120.54          559.98            5.78            5.64           5.44
  Aug-82     135.82          599.07            6.23            5.68           5.45
  Sep-82     137.31          618.66            6.61            5.71           5.46
  Oct-82     152.77          699.39            7.03            5.75           5.48
  Nov-82     159.46          753.88            7.03            5.78           5.47
  Dec-82     162.22          763.83            7.25            5.82           5.45
  Jan-83     167.87          811.79            7.03            5.86           5.46
  Feb-83     172.23          869.62            7.37            5.90           5.46
  Mar-83     178.52          915.27            7.30            5.94           5.46
  Apr-83     192.05          985.45            7.56            5.98           5.50
  May-83     191.05         1,071.15           7.27            6.02           5.53
  Jun-83     198.35         1,108.46           7.29            6.06           5.55
  Jul-83     192.14         1,098.66           6.94            6.10           5.57
  Aug-83     195.41         1,077.05           6.95            6.15           5.59
  Sep-83     198.07         1,091.42           7.30            6.20           5.62
  Oct-83     195.41         1,029.46           7.21            6.25           5.64
  Nov-83     199.96         1,082.53           7.34            6.29           5.64
  Dec-83     198.75         1,066.83           7.30            6.33           5.65
  Jan-84     197.45         1,065.97           7.48            6.38           5.68
  Feb-84     190.98          997.22            7.34            6.43           5.71
  Mar-84     194.24         1,014.57           7.23            6.48           5.72
  Apr-84     195.58         1,005.95           7.15            6.53           5.75
  May-84     185.14          953.54            6.78            6.58           5.77
  Jun-84     189.23          982.14            6.88            6.63           5.79
  Jul-84     186.52          940.89            7.36            6.68           5.80
  Aug-84     207.51         1,034.79           7.56            6.74           5.83
  Sep-84     207.55         1,037.59           7.82            6.80           5.86
  Oct-84     208.09         1,015.07           8.25            6.86           5.87
  Nov-84     205.99          980.97            8.35            6.91           5.87
  Dec-84     211.20          995.68            8.43            6.96           5.88
  Jan-85     227.42         1,101.12           8.73            7.00           5.89
  Feb-85     230.53         1,131.07           8.30            7.04           5.91
  Mar-85     230.95         1,106.87           8.56            7.09           5.94
  Apr-85     230.21         1,087.61           8.77            7.14           5.96
  May-85     244.37         1,117.63           9.55            7.19           5.98
  Jun-85     248.25         1,129.47           9.69            7.23           6.00
  Jul-85     247.61         1,158.84           9.51            7.27           6.01
  Aug-85     246.10         1,150.50           9.76            7.31           6.02
  Sep-85     238.20         1,087.91           9.74            7.35           6.04
  Oct-85     248.85         1,116.30           10.07           7.40           6.06
  Nov-85     266.66         1,185.51           10.47           7.45           6.08
  Dec-85     279.12         1,241.23           11.04           7.50           6.10
  Jan-86     280.34         1,255.14           11.01           7.54           6.12
  Feb-86     301.68         1,345.38           12.27           7.58           6.10
  Mar-86     318.39         1,409.55           13.21           7.62           6.07
  Apr-86     314.44         1,418.58           13.11           7.66           6.06
  May-86     331.71         1,469.64           12.45           7.70           6.08
  Jun-86     337.21         1,473.47           13.21           7.74           6.11
  Jul-86     318.03         1,368.85           13.07           7.78           6.11
  Aug-86     341.81         1,398.69           13.72           7.82           6.12
  Sep-86     313.72         1,320.50           13.03           7.85           6.15
  Oct-86     331.16         1,366.19           13.41           7.89           6.15
  Nov-86     339.64         1,361.96           13.77           7.92           6.16
  Dec-86     330.67         1,326.27           13.74           7.96           6.17
  Jan-87     375.08         1,451.34           13.97           7.99           6.20
  Feb-87     390.57         1,568.76           14.25           8.03           6.23
  Mar-87     401.19         1,605.31           13.93           8.06           6.26
  Apr-87     397.66         1,555.06           13.27           8.10           6.29
  May-87     401.76         1,549.00           13.13           8.13           6.31
  Jun-87     421.81         1,590.20           13.26           8.17           6.33
  Jul-87     442.81         1,648.08           13.02           8.21           6.35
  Aug-87     459.86         1,695.38           12.81           8.24           6.38
  Sep-87     449.74         1,681.65           12.34           8.28           6.41
  Oct-87     352.96         1,190.78           13.11           8.33           6.43
  Nov-87     324.05         1,143.50           13.15           8.36           6.44
  Dec-87     347.97         1,202.97           13.37           8.39           6.44
  Jan-88     362.83         1,269.85           14.26           8.42           6.45
  Feb-88     379.88         1,366.36           14.34           8.46           6.47
  Mar-88     368.41         1,422.11           13.90           8.49           6.50
  Apr-88     372.38         1,451.83           13.68           8.53           6.53
  May-88     375.29         1,425.84           13.54           8.58           6.55
  Jun-88     392.70         1,513.10           14.03           8.62           6.58
  Jul-88     391.13         1,509.32           13.80           8.66           6.61
  Aug-88     378.19         1,472.19           13.88           8.71           6.64
  Sep-88     394.22         1,505.61           14.35           8.77           6.68
  Oct-88     404.98         1,487.09           14.80           8.82           6.71
  Nov-88     399.23         1,422.10           14.51           8.87           6.71
  Dec-88     406.46         1,478.14           14.67           8.93           6.72
  Jan-89     435.85         1,537.85           14.96           8.97           6.76
  Feb-89     424.99         1,550.62           14.69           9.03           6.78
  Mar-89     435.02         1,606.13           14.87           9.09           6.82
  Apr-89     457.47         1,650.94           15.11           9.15           6.87
  May-89     475.86         1,710.70           15.72           9.22           6.91
  Jun-89     473.29         1,676.32           16.58           9.29           6.92
  Jul-89     515.79         1,744.54           16.98           9.35           6.94
  Aug-89     525.75         1,765.83           16.54           9.42           6.95
  Sep-89     523.70         1,765.83           16.57           9.48           6.97
  Oct-89     511.49         1,659.17           17.20           9.55           7.01
  Nov-89     522.13         1,650.71           17.33           9.61           7.02
  Dec-89     534.46         1,628.59           17.32           9.67           7.03
  Jan-90     498.59         1,504.17           16.73           9.73           7.11
  Feb-90     505.03         1,532.29           16.69           9.78           7.14
  Mar-90     518.31         1,588.68           16.61           9.85           7.18
  Apr-90     505.51         1,546.42           16.28           9.91           7.19
  May-90     554.79         1,633.18           16.95           9.98           7.21
  Jun-90     550.91         1,656.70           17.34           10.04          7.25
  Jul-90     549.15         1,593.41           17.53           10.11          7.27
  Aug-90     499.56         1,386.90           16.80           10.18          7.34
  Sep-90     474.98         1,271.93           16.99           10.24          7.40
  Oct-90     473.22         1,199.17           17.36           10.31          7.45
  Nov-90     503.70         1,253.14           18.06           10.37          7.46
  Dec-90     517.50         1,277.45           18.39           10.43          7.46
  Jan-91     540.37         1,384.88           18.63           10.48          7.51
  Feb-91     579.06         1,539.02           18.69           10.53          7.52
  Mar-91     592.84         1,643.67           18.76           10.58          7.53
  Apr-91     594.50         1,649.26           19.02           10.64          7.54
  May-91     619.95         1,704.35           19.02           10.69          7.56
  Jun-91     591.62         1,621.69           18.90           10.73          7.59
  Jul-91     619.31         1,687.69           19.20           10.78          7.60
  Aug-91     633.86         1,731.74           19.86           10.83          7.62
  Sep-91     623.46         1,737.28           20.46           10.88          7.65
  Oct-91     631.82         1,792.35           20.57           10.93          7.66
  Nov-91     606.29         1,742.88           20.74           10.97          7.69
  Dec-91     675.59         1,847.63           21.94           11.01          7.69
  Jan-92     663.03         2,056.04           21.23           11.05          7.70
  Feb-92     671.51         2,148.97           21.34           11.08          7.73
  Mar-92     658.35         2,095.46           21.14           11.12          7.77
  Apr-92     677.51         2,011.02           21.17           11.15          7.78
  May-92     681.17         2,008.20           21.69           11.18          7.79
  Jun-92     671.29         1,903.98           22.12           11.22          7.82
  Jul-92     698.34         1,974.42           23.00           11.26          7.84
  Aug-92     684.24         1,929.41           23.15           11.28          7.86
  Sep-92     692.11         1,954.68           23.58           11.31          7.88
  Oct-92     694.60         2,005.31           23.12           11.34          7.91
  Nov-92     718.01         2,182.78           23.14           11.37          7.92
  Dec-92     727.41         2,279.04           23.71           11.40          7.92
  Jan-93     732.72         2,402.79           24.37           11.42          7.95
  Feb-93     742.61         2,359.54           25.24           11.45          7.98
  Mar-93     758.58         2,427.73           25.29           11.48          8.01
  Apr-93     739.99         2,353.44           25.47           11.51          8.03
  May-93     759.97         2,433.93           25.59           11.53          8.04
  Jun-93     762.48         2,424.68           26.74           11.56          8.06
  Jul-93     758.90         2,464.93           27.25           11.59          8.06
  Aug-93     787.81         2,548.49           28.43           11.62          8.08
  Sep-93     781.98         2,629.02           28.45           11.65          8.09
  Oct-93     797.86         2,752.85           28.72           11.67          8.13
  Nov-93     790.36         2,704.68           27.98           11.70          8.13
  Dec-93     800.08         2,757.15           28.03           11.73          8.13
  Jan-94     826.88         2,927.54           28.76           11.76          8.16
  Feb-94     804.56         2,920.81           27.46           11.78          8.18
  Mar-94     769.56         2,790.54           26.38           11.81          8.21
  Apr-94     779.56         2,807.28           25.98           11.85          8.22
  May-94     792.27         2,803.91           25.77           11.88          8.23
  Jun-94     772.70         2,730.45           25.51           11.92          8.26
  Jul-94     798.28         2,780.69           26.44           11.95          8.28
  Aug-94     830.77         2,874.40           26.21           12.00          8.31
  Sep-94     810.74         2,904.58           25.34           12.04          8.33
  Oct-94     829.31         2,937.98           25.28           12.09          8.34
  Nov-94     798.87         2,842.20           25.45           12.13          8.35
  Dec-94     810.54         2,842.77           25.86           12.19          8.35
  Jan-95     831.61         2,923.22           26.56           12.24          8.38
  Feb-95     863.88         2,996.89           27.32           12.29          8.42
  Mar-95     889.45         3,040.34           27.57           12.34          8.45
  Apr-95     915.33         3,147.36           28.04           12.40          8.47
  May-95     951.49         3,241.16           30.26           12.46          8.49
  Jun-95     973.85         3,425.25           30.68           12.52          8.51
  Jul-95    1,006.28        3,646.18           30.16           12.58          8.51
  Aug-95    1,008.99        3,776.72           30.87           12.64          8.53
  Sep-95    1,051.27        3,850.36           31.41           12.69          8.55
  Oct-95    1,047.59        3,662.85           32.34           12.75          8.57
  Nov-95    1,093.69        3,733.18           33.14           12.81          8.57
  Dec-95    1,113.92        3,822.40           34.04           12.87          8.56
  Jan-96    1,152.24        3,833.10           34.01           12.92          8.61
  Feb-96    1,163.30        3,974.54           32.37           12.97          8.64
  Mar-96    1,174.47        4,065.16           31.69           13.02          8.69
  Apr-96    1,191.73        4,409.89           31.16           13.08          8.72
  May-96    1,222.48        4,740.19           30.99           13.14          8.74
  Jun-96    1,227.49        4,464.31           31.62           13.19          8.74
  Jul-96    1,172.87        4,043.32           31.68           13.25          8.76
  Aug-96    1,197.73        4,235.79           31.24           13.31          8.77
  Sep-96    1,265.04        4,359.05           32.14           13.36          8.80
  Oct-96    1,299.71        4,282.77           33.44           13.42          8.83
  Nov-96    1,398.35        4,406.11           34.61           13.48          8.85
  Dec-96    1,370.95        4,495.99           33.73           13.54          8.85
  Jan-97    1,456.08        4,684.82           33.46           13.60          8.88
  Feb-97    1,467.88        4,588.32           33.48           13.65          8.90
  Mar-97    1,406.81        4,363.49           32.63           13.71          8.93
  Apr-97    1,490.80        4,243.06           33.47           13.77          8.94
  May-97    1,582.33        4,676.70           33.79           13.84          8.93
  Jun-97    1,652.91        4,909.60           34.45           13.89          8.94
  Jul-97    1,784.15        5,206.63           36.60           13.95          8.95
  Aug-97    1,684.95        5,471.65           35.44           14.01          8.97
  Sep-97    1,777.23        5,933.45           36.56           14.07          8.99
  Oct-97    1,717.87        5,704.42           37.81           14.13          9.01
  Nov-97    1,797.41        5,616.00           38.37           14.18          9.01
  Dec-97    1,828.33        5,519.97           39.07           14.25          9.00
  Jan-98    1,848.62        5,487.40           39.86           14.31          9.01
  Feb-98    1,981.94        5,843.53           39.57           14.37          9.03
  Mar-98    2,083.44        6,124.61           39.67           14.42          9.05
  Apr-98    2,104.40        6,227.50           39.77           14.49          9.07
  May-98    2,068.22        5,917.99           40.50           14.54          9.08
  Jun-98    2,152.23        5,796.08           41.42           14.60          9.09
  Jul-98    2,129.31        5,407.17           41.26           14.66          9.10
  Aug-98    1,821.46        4,320.33           43.17           14.72          9.12
  Sep-98    1,938.14        4,479.75           44.88           14.79          9.13
  Oct-98    2,095.79        4,639.23           43.90           14.84          9.15
  Nov-98    2,222.81        4,990.88           44.32           14.89          9.15
  Dec-98    2,350.89        5,116.65           44.18           14.94          9.14
  Jan-99    2,449.21        5,259.40           44.71           14.99          9.17
  Feb-99    2,373.09        4,898.08           42.39           15.05          9.18
  Mar-99    2,468.03        4,712.44           42.36           15.11          9.20
  Apr-99    2,563.62        5,159.66           42.44           15.17          9.27
  May-99    2,503.09        5,359.33           41.66           15.22          9.27
  Jun-99    2,642.01        5,663.74           41.34           15.28          9.27
  Jul-99    2,559.53        5,715.85           41.02           15.34          9.30
  Aug-99    2,546.86        5,606.68           40.80           15.40          9.32
  Sep-99    2,477.05        5,482.77           41.15           15.46          9.37
  Oct-99    2,633.80        5,435.07           41.10           15.52          9.38
  Nov-99    2,687.34        5,962.82           40.85           15.57          9.39
  Dec-99    2,845.63        6,640.79           40.22           15.64          9.40

Source: Ibbotson Associates


Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential mutual fund.

Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Stock Price Index, a market-weighted, unmanaged index 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.


Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

     Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1988 through 1999. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.


     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary-Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.


[GRAPHIC OMITTED]


----------

(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5) SALOMON SMITH BARNEY BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 1999. It does not represent the performance of any Prudential mutual fund.


AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS 12/31/85-12/31/98 (IN U.S. DOLLARS)

[Table below represents chart in its printed piece]

Sweden                   22.70%
Hong Kong                20.37%
Spain                    20.11%
Netherland               18.63%
Belgium                  18.41%
France                   17.69%
USA                      17.39%
U.K.                     16.41%
Europe                   16.28%
Switzerland              15.58%
Sing/Mlysia              15.07%
Denmark                  14.72%
Germany                  13.29%
Australia                11.68%
Italy                    11.39%
Canada                   11.10%
Japan                     9.59%
Norway                    8.91%
Austria                   7.09%


Source: Morgan Stanley Capital International (MSCI) and Lipper, Inc. as of 12/31/99. Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.


This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.

[Figures below represents line chart in its printed piece]

Capital Appreciation vs. Capital Appreciation plus Dividends

                    S & P 500        S & P 500
                     Index P       Mnthly Reinv
                   ----------      -------------
   12/31/1969        1,000.00        1,000.00
   06/30/1970        7,899.20        8,051.71
   12/31/1970       10,009.78       10,394.79
   06/30/1971       10,829.89       11,420.79
   12/31/1971       11,089.51       11,881.17
   06/30/1972       11,638.06       12,648.24
   12/31/1972       12,823.16       14,138.01
   06/30/1973       11,326.31       12,670.96
   12/31/1973       10,596.35       12,061.20
   06/30/1974        9,340.65       10,834.76
   12/31/1974        7,447.32        8,869.10
   06/30/1975       10,340.00       12,579.67
   12/31/1975        9,796.87       12,170.87
   06/30/1976       11,327.39       14,338.95
   12/31/1976       11,672.82       15,082.87
   06/30/1977       10,914.62       14,421.95
   12/31/1977       10,330.22       14,003.47
   06/30/1978       10,376.93       14,445.99
   12/31/1978       10,439.93       14,924.58
   06/30/1979       11,178.58       16,418.99
   12/31/1979       11,724.85       17,700.02
   06/30/1980       12,409.19       19,260.23
   12/31/1980       14,746.79       23,453.21
   06/30/1981       14,252.55       23,230.06
   12/31/1981       13,311.86       22,298.50
   06/30/1982       11,906.26       20,552.88
   12/31/1982       15,276.99       27,102.88
   06/30/1983       18,260.92       33,127.50
   12/31/1983       17,915.49       33,215.96
   06/30/1984       16,639.15       31,587.63
   12/31/1984       18,166.41       35,299.82
   06/30/1985       20,839.67       41,368.35
   12/31/1985       22,950.25       46,499.59
   06/30/1986       27,247.45       56,185.40
   12/31/1986       26,305.67       55,178.71
   06/30/1987       33,021.94       70,322.00
   12/31/1987       26,839.01       58,075.84
   06/30/1988       29,708.88       65,449.44
   12/31/1988       30,167.28       67,694.63
   06/30/1989       34,540.51       78,878.96
   12/31/1989       38,388.00       89,107.41
   06/30/1990       38,889.85       91,850.94
   12/31/1990       35,870.08       86,337.31
   06/30/1991       40,317.18       98,621.45
   12/31/1991       45,306.32      112,583.79
   06/30/1992       44,334.13      111,827.50
   12/31/1992       47,328.91      121,149.50
   06/30/1993       48,938.73      127,042.63
   12/31/1993       50,668.04      133,333.28
   06/30/1994       48,258.74      128,821.93
   12/31/1994       49,887.03      135,084.70
   06/30/1995       59,173.36      162,352.61
   12/31/1995       66,905.27      185,787.02
   06/30/1996       72,847.05      204,531.27
   12/31/1996       80,462.73      228,415.94
   06/30/1997       96,145.98      275,463.22
   12/31/1997      105,412.77      304,594.88
   06/30/1998      123,163.14      358,574.97
   12/31/1998      133,524.86      391,705.63
   06/30/1999      149,110.34      440,193.28
    12/31/99       159,596.98      474,093.88


Source: Lipper, Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.


                   ----------------------------------------

                  WORLD STOCK MARKET CAPITALIZATION BY REGION

                           WORLD TOTAL: $20.7 TRILLION



             [THE DATA BELOW REPRESENTS PIE CHART IN ITS PRINTED PIECE]

                          Canada                  2.1%
                          Pacific Basin          16.4%
                          Europe                 32.5%
                          U.S.                   49.0%



                    Source: Morgan Stanley Capital International, December 31, 1999. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential mutual fund.

This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


[Figures below represents line graph in printed piece]

Long-Term U.S. Treasury Bond Yield in Percent (1926-1999)

               U.S. LT Gvt Yld
                   %Yield
               ---------------
   Dec-26           3.54
   Dec-27           3.16
   Dec-28           3.40
   Dec-29           3.40
   Dec-30           3.30
   Dec-31           4.07
   Dec-32           3.15
   Dec-33           3.36
   Dec-34           2.93
   Dec-35           2.76
   Dec-36           2.55
   Dec-37           2.73
   Dec-38           2.52
   Dec-39           2.26
   Dec-40           1.94
   Dec-41           2.04
   Dec-42           2.46
   Dec-43           2.48
   Dec-44           2.46
   Dec-45           1.99
   Dec-46           2.12
   Dec-47           2.43
   Dec-48           2.37
   Dec-49           2.09
   Dec-50           2.24
   Dec-51           2.69
   Dec-52           2.79
   Dec-53           2.74
   Dec-54           2.72
   Dec-55           2.95
   Dec-56           3.45
   Dec-57           3.23
   Dec-58           3.82
   Dec-59           4.47
   Dec-60           3.80
   Dec-61           4.15
   Dec-62           3.95
   Dec-63           4.17
   Dec-64           4.23
   Dec-65           4.50
   Dec-66           4.55
   Dec-67           5.56
   Dec-68           5.98
   Dec-69           6.87
   Dec-70           6.48
   Dec-71           5.97
   Dec-72           5.99
   Dec-73           7.26
   Dec-74           7.60
   Dec-75           8.05
   Dec-76           7.21
   Dec-77           8.03
   Dec-78           8.98
   Dec-79          10.12
   Dec-80          11.99
   Dec-81          13.34
   Dec-82          10.95
   Dec-83          11.97
   Dec-84          11.70
   Dec-85           9.56
   Dec-86           7.89
   Dec-87           9.20
   Dec-88           9.18
   Dec-89           8.16
   Dec-90           8.44
   Dec-91           7.30
   Dec-92           7.26
   Dec-93           6.54
   Dec-94           7.99
   Dec-95           6.03
   Dec-96           6.73
   Dec-97           6.02
   Dec-98           5.42
   Dec-99           6.82

Source: Ibbotson Associates

----------------------------------------

Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1998. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential mutual fund.

                                     PART C

                                OTHER INFORMATION


ITEM 23. EXHIBITS

   (a) (1) Amended and Restated Articles of Incorporation.(1)
       (2) Articles of Amendment to the Articles of Incorporation.(1)
       (3) Articles of Amendment to the Articles of Incorporation.(2)
       (4) Articles Supplementary (Class C Change).(3)

   (b) (1) By-Laws.(4)

       (2) Amendment No. 1 to By-Laws.(5)

   (c) Instruments defining rights of shareholders.(6)

   (d) (1) Management Agreement between Registrant and Prudential Mutual Fund Management, Inc.(4)
       (2) Subadvisory Agreement among Registrant, Prudential Mutual Fund Management, Inc. and Wellington Management Company ("Wellington").(4)

   (e) (1) Distribution Agreement.(3)
       (2) Form of Selected Dealer Agreement.(3)

   (f) Not applicable.

   (g) (1) Form of Custodian Contract between Registrant and State Street Bank and Trust Company.(4)

       (2) Amendment dated February 22, 1999 to Custodian Contract between Registrant and State Street Bank and Trust Company*
   (h) (1) Transfer Agency and Service Agreement between Registrant and Prudential Mutual Fund Services, Inc.(*)
       (2) Amendment to Transfer Agency and Service Agreement*

   (i) Legal opinion*

   (j) Accountants consent*

   (k) Not applicable.

   (l) Not applicable.

   (m) (1) Amended and Restated Distribution and Service Plan for Class A shares.(3)
       (2) Amended and Restated Distribution and Service Plan for Class B shares.(3)

       (3) Amended and Restated Distribution and Service Plan for Class C shares.(3)

   (n) Amended and Restated Rule 18f-3 Plan.(3)

   (p) (1) Code of Ethics of Registrant.*
       (2) Code of Ethics of Prudential Investments Fund Management LLC ("PIFM") and Prudential Investment Management Services LLC.*
       (3) Code of Ethics of Wellington.*


---------
1. Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-37356) filed on January 30, 1995.
2. Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 33-37356) filed on December 2, 1996.
3. Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (File No. 33-37356) filed on November 27, 1998.
4. Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-37356) filed on December 1, 1997.

5. Incorporated by reference to Post-Effective Amendment No. 15 to the Registration statement on Form N-1A (File No. 33-37356) filed on December 1, 1999.

6. Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A (File No. 33-37356) filed on November 30, 1993.

* Filed herewith.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
     No person is controlled by or under common control with the Registrant.


ITEM 25. INDEMNIFICATION.
     As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Article VI of the Fund's Articles of Incorporation (Exhibit (a) to the Registration Statement) and Section 2-418 of the Maryland General Law, officers and directors of the Registrant may be indemnified against liabilities in connection with the Registrant unless it is proved that (i) the act or omission of the director or officer was material to the cause of action adjudicated in the proceeding and was committed in bad faith or with active and deliberate dishonesty, (ii) the director actually received an improper personal benefit in money, property or services, or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e) (1) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The Registrant intends to purchase an insurance policy insuring its officers and directors against certain liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

     Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d) (2) to the Registration Statement) limit the liability of Prudential Investments Fund Management, LLC (PIFM) and Wellington Management Company (the Subadviser), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws, the Management Agreement and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain, in effect.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     (a) Prudential Investments Fund Management LLC (PIFM).

     See "How the Fund is Managed-Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

     The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

     The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102-4077.

NAME AND ADDRESS          POSITION WITH PIFM                                 PRINCIPAL OCCUPATIONS
----------------          ------------------                                 ---------------------
David R. Odenath, Jr.     Officer in Charge, President,       Officer in Charge, President, Chief Executive
                          Chief Executive Officer and           Officer and Chief Operating Officer, PIFM;
                          Chief Operating Officer               Senior Vice President, The Prudential Insurance
                                                                Company of America (Prudential)
Robert F. Gunia           Executive Vice President &          Executive Vice President & Chief Administrative
                          Chief Administrative Officer          Officer, PIFM; Vice President, Prudential;
                                                                President, Prudential Investment Management
                                                                Services LLC (PIMS)
William V. Healey         Executive Vice President, Chief     Executive Vice President, Chief Legal Officer and
                          Legal Officer and Secretary           Secretary, PIFM; Vice President and Associate
                                                                General Counsel, Prudential; Senior Vice
                                                                President, Chief Legal Officer and Secretary,
                                                                PIMS
Stephen Pelletier         Executive Vice President            Executive Vice President, PIFM
Judy A. Rice              Executive Vice President            Executive Vice President, PIFM
Lynn M. Waldvogel         Executive Vice President            Executive Vice President, PIFM

     (b) Wellington, the Subadviser, is a Massachusetts partnership and is a registered investment adviser engaged in the investment advisory business. Information as to the general partners of the Subadviser is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15908), and is incorporated herein by reference thereto.


     See "How the Fund is Managed-Investment Adviser" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.


ITEM 27. PRINCIPAL UNDERWRITERS
     (a) Prudential Investment Management Services LLC (PIMS)

     PIMS is distributor for Cash Accumulation Trust, Command Money Fund, Command Tax-Free Fund, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Diversified Bond Fund, Inc., Prudential Diversified Funds, Prudential U.S. Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Value Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential International Bond Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Total Return Bond Fund Inc., Prudential 20/20 Focus Fund, Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc.,
Prudential World Fund, Inc. Strategic Partners Series, Target Funds, The Prudential Investment Portfolios, Inc. and The Target Portfolio Trust.

     PIMS is also distributor of the following unit investment trusts:  Separate
Accounts: Prudential's Gibraltar Fund Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Contract Account GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

     (b) Information concerning the officers and directors of PIMS is set forth below.



                                    POSITIONS AND OFFICES                          POSITIONS AND OFFICES
NAME(1)                             WITH UNDERWRITER                               WITH REGISTRANT
-------                             ----------------                               ---------------
Margaret M. Deverell ............   Vice President and Chief Financial Officer     None
Kevin B. Frawley ................   Senior Vice President and Chief Compliance     None
213 Washington St.                  Officer
Newark, NJ 07102
Robert F. Gunia .................   President                                      Vice President
William V. Healey ...............   Senior Vice President, Secretary and Chief     None
                                    Legal Officer
John R. Strangfeld, Jr. .........   Advisory Board member                          None


-----------
(1) Except as otherwise indicated the address of each person named is 751 Broad Street, Newark, New Jersey 07102.


     (c) Registrant has no principal underwriter who is not an affiliated person of Registrant.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All  accounts,  books and other  documents  required  to be  maintained  by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, Wellington Management Company, 75 State Street,
Boston, Massachusetts 02109, Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, New Jersey 08830. Documents required by Rules 31a-1 (b)(5), (6), (7), (9), (10) and (11), 31a-1(f) 31a-1(b)(4) and 11 and
31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.


ITEM 29. MANAGEMENT SERVICES
     Other than as set forth under the caption "How the Fund is Managed" in the Prospectus and the caption "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30. UNDERTAKING
     Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 30th day of November, 2000.





                                              GLOBAL UTILITY FUND, INC.




                                              /s/ David R. Odenath, Jr.
                                              --------------------------
                                                  David R. Odenath, Jr.,
                                                  President





 Signature                           Title                                 Date
/s/ Eugene C. Dorsey                 Director                              November 30, 2000
------------------------------
    Eugene C. Dorsey

/s/ Saul K. Fenster                  Director                              November 30, 2000
------------------------------
    Saul K. Fenster

/s/ Robert F. Gunia                  Director                              November 30, 2000
------------------------------
    Robert F. Gunia

/s/ Maurice Holmes                   Director                              November 30, 2000
------------------------------
    Maurice Holmes

/s/ Robert E. LaBlanc                Director                              November 30, 2000
------------------------------
    Robert E. LaBlanc

/s/ Douglas H. McCorkindale          Director                              November 30, 2000
------------------------------
    Douglas H. McCorkindale

/s/ W. Scott McDonald, Jr.           Director                              November 30, 2000
------------------------------
    W. Scott McDonald, Jr.

/s/ Thomas T. Mooney                 Director                              November 30, 2000
------------------------------
    Thomas T. Mooney

/s/ David R. Odenath, Jr.            Director and President                November 30, 2000
------------------------------
    David R. Odenath, Jr.

/s/ Steven Stoneburn                 Director                              November 30, 2000
------------------------------
    Steven Stoneburn

/s/ Grace C. Torres                  Treasurer and Principal Financial     November 30, 2000
------------------------------       and Accounting Officer
    Grace C. Torres

/s/ Joseph Weber                     Director                              November 30, 2000
------------------------------
    Joseph Weber

/s/ Clay T. Whitehead                Director                              November 30, 2000
------------------------------
    Clay T. Whitehead

                                  EXHIBIT INDEX

     (g) (2) Amendment dated February 22, 1999 to Custodian Contract between Registrant and State Street.

     (h) (1) Transfer Agency and Service Agreement.

         (2) Amendment to Transfer Agency and Service Agreement.

     (i) Legal opinion.

     (j) Accountants consent.

     (p) (1) Code of Ethics of Registrant.

         (2) Code of Ethics of Prudential Investments Fund Management LLC and Prudential Investment Management Services LLC.

         (3) Code of Ethics of Wellington.